                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT,

                           DATED AS OF MARCH 8, 2002,

                                      AMONG

                               PENTON MEDIA, INC.,
                                  AS BORROWER,

                            THE LENDERS PARTY HERETO,


                             BANK OF AMERICA, N.A.,
                              AS SYNDICATION AGENT,

                                  BANK ONE, NA,
                                       AND
                              FLEET NATIONAL BANK,
                           AS CO-DOCUMENTATION AGENTS,

                                       AND

                              THE BANK OF NEW YORK,
                             AS ADMINISTRATIVE AGENT

                           ---------------------------


                            BNY CAPITAL MARKETS, INC.
                        AS LEAD ARRANGER AND BOOK RUNNER


                                       TABLE OF CONTENTS
                                       -----------------

ARTICLE 1. DEFINITIONS.................................................................................1

   SECTION 1.1 DEFINED TERMS...........................................................................1
   SECTION 1.2 CLASSIFICATION OF LOANS AND BORROWINGS.................................................23
   SECTION 1.3 TERMS GENERALLY........................................................................23
   SECTION 1.4 ACCOUNTING TERMS; GAAP.................................................................24
   SECTION 1.5 CALCULATION OF CERTAIN FINANCIAL TERMS.................................................24
   SECTION 1.6 COMMUNIC...............................................................................24

ARTICLE 2. THE CREDITS................................................................................25

   SECTION 2.1 REVOLVING COMMITMENT...................................................................25
   SECTION 2.2 LOANS AND BORROWINGS...................................................................25
   SECTION 2.3 REQUESTS FOR BORROWINGS................................................................26
   SECTION 2.4 FUNDING OF BORROWINGS..................................................................27
   SECTION 2.5 TERMINATION AND REDUCTION OF REVOLVING COMMITMENTS.....................................27
   SECTION 2.6 REPAYMENT OF LOANS; EVIDENCE OF DEBT...................................................28
   SECTION 2.7 PREPAYMENT OF LOANS....................................................................30
   SECTION 2.8 LETTERS OF CREDIT......................................................................32
   SECTION 2.9 SWINGLINE LOANS........................................................................37
   SECTION 2.10 PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SETOFFS............................39

ARTICLE 3. INTEREST, FEES, YIELD PROTECTION, ETC......................................................40

   SECTION 3.1 INTEREST...............................................................................40
   SECTION 3.2 INTEREST ELECTIONS.....................................................................41
   SECTION 3.3 FEES...................................................................................42
   SECTION 3.4 ALTERNATE RATE OF INTEREST.............................................................44
   SECTION 3.5 INCREASED COSTS; ILLEGALITY............................................................44
   SECTION 3.6 BREAK FUNDING PAYMENTS.................................................................46
   SECTION 3.7 TAXES..................................................................................46
   SECTION 3.8 MITIGATION OBLIGATIONS.................................................................47

ARTICLE 4. REPRESENTATIONS AND WARRANTIES.............................................................48

   SECTION 4.1 ORGANIZATION; POWERS...................................................................48
   SECTION 4.2 AUTHORIZATION; ENFORCEABILITY..........................................................48
   SECTION 4.3 GOVERNMENTAL APPROVALS; NO CONFLICTS...................................................48
   SECTION 4.4 FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE........................................49
   SECTION 4.5 PROPERTIES.............................................................................49
   SECTION 4.6 LITIGATION AND ENVIRONMENTAL MATTERS...................................................50
   SECTION 4.7 COMPLIANCE WITH LAWS AND AGREEMENTS....................................................50
   SECTION 4.8 INVESTMENT AND HOLDING COMPANY STATUS..................................................50
   SECTION 4.9 TAXES..................................................................................51
   SECTION 4.10 ERISA.................................................................................51
   SECTION 4.11 DISCLOSURE............................................................................51
   SECTION 4.12 SUBSIDIARIES..........................................................................51
   SECTION 4.13 INSURANCE.............................................................................52
   SECTION 4.14 LABOR MATTERS.........................................................................52
   SECTION 4.15 SOLVENCY..............................................................................52
   SECTION 4.16 SECURITY DOCUMENTS....................................................................52
   SECTION 4.17 FEDERAL RESERVE REGULATIONS...........................................................53

ARTICLE 5. CONDITIONS.................................................................................54

   SECTION 5.1 CLOSING DATE...........................................................................54
   SECTION 5.2 EACH CREDIT EVENT......................................................................55

ARTICLE 6. AFFIRMATIVE COVENANTS......................................................................56

   SECTION 6.1 FINANCIAL STATEMENTS AND OTHER INFORMATION.............................................56
   SECTION 6.2 NOTICES OF MATERIAL EVENTS.............................................................59
   SECTION 6.3 EXISTENCE; CONDUCT OF BUSINESS.........................................................59
   SECTION 6.4 PAYMENT OF OBLIGATIONS.................................................................59
   SECTION 6.5 MAINTENANCE OF PROPERTIES..............................................................59
   SECTION 6.6 BOOKS AND RECORDS; INSPECTION RIGHTS; RECEIVABLES AUDITS...............................60
   SECTION 6.7 COMPLIANCE WITH LAWS...................................................................60
   SECTION 6.8 USE OF PROCEEDS........................................................................60
   SECTION 6.9 INFORMATION REGARDING COLLATERAL.......................................................60
   SECTION 6.10 INSURANCE.............................................................................61
   SECTION 6.11 CASUALTY AND CONDEMNATION.............................................................61
   SECTION 6.12 ADDITIONAL SUBSIDIARIES...............................................................62
   SECTION 6.13 FURTHER ASSURANCES....................................................................62
   SECTION 6.14 ENVIRONMENTAL COMPLIANCE..............................................................63
   SECTION 6.15 INTEREST RATE PROTECTION ARRANGEMENTS.................................................63
   SECTION 6.16 CONTROL AGREEMENTS....................................................................64

ARTICLE 7. NEGATIVE COVENANTS.........................................................................64

   SECTION 7.1 INDEBTEDNESS...........................................................................64
   SECTION 7.2 LIENS..................................................................................66
   SECTION 7.3 FUNDAMENTAL CHANGES; LINES OF BUSINESS.................................................66
   SECTION 7.4 INVESTMENTS, LOANS, ADVANCES, GUARANTEES, ACQUISITIONS AND CAPITAL
    EXPENDITURES .....................................................................................67
   SECTION 7.5 ASSET SALES; ISSUANCE OF EQUITY INTERESTS BY SUBSIDIARIES..............................68
   SECTION 7.6 SALE AND LEASE-BACK TRANSACTIONS.......................................................68
   SECTION 7.7 HEDGING AGREEMENTS.....................................................................69
   SECTION 7.8 RESTRICTED PAYMENTS....................................................................69
   SECTION 7.9 TRANSACTIONS WITH AFFILIATES...........................................................70
   SECTION 7.10 RESTRICTIVE AGREEMENTS................................................................70
   SECTION 7.11 CHANGES TO CERTAIN DOCUMENTS OR FISCAL YEAR...........................................70
   SECTION 7.12 PREPAYMENTS OF INDEBTEDNESS...........................................................71
   SECTION 7.13 INTEREST COVERAGE RATIO...............................................................71
   SECTION 7.14 FIXED CHARGE COVERAGE RATIO...........................................................71
   SECTION 7.15 LEVERAGE RATIO........................................................................71
   SECTION 7.16 SENIOR LEVERAGE RATIO.................................................................72

ARTICLE 8. EVENTS OF DEFAULT..........................................................................72

ARTICLE 9. THE ADMINISTRATIVE AGENT...................................................................75

ARTICLE 10. MISCELLANEOUS.............................................................................77

   SECTION 10.1 NOTICES...............................................................................77
   SECTION 10.2 WAIVERS; AMENDMENTS...................................................................77
   SECTION 10.3 EXPENSES; INDEMNITY; DAMAGE WAIVER....................................................78
   SECTION 10.4 SUCCESSORS AND ASSIGNS................................................................80
   SECTION 10.5 SURVIVAL..............................................................................82
   SECTION 10.6 COUNTERPARTS; INTEGRATION; EFFECTIVENESS..............................................82



                                      (ii)


   SECTION 10.7 SEVERABILITY..........................................................................83
   SECTION 10.8 RIGHT OF SETOFF.......................................................................83
   SECTION 10.9 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS............................83
   SECTION 10.10 WAIVER OF JURY TRIAL.................................................................84
   SECTION 10.11 HEADINGS.............................................................................84
   SECTION 10.12 INTEREST RATE LIMITATION.............................................................84
   SECTION 10.13 TREATMENT OF CERTAIN INFORMATION.....................................................85
   SECTION 10.14 SAVINGS CLAUSE.......................................................................85
   SECTION 10.15 RESTATEMENT DATE AFFIRMATIONS AND RELEASE............................................86
   SECTION 10.16 AMENDMENT NO. 1 TO SECURITY AGREEMENT................................................86


SCHEDULES:
----------

============================== ===============================================
Schedule B                     Existing Loans
------------------------------ -----------------------------------------------
Schedule 2.1                   Revolving Commitments
------------------------------ -----------------------------------------------
Schedule 4.5                   Real Property
------------------------------ -----------------------------------------------
Schedule 4.6                   Disclosed Matters
------------------------------ -----------------------------------------------
Schedule 4.12                  Subsidiaries
------------------------------ -----------------------------------------------
Schedule 4.13                  Insurance
------------------------------ -----------------------------------------------
Schedule 7.1                   Existing Indebtedness
------------------------------ -----------------------------------------------
Schedule 7.2                   Existing Liens
------------------------------ -----------------------------------------------
Schedule 7.4                   Existing Investments
------------------------------ -----------------------------------------------
Schedule 7.10                  Existing Restrictions
============================== ===============================================


EXHIBITS:
---------

============================== ===============================================
Exhibit A                      Form of Assignment and Acceptance
------------------------------ -----------------------------------------------
Exhibit B                      Form of Opinion of Borrower's Counsel
------------------------------ -----------------------------------------------
Exhibit C-1                    Form of Note
------------------------------ -----------------------------------------------
Exhibit C-2                    Form of Swingline Note
------------------------------ -----------------------------------------------
Exhibit D                      Form of Supplemental Security Agreement
------------------------------ -----------------------------------------------
Exhibit E                      Form of Compliance Certificate
------------------------------ -----------------------------------------------
Exhibit F                      Form of Borrowing Base Certificate
============================== ===============================================


                                     (iii)

         AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 8, 2002, among PENTON MEDIA, INC. (the "BORROWER"), the Lenders party thereto, BANK OF AMERICA, N.A., as Syndication Agent, BANK ONE, NA and FLEET NATIONAL BANK, as Co-Documentation Agents, and THE BANK OF NEW YORK, as Administrative Agent.

                                    RECITALS
                                    --------

         A. Reference is made to the Credit Agreement, dated as of September 1, 1999, among PENTON MEDIA, INC., the LENDERS party thereto, BANC OF AMERICA SECURITIES, LLC, as Syndication Agent, BANK ONE, N.A. (formerly known as THE FIRST NATIONAL BANK OF CHICAGO) and FLEET NATIONAL BANK, as Co-Documentation Agents, and THE BANK OF NEW YORK, as Administrative Agent (as amended, supplemented or otherwise modified from time to time to, but excluding, the Restatement Date, the "EXISTING CREDIT AGREEMENT").

         B. Schedule B sets forth the amount, nature and character of the Loans and Letters of Credit immediately prior to the Restatement Date and by executing and delivering this Credit Agreement, the Borrower acknowledges that it is truly and justly indebted to the Lenders therefor.

         C. The parties hereto desire to amend and restate the Existing Credit Agreement as provided herein.

         D. For convenience, this Credit Agreement is dated as of March 8, 2002 (the "RESTATEMENT DATE"), and references to certain matters related to the period prior thereto have been deleted.

         The parties hereto agree as follows:

ARTICLE 1. DEFINITIONS
           -----------

         Section 1.1 DEFINED TERMS

                  As used in this Credit Agreement, the following terms have the meanings specified below:

                  "A TERM LOAN" means a Loan referred to as such on Schedule B.

                  "A TERM MATURITY DATE" means June 30, 2006.

                  "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "ABRY" means ABRY Mezzanine Partners LLC, a Delaware limited liability company.

                  "ACCOUNT DEBTOR" means any Person obligated in respect of a Receivable.

                   "ADJUSTED EBITDA" means, as of any date, EBITDA for the most recent four consecutive fiscal quarter period in respect of which the financial statements required by paragraphs (a) or (c) of Section 6.1 have been delivered, adjusted on a consistent basis to give effect to all acquisitions, dispositions and exchanges made by the Borrower and the Subsidiaries, and all issuances of Equity Interests by the Subsidiaries, during such period as if each had occurred on the first day of such period.

                  "ADJUSTED UNREPORTED EBITDA" means, as of any date, EBITDA for the four consecutive fiscal quarter period then ended (or, if such date is not a fiscal quarter end, for the four consecutive fiscal quarter period most recently ended), adjusted on a consistent basis to give effect to all acquisitions, dispositions and exchanges made by the Borrower and the Subsidiaries, and issuances of Equity Interests by the Subsidiaries, during such period as if each had occurred on the first day of such period.

                  "ADJUSTED LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period MULTIPLIED by (b) the Statutory Reserve Rate.

                  "ADMINISTRATIVE AGENT" means BNY, in its capacity as administrative agent for the Lenders hereunder.

                  "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "AGENT" means the Administrative Agent, the Syndication Agent or the Co-Documentation Agents, as the case may be.

                  "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day PLUS 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "APPLICABLE MARGIN" means, at all times during the applicable periods set forth below: (a) with respect to ABR Borrowings, the percentage set forth below under the heading "ABR Margin", (b) with respect to Eurodollar Borrowings, and fees payable under Section 3.3(b)(i), the percentage set forth below under the heading "Eurodollar Margin and LC Fee":


======================= ================= ================= ===================================
WHEN THE LEVERAGE
RATIO IS GREATER THAN
OR EQUAL TO              AND LESS THAN       ABR MARGIN        EURODOLLAR MARGIN AND LC FEE
----------------------- ----------------- ----------------- -----------------------------------
      5.00:1.00                                3.000%                     4.250%
----------------------- ----------------- ----------------- -----------------------------------
      4.00:1.00            5.00:1.00           2.500%                     3.750%
----------------------- ----------------- ----------------- -----------------------------------
      3.00:1.00            4.00:1.00           2.000%                     3.250%
----------------------- ----------------- ----------------- -----------------------------------
                           3.00:1.00           1.500%                     2.750%
======================= ================= ================= ===================================


Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall be based upon the certificate most recently delivered under Section 6.1(e) and shall become effective on the Rate Change Date with respect thereto. Notwithstanding anything to the contrary in this definition, if the Borrower shall fail to deliver to the Administrative Agent any such certificate on or prior to any date required hereby, the Leverage Ratio for purposes of this defined term only shall be deemed to be greater than 5.00:1.00 from and including such date to the earlier of (a) delivery of such certificate, and (b) the next succeeding Rate Change Date.

                  "APPLICABLE PERCENTAGE" means, with respect to any applicable Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

                  "APPROVED FUND" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4), and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "AVAILABILITY PERIOD" means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

                  "AVAILABLE REVOLVING AMOUNT" means, as of any date:

                           (a) (i) prior to the earlier of the Term Loan
Prepayment Date and the Full Availability Date, an amount equal to the lesser of
(A) the aggregate sum of the Revolving Commitments and (B) the sum of (1) $15,000,000, PLUS (2) on and after the Increased Availability Date, $5,000,000, PLUS (3) on and after the Additional Equity Date, $10,000,000, and (ii) prior to the Term Loan Prepayment Date and on or after the Full Availability Date, the aggregate sum of the Revolving Commitments; and

                           (b) on and after the Term Loan Prepayment Date, an
amount equal to the lesser of (i) the aggregate sum of the Revolving Commitments and (ii) the Borrowing Base.

For purposes of this defined term only, the following terms shall have the following meanings:

                           "ADDITIONAL EQUITY DATE" means the third Business Day after the date, if any, upon which the Borrower shall have prepaid the Term Loans with all of the Net Proceeds of one or more issuances of Equity Interests (other than the initial issuance of New Preferred Stock and other than issuances of Equity Interests by the Borrower contemplated by paragraph (d) of Article 8) by the Borrower the aggregate gross proceeds in respect of which equal or exceed $10,000,000.

                           "FULL AVAILABILITY DATE" means the third Business Day following the date, if any, upon which the Borrower shall deliver to the Administrative Agent and the Lenders the financial statements required under Section 6.1(a) or Section 6.1(c), as the case may be, and the compliance certificate required under Section 6.1(e), in each case in respect of the first fiscal quarter ending after the Increased Availability Date at which the Leverage Ratio is less than 5.00:1.00.

                           "INCREASED AVAILABILITY DATE" means the third Business Day after the date, if any, upon which the Borrower shall deliver to the Administrative Agent and the Lenders the financial statements required under Section 6.1(c) and the compliance certificate required under Section 6.1(e), in each case in respect of the fiscal quarter ending June 30, 2002.

                  "B TERM LOAN" means a Loan referred to as such on Schedule B.

                  "B TERM MATURITY DATE" means June 30, 2007.

                  "BNY" means The Bank of New York and its successors.

                  "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "BORROWER" means Penton Media, Inc., a Delaware corporation.

                  "BORROWING" means (a) Revolving Loans, A Term Loans or B Term Loans of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect or
(b) a Swingline Loan.

                  "BORROWING BASE" means, as of any date, an amount equal to 80% of Eligible Receivables.

                  "BORROWING BASE CERTIFICATE" a certificate of a Financial Officer, substantially in the form of Exhibit F, delivered pursuant to Section 6.1(j).

                  "BORROWING REQUEST" means a request by the Borrower for a Borrowing in accordance with Section 2.3.

                  "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed, PROVIDED that, when used in connection with a Eurodollar Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "CAPITAL EXPENDITURES" of any Person means expenditures (whether paid in cash or other consideration or accrued as a liability) for fixed or capital assets (excluding any capitalized interest and any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations and excluding any replacement assets acquired with the proceeds of insurance or of condemnation or eminent domain awards) made by such Person.

                  "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "CHANGE IN CONTROL" means (a) the beneficial ownership, directly or indirectly, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing 35% or more of the aggregate ordinary voting power represented by the issued and outstanding securities of the Borrower, (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were not (i) nominated by the board of directors of the Borrower as of the Restatement Date, (ii) appointed by directors so nominated, or (iii) on such board of directors as of the Restatement Date, or (c) the occurrence of any change of control or any similar circumstance which, under any of (i) the Senior Secured Indenture, (ii) the Subordinated Public Debt Indenture, or (iii) the certificates of incorporation of the Borrower or any Subsidiary or certificate of designation with respect to any class of preferred stock of thereof (including the New Preferred Stock), in any case which results in an obligation of the Borrower to prepay, purchase, offer to purchase, redeem or defease any such Indebtedness or any such preferred stock.

                  "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of the Existing Credit Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of the Existing Credit Agreement or
(c) compliance by any Credit Party (or, for purposes of Section 3.5(b), by any lending office of such Credit Party or by such Credit Party's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of the Existing Credit Agreement.

                  "CLASS", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, A Term Loans, B Term Loans or Swingline Loans.

                  "CLOSING DATE" has the meaning assigned to such term in
Section 5.1.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL" means any and all "Collateral" or "Mortgaged Property", as defined in any applicable Security Document.

                  "COMMITMENT" means, with respect to any Lender, such Lender's Revolving Commitment.

                  "COMMITMENT FEE MARGIN" means, at all times during the applicable periods set forth below, the percentage set forth below under the heading "Commitment Fee" and adjacent to such period:

======================== ================ =========================
WHEN THE                   AND EQUAL
LEVERAGE RATIO             TO OR LESS
IS GREATER THAN               THAN             COMMITMENT FEE
------------------------ ---------------- -------------------------
       4.00:1.00                                   0.500%
------------------------ ---------------- -------------------------
                            4.00:1.00              0.375%
======================== ================ =========================


Changes in the Commitment Fee Margin resulting from a change in the Leverage Ratio shall be based upon the certificate most recently delivered under Section 6.1(e) and shall become effective on the Rate Change Date with respect thereto. Notwithstanding anything to the contrary in this definition, if the Borrower shall fail to deliver to the Administrative Agent any such certificate on or prior to any date required hereby, the Leverage Ratio for purposes of this defined term only shall be deemed to be greater than 4.00:1.00 from and including such date to the earlier of (a) delivery of such certificate, and (b) the next succeeding Rate Change Date.

                  "COMMUNIC" means ComMunic GmbH Kongresse-Messen Seminare, a limited liability company organized under of laws of Germany.

                  "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

                  "CREDIT AGREEMENT" means this Amended and Restated Credit Agreement.

                  "CREDIT PARTIES" means the Administrative Agent, the Issuing Bank and the Lenders.

                  "DEFAULT" means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "DISCLOSED MATTERS" means the actions, suits and proceedings, the environmental matters and the material adverse changes disclosed in Schedule 4.6.

                  "DISQUALIFIED EQUITY" means any Equity Interest of any Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date (the "current pay date") that is one year and one day after the B Term Maturity Date, or (b) provides that any dividend or other distribution shall be made thereon or in respect thereof (other than in the form of Equity Interests of such Person that would not otherwise constitute "Disqualified Equity") on or prior to the current pay date; provided, however, that Equity Interests that would constitute Disqualified Equity solely because the holders thereof have the right to require such Person to repurchase or redeem such Equity Interests upon the occurrence of one or more certain events shall not constitute Disqualified Equity if the terms of such Equity Interest provide that such Person may not repurchase or redeem any such Equity Interest unless such repurchase or redemption complies with
Section 7.8 of this Credit Agreement. For purposes of this Credit Agreement, the New Preferred Stock and other Equity Interests issued on substantially the same terms shall not be deemed to be Disqualified Equity.

                  "DOLLARS" or "$" refers to lawful money of the United States of America.

                  "DOMESTIC SUBSIDIARY" means each Subsidiary organized under the laws of the United States of America or any state thereof.

                  "EBITDA" means, subject to Section 1.5, with respect to any period (a) net income for such period, MINUS (b) the sum of, without duplication, for such period (i) extraordinary gains, (ii) non-cash additions to income, and (iii) non-recurring additions to income, PLUS (c) the sum of, without duplication, for such period (i) extraordinary losses, (ii) interest expense, (iii) depreciation, (iv) amortization, (v) provision for income taxes,
(vi) non-cash charges against income, and (vii) non-recurring charges to income; in each case with respect to the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP.

                  "EFFECTIVE DATE" means September 1, 1999.

                  "ELIGIBLE RECEIVABLES" means the outstanding balance of those Receivables of any Loan Party that have been earned by performance arising out of sales of merchandise, goods or services (including advertising, publication subscriptions and trade shows) in the ordinary course of business established by such Loan Party, which constitute good and valid accounts representing undisputed bona fide indebtedness incurred by an Account Debtor for a fixed sum as set forth in the invoice relating thereto, which are and at all times shall continue to be acceptable to the Administrative Agent in all respects in accordance with its reasonable credit judgment, which are not in dispute, and that constitute

Collateral in which the Secured Parties have a fully perfected first priority Lien (other than as a result of the failure to comply with the federal Assignment of Claims Act or similar laws with respect to Receivables, the Account Debtor on which is a Governmental Authority); PROVIDED, HOWEVER, that a Receivable shall in no event be included in calculating Eligible Receivables if:

                           (a) in the case of a Receivable arising from such
Loan Party's publishing business, such Receivable is more than (i) 120 days past due according to the original terms of sale, or (ii) 120 days past the original invoice date thereof; or

                           (b) any representation or warranty contained in any
Loan Document with respect to such Receivable or any related Account Debtor is not true and correct; or

                           (c) any Account Debtor on such Receivable has
disputed liability or made any claim with respect to such Receivable, but solely to the extent of such dispute or claim; or

                           (d) any Account Debtor on such Receivable has: (i)
filed a petition for bankruptcy or any other relief under the bankruptcy code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors; (ii) made an assignment for the benefit of creditors; (iii) had filed against it any petition or other application for relief under the bankruptcy code or any such other law; (iv) failed, suspended business operations, become insolvent, or called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation; or (v) had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs; or

                           (e) the Account Debtor is located outside the United
States; or

                           (f) the sale to such Account Debtor on such
Receivable is on a bill-on-hold, guaranteed sale, sale-and-return, sale-on-approval or consignment basis; or

                           (g) such Receivable is subject to a Lien in favor of
any Person other than the Administrative Agent for the benefit of the Secured Parties (other than a Permitted Lien which is subordinate to Liens granted to the Administrative Agent for the benefit of the Secured Parties); or

                           (h) such Receivable is subject to any deduction,
offset, counterclaim, full or partial refund, return privilege or other conditions, other than volume sales discounts given in the ordinary course of such Loan Party's business, but only to the extent of such potential deduction, offset, counterclaim, refund, return privilege or other conditions; or

                           (i) the Account Debtor on such Receivable is located
in New Jersey or Minnesota, unless such Loan Party (i) has received a certificate of authority to do business and is in good standing in such state, or (ii) has filed a Notice of Business Activities Report with the appropriate office or agency of such state for the current year; or

                           (j) the Account Debtor on such Receivable is an
officer, employee or Affiliate of any Loan Party; or

                           (k) such Receivable is denominated in a currency
other than Dollars; or

                           (l) such Receivable is not evidenced by an invoice or
other writing in form acceptable to the Administrative Agent, in its sole discretion; or

                           (m) except with respect to Receivables arising out of
publication subscriptions and trade shows, any Loan Party, in order to be entitled to collect such Receivable, is required to perform any additional service for, or perform or incur any additional obligation to, the Person to whom or to which it was made; or

                           (n) such Receivable has been placed with a third
party for collection or such Receivable has been determined by the applicable Loan Party to be uncollectable; or

                           (o) the total Receivables of such Account Debtor to
the Loan Parties (taken as a whole) represent more than 10% of the Eligible Receivables of the Loan Parties (taken as a whole), but only to the extent of the excess over 10% of the Eligible Receivables.

                  "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "EQUITY INTEREST" means (i) shares of corporate stock, partnership interests, membership interests, and any other interest that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person, and (ii) all warrants, options or other rights to acquire any Equity Interest set forth in clause (i) of this defined term.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA EVENT" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "EURODOLLAR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "EVENT OF DEFAULT" has the meaning assigned to such term in
Article 8.

                  "EXCLUDED TAXES" means, with respect to any Credit Party or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Credit Party, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such Loan Party is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Credit Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 3.7(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such Loan Party with respect to such withholding tax pursuant to
Section 3.7(a).

                  "EXISTING CREDIT AGREEMENT" has the meaning set forth in Recital A.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, a rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Effective Rate for such day shall be the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

                  "FIXED CHARGE COVERAGE RATIO" means, as of any fiscal quarter end, the ratio of (i) EBITDA to (ii) Fixed Charges, in each case for the period comprised of the four consecutive fiscal quarters then ended as reflected in the financial statements in respect thereof delivered pursuant to Section 6.1(a) or 6.1(c), as the case may be. For purposes of the calculation of the Fixed Charge Coverage Ratio only, as of each fiscal quarter ending on or prior to December 31, 2003, the following shall be added to EBITDA: (a) the amount of cash and cash equivalents of the Borrower and the Subsidiary Guarantors on a consolidated basis at such fiscal quarter end in excess of $5,000,000, and (b) the lesser of
(x) the excess, if any, of the Available Revolving Amount over the Revolving Credit Exposure at such fiscal quarter end and (y) if the amount determined under clause (x) above would, if borrowed, result in a Default under Section
7.15 or Section 7.16, the largest amount of the amount determined under clause
(x) which, if borrowed, would not cause such a Default.

                  "FIXED CHARGES" means, subject to Section 1.5, for any period, the sum of, without duplication, each of the following with respect to the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP:
(i) Interest Expense, (ii) all expenditures during such period which would be characterized as "Additions to property, plant and equipment" or similar nomenclature, (iii) tax payments (including estimated tax payments), (iv) all Restricted Payments paid pursuant to Section 7.8(c), and (v) all Required Principal Payments.

                  "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which the applicable Loan Party is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "GAAP" means generally accepted accounting principles in effect from time to time in the United States of America.

                  "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or
advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, PROVIDED that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guaranteed" has a meaning correlative thereto.

                  "GUARANTEE AGREEMENT" means the Guarantee Agreement, dated as of September 1, 1999, among the Subsidiary Guarantors and the Administrative Agent, for the benefit of the Secured Parties.

                  "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "HEDGING AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price swap, cap, collar, hedging or other like arrangement.

                  "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid (including, without limitation, margin debt), (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) all Disqualified Equity issued by such Person, and (l) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted (e.g., take-or-pay obligations) or similar obligations. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

                  "INDEMNITEE" has the meaning assigned to such term in Section 10.3(b).

                  "INTERCREDITOR AGREEMENT" has the meaning set forth in Section 7.1(a)(viii).

                  "INTEREST COVERAGE RATIO" means, as of any fiscal quarter end, the ratio of (i) EBITDA to (ii) Interest Expense, in each case for the period comprised of the four consecutive fiscal quarters then ended as reflected in the financial statements in respect thereof delivered pursuant to Section 6.1(a) or 6.1(c), as the case may be. For purposes of the calculation of the Interest Coverage Ratio only, as of each fiscal quarter ending on or prior to December 31, 2003, the following shall be added to EBITDA: (a) the amount of cash and cash equivalents of the Borrower and the Subsidiary Guarantors on a consolidated basis at such fiscal quarter end in excess of $5,000,000, and (b) the lesser of
(x) the excess, if any, of the Available Revolving Amount over the Revolving Credit Exposure at such fiscal quarter end and (y) if the amount determined under clause (x) above would, if borrowed, result in a Default under Section
7.15 or Section 7.16, the largest amount of the amount determined under clause
(x) which, if borrowed, would not cause such a Default.

                  "INTEREST ELECTION REQUEST" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 3.2.

                  "INTEREST EXPENSE" means, subject to Section 1.5, for any period, the sum, without duplication, of each of the following with respect to the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP: (i) all interest that accrued or accreted during such period, regardless of whether it shall have been paid, (ii) the amount of debt discounts amortized during such period, (iii) the amortization during such period of all fees payable in connection with the incurrence of any debt (including any Indebtedness), and (iv) the interest component of any rents payable under capital leases.

                  "INTEREST PAYMENT DATE" means (i) with respect to any ABR Loan, the last day of each calendar month, (ii) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part, (iii) as to all Revolving Loans, the Revolving Maturity Date, (iv) as to all A Term Loans, the A Term Maturity Date, (v) as to all B Term Loans, the B Term Maturity Date, and (vi) with respect to any Swingline Loan, the day that such Swingline Loan is required to be repaid.

                  "INTEREST PERIOD" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one month thereafter, PROVIDED that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, thereafter, shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "INTEREST RATE PROTECTION ARRANGEMENT" means any interest rate swap, cap or collar arrangement or any other derivative product customarily offered by banks to their customers in order to reduce the exposure of such customers to interest rate fluctuations, as the same may be amended, supplemented or otherwise modified from time to time.

                  "ISSUING BANK" means BNY, in its capacity as issuer of Letters of Credit.

                  "LC DISBURSEMENT" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

                  "LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time PLUS (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "LENDERS" means the Persons listed on Schedule 2.1 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

                  "LETTER OF CREDIT" means any letter of credit issued (and any successive renewals thereof) pursuant to this Credit Agreement.

                  "LEVERAGE RATIO" means, at any date of determination, the ratio of (i) Total Debt (excluding the Subordinated ABRY Debt) on such date to
(ii) (a) on the date of each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit, Adjusted Unreported EBITDA on such date, and
(b) on all other dates, Adjusted EBITDA on such date.

                  "LIBO RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate of interest per annum as determined by the Administrative Agent, equal to the rate, as reported by BNY to the Administrative Agent, quoted by BNY to leading banks in the London interbank market as the rate at which BNY is offering dollar deposits in an amount approximately equal to its ratable share of such Eurodollar Borrowing for dollar deposits with a maturity comparable to such Interest Period at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

                  "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "LOAN DOCUMENTS" means this Credit Agreement, the Guarantee Agreement and the Security Documents.

                  "LOAN PARTIES" means the Borrower and the Subsidiary
Guarantors.

                  "LOANS" means the loans made by the Lenders pursuant to this Credit Agreement.

                  "MARGIN STOCK" has the meaning assigned to such term in Regulation U.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their obligations under any Loan Document or (c) the rights of or benefits available to any Credit Party under any Loan Document.

                  "MATERIAL INDEBTEDNESS" means Indebtedness (other than Indebtedness under the Loan Documents) or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary, as applicable, would be required to pay if such Hedging Agreement were terminated at such time.

                  "MORTGAGE" means a mortgage, deed of trust, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Administrative Agent.

                  "MORTGAGED PROPERTY" means and includes each parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Sections 6.12 or 6.13.

                  "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "NET PROCEEDS" means, with respect to any event, (a) the cash proceeds received in respect of such event, including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, and (iv) in the case of the issuance of Equity Interests, any cash subscription payment or other cash consideration paid in connection therewith, (b) net of the sum of (i) all reasonable fees (including, with respect to Equity Interests, underwriting commissions or placement fees) and out-of-pocket expenses paid by the Borrower and the Subsidiaries to third parties in connection with such event, (ii) in the case of a sale, transfer, lease or other disposition of an asset, the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than the Loans) secured by such asset or otherwise subject to mandatory payment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the Subsidiaries, and the amount of any reserves established by the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower), PROVIDED, HOWEVER, that, subject to Section 6.11, with respect to any casualty or other insured damage or condemnation or similar proceeding, if the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent within five Business Days of such casualty or other insured damage or condemnation or similar proceeding setting forth the Borrower's intent to use the proceeds thereof to replace or repair the assets that are the subject of such casualty or other insured damage or condemnation or similar proceeding within 180 days of receipt of such proceeds and no Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Proceeds except to the extent not so used at the end of such 180-day period, at which time such proceeds shall be deemed Net Proceeds.

                  "NEW PREFERRED STOCK" means the Series B Convertible Preferred Stock of the Borrower issued pursuant to the New Preferred Stock Documents.

                  "NEW PREFERRED STOCK DOCUMENTS" means, collectively, the Certificate of Designations, dated March 10, 2002, with respect to the New Preferred Stock, the Preferred Stock Purchase Agreement, dated as of March 10, 2002, among the Borrower and the purchasers named therein (the "PURCHASERS"), the Warrants to Purchase Common Stock of Penton Media, Inc., each dated March 10, 2002, the Registration Rights Agreement, dated as of March 10, 2002, among the Borrower and the Purchasers, and each other agreement, instrument or other document executed or delivered in connection therewith.

                  "NOTES" means, (i) with respect to each Lender, a promissory note evidencing such Lender's Loans payable to the order of such Lender (or, if required by such Lender, to such Lender and its registered assigns) substantially in the form of Exhibit C-1, and (ii) with respect to the Swingline Lender, a promissory note evidencing the Swingline Lender's Swingline Loans payable to the order of the Swingline Lender (or, if required by the Swingline Lender, to the Swingline Lender and its registered assigns) substantially in the form of Exhibit C-2.

                  "OBLIGATIONS" has the meaning assigned to such term in the Security Agreement.

                  "OTHER TAXES" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents.

                  "PARTICIPANT" has the meaning assigned to such term in Section 10.4(e).

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "PERFECTION CERTIFICATE" means a certificate in the form of Annex 2 to the Security Agreement or any other form approved by the Administrative Agent.

              "PERMITTED ENCUMBRANCES" means:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 6.4;

                  (b) landlords', vendors', carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.4;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article 8; and

                  (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary.

              "PERMITTED INVESTMENTS" means:

                  (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States of America or (ii) issued by any agency of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, in each case maturing within one year after such date;

                  (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P"), or Moody's Investors Service, Inc. ("Moody's");

                  (c) commercial paper maturing no more than 270 days from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's;

                  (d) certificates of deposit or bankers' acceptances maturing within one year and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and

                  (e) shares of any money market mutual fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a) and (b) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either S&P or Moody's.

              "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

              "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

              "PREPAYMENT/REDUCTION EVENT" means:

                  (a) any sale, transfer, lease or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary, other than dispositions described in clauses (a) and (b) of Section 7.5;

                  (b) the issuance by any Subsidiary of any Equity Interest (other than the issuance to the Borrower or any wholly-owned Subsidiary of the Borrower);

                  (c) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary, other than casualties, insured damage or takings resulting in aggregate Net Proceeds not exceeding $1,000,000 during any fiscal year;

                  (d) the incurrence by the Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted by Section 7.1(a); and

                  (e) the issuance by the Borrower of any Equity Interest (other than issuances of Equity Interests by the Borrower contemplated by paragraph (d) of Article 8).

              "PRIME RATE" means the rate of interest per annum publicly announced from time to time by BNY as its prime commercial lending rate; each change in the Prime Rate being effective from and including the date such change is publicly announced as being effective. The Prime Rate is not intended to be lowest rate of interest charged by BNY in connection with extensions of credit to borrowers.

                  "RATE CHANGE DATE" means the first Business Day of the month immediately succeeding the date a certificate required by Section 6.1(e) is delivered to the Administrative Agent (or, if such a certificate is delivered on the first Business Day of a month, such first Business Day).

                  "RECEIVABLE" means the right to payment arising as a result of, or in connection with, absolute sales of merchandise, goods or services (including advertising, publication subscriptions and trade shows) by any Loan Party in the ordinary course of its business.

                  "REGISTER" has the meaning assigned to such term in Section 10.4(c).

                  "REGULATION T" means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "REGULATION U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "REGULATION X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "REQUIRED LENDERS" means, at any time, Lenders having Revolving Credit Exposures, outstanding A Term Loans, outstanding B Term Loans and unused Revolving Commitments representing more than 50% of the sum of the total Revolving Credit Exposures, outstanding A Term Loans, outstanding B Term Loans and unused Revolving Commitments at such time.

                  "REQUIRED PRINCIPAL PAYMENTS" means, for any period, the sum of (i) with respect to all revolving credit and line of credit facilities (including, without limitation, the facility evidenced hereby) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, an amount equal to the excess, if any, of (a) the aggregate outstanding principal balance of all Indebtedness thereunder at the beginning of such period, MINUS (b) the aggregate amount of all commitments under such revolving and line of credit facilities at the end of such period, PLUS (ii) with respect to all other Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, all repayments of such Indebtedness which were required to be made during such period.

                  "RESTATEMENT DATE" has the meaning set forth in Recital D hereto.

                  "RESTRICTED PAYMENT" means, as to any Person, (i) any dividend or other distribution by such Person (whether in cash, securities or other property) with respect to any Equity Interests of such Person or any other payment by such Person with respect to any Equity Interests of such Person to a holder thereof, (ii) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interest,
(iii) any payment of principal or interest or any purchase, redemption, retirement, acquisition or defeasance with respect to any Indebtedness of such Person which is contractually subordinated to the payment of the Obligations, and (iv) the acquisition for value by such Person of any Equity Interests issued by such Person or any other Person that Controls such Person.

                  "REVOLVING COMMITMENT" means, with respect to each Lender having a Revolving Commitment, the commitment of such Lender to make Revolving Loans, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure, as such commitment may be reduced from time to time pursuant to Section 2.5 or pursuant to assignments by or to such Lender pursuant to Section 10.4. The initial amount of each applicable Lender's Revolving Commitment is set forth on Schedule 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. As of the Restatement Date, the total Revolving Commitments shall be $40,000,000.

                  "REVOLVING CREDIT EXPOSURE" means, with respect to any Lender at any time, the sum of the aggregate outstanding principal amount of such Lender's Revolving Loans, its LC Exposure and its Swingline Exposure at such time.

                  "REVOLVING LOAN" means a Loan referred to in Section 2.1(a) and made pursuant to Section 2.4.

                  "REVOLVING MATURITY DATE" means June 30, 2006.

                  "SECURED PARTIES" means the "Secured Parties" as defined in the Security Agreement or the Supplemental Security Agreement.

                  "SECURITY AGREEMENT" means the Security Agreement, dated as of September 1, 1999, among the Borrower, the Subsidiary Guarantors and the Administrative Agent, for the benefit of the Secured Parties.

                  "SECURITY DOCUMENTS" means the Security Agreement, the Supplemental Security Agreement, the Mortgages, when executed and delivered, the Intercreditor Agreement, and each other security agreement, instrument or other document executed or delivered pursuant to Sections 6.12 or 6.13 to secure any of the Obligations.

                  "SENIOR LEVERAGE RATIO" means, at any date of determination, the ratio of (i) Total Debt (excluding the Subordinated Public Debt and the Subordinated ABRY Debt) to (ii) (a) on the date of each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit, Adjusted Unreported EBITDA on such date, and (b) on all other dates, Adjusted EBITDA on such date.

                  "SENIOR SECURED INDENTURE DEBT" means secured Indebtedness of the Borrower (and including secured Guaranties thereof by one or more Subsidiary Guarantors), provided that (a) the Net Proceeds of the issuance thereof are not less than the outstanding principal amount of, and all accrued interest on, the Term Loans on the Restatement Date and such Net Proceeds are used substantially simultaneously with the incurrence thereof to prepay in full the outstanding principal amount of, and all accrued interest on, the Term Loans, (b) by its terms, such Indebtedness provides that no scheduled payments of principal thereof shall be due or payable prior to the date that is one year after the Revolving Maturity Date, and (c) such Indebtedness is incurred pursuant to the Senior Secured Indenture Debt Documents.

                  "SENIOR SECURED INDENTURE DEBT DOCUMENTS" means either (a) the Senior Secured Indenture, the Senior Secured Notes, the Intercreditor Agreement and the other agreements and documents executed or delivered in connection therewith, or (b) such other agreements, instruments and other documents as shall (i) provide that the Liens securing the obligations thereunder shall be subordinate and junior in right to the Liens of the Secured Parties, and (ii) in all respects be in form and substance (including with respect to intercreditor issues) satisfactory to the Administrative Agent and Required Lenders.

                  "SENIOR SECURED INDENTURE" means the Indenture, pursuant to which the Senior Secured Notes are issued.

                  "SENIOR SECURED NOTES" means the Senior Secured Notes of the Borrower issued under the Senior Secured Indenture.

                  "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one MINUS the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "EUROCURRENCY LIABILITIES" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "SUBORDINATED ABRY DEBT" means, as of any date, Indebtedness of the Borrower to ABRY or one or more of its Affiliates that is subordinated to the Obligations pursuant to the terms of the Subordinated ABRY Note.

                  "SUBORDINATED ABRY NOTE" means a promissory note evidencing the Subordinated ABRY Debt, in form and substance satisfactory to the Administrative Agent and Required Lenders.

                  "SUBORDINATED PUBLIC DEBT" means unsecured subordinated Indebtedness of the Borrower, in the principal amount of $185,000,000 as of the Restatement Date, and unsecured Guaranties thereof by one or more Subsidiary Guarantors, in each case under the Subordinated Public Debt Indenture and the Subordinated Public Notes.

                  "SUBORDINATED PUBLIC DEBT INDENTURE" means the Indenture, dated as of June 28, 2001, made by the Borrower to BNY, as trustee, in respect of the Subordinated Public Notes.

                  "SUBORDINATED PUBLIC NOTES" means the 10.375% Senior Subordinated Notes of the Borrower, due June 15, 2011, in the original aggregate principal amount of $185,000,000, issued under the Subordinated Public Debt Indenture.

                  "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent.

                  "SUBSIDIARY" means any subsidiary of the Borrower.

                  "SUBSIDIARY GUARANTOR" means any Subsidiary that either executed and delivered the Security Documents and the Guarantee Agreement under the Existing Credit Agreement, or executes and delivers the Security Documents and Guarantee Agreement under this Credit Agreement in accordance with Sections
6.12 and 6.13.

                  "SUPER-MAJORITY LENDERS" means, at any time, Lenders having Revolving Credit Exposures, outstanding A Term Loans, outstanding B Term Loans and unused Revolving Commitments representing more than 66-2/3% of the sum of the total Revolving Credit Exposures, outstanding A Term Loans, outstanding B Term Loans and unused Revolving Commitments at such time.

                  "SUPPLEMENTAL COLLATERAL" means the Collateral under and as defined in the Supplemental Security Agreement.

                  "SUPPLEMENTAL SECURITY AGREEMENT" means the Security Agreement, substantially in the form of Exhibit D, among the Borrower, the Subsidiary Guarantors and the Administrative Agent, for the benefit of the Secured Parties.

                  "SWINGLINE EXPOSURE" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

                  "SWINGLINE LENDER" means BNY in its capacity as lender of Swingline Loans hereunder.

                  "SWINGLINE LOAN" means a Loan in dollars made pursuant to
Section 2.9.

                  "TAXES" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TERM LOAN" means an A Term Loan or a B Term Loan, and "TERM LOANS" means all A Term Loans and all B Term Loans.

                  "TERM LOAN PREPAYMENT DATE" means the third Business Day after the date, if any, of the prepayment in full of the outstanding principal of, and accrued interest on, the Term Loans.

                  "TOTAL DEBT" means all Indebtedness that would be reflected on the consolidated balance sheet of the Borrower in accordance with GAAP, PLUS the amount available to be drawn under all Letters of Credit.

                  "TRANSACTIONS" means (a) the execution, delivery and performance by each Loan Party of each Loan Document to which it is a party, (b) the borrowing of the Loans and the issuance of the Letters of Credit, (c) the use of the proceeds of the Loans and the Letters of Credit, (d) the issuance of the New Preferred Stock and the application of the proceeds thereof, (e) the issuance of the Senior Secured Indenture Debt and the application of the proceeds thereof, and (f) the issuance of the Subordinated ABRY Debt and the application of the proceeds thereof.

                  "TYPE", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

                  "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         Section 1.2 CLASSIFICATION OF LOANS AND BORROWINGS

                  For purposes of this Credit Agreement, Loans may be classified and referred to by Class (E.G., a "REVOLVING LOAN") or by Type (E.G., a "EURODOLLAR LOAN") or by Class and Type (E.G., a "EURODOLLAR REVOLVING LOAN"). Borrowings may also be classified and referred to by Class (E.G., a "REVOLVING BORROWING") or by Type (E.G., a "EURODOLLAR BORROWING") or by Class and Type (E.G., a "EURODOLLAR REVOLVING BORROWING").

         Section 1.3 TERMS GENERALLY

                  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Credit Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Credit Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Any reference to an "applicable Lender" shall mean (i) in the case of Revolving Borrowings, Swingline Loans and Letters of Credit, Lenders having a Revolving Commitment, (ii) in the case of A Term Borrowings, Lenders having an A Term Loan and (iii) in the case of B Term Borrowings, Lenders having a B Term Loan.

         Section 1.4 ACCOUNTING TERMS; GAAP

                  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, PROVIDED that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Unless the context otherwise requires, any reference to a fiscal period shall refer to the relevant fiscal period of the Borrower.

         Section 1.5 CALCULATION OF CERTAIN FINANCIAL TERMS

         (a) In the event that any annual trade show produced by the Borrower or any Subsidiary on a regular basis (a "RECURRING TRADE SHOW") occurred both (i) more than once during any four fiscal quarter period (a "4Q PERIOD"), and (ii) during the last four weeks of such 4Q Period, then each of EBITDA, Fixed Charges and Interest Expense shall be calculated with respect to such 4Q Period as if all such Recurring Trade Shows that occurred during such 4Q Period (other than the last such Recurring Trade Show) occurred instead in the fiscal quarter immediately preceding such 4Q Period.

         (b) In the event that any Recurring Trade Show did not occur during any 4Q Period, but did occur during the four week period immediately succeeding such 4Q Period, then each of EBITDA, Fixed Charges and Interest Expense shall be calculated with respect to such 4Q Period as if the Recurring Trade Show, if any, that last occurred during the fiscal quarter immediately preceding such 4Q Period occurred instead in the last fiscal quarter of such 4Q Period.

         Section 1.6 COMMUNIC

                  Notwithstanding anything to the contrary contained in any Loan Document, ComMunic and each subsidiary thereof:

                  (1) shall be deemed not to be a Subsidiary for any purpose of any Loan Document, except with respect to (a) the following defined terms:
"ERISA Affiliate", and "Plan", and (b) the following Sections of the Credit
Agreement: 4.6, 4.9, 4.10, 6.1(a), 6.1(b), 6.1(c), 6.1(d), 6.1(h), 6.1(i), 6.2,
6.4, 6.6, 6.7, 6.14, 10.3 and 10.13, and

                  (2) shall be deemed to be a Subsidiary for purposes of Article 8(h) and 8(i) of the Credit Agreement, provided, however, that any Event of Default that shall occur under either Article 8(h) or 8(i) of the Credit Agreement solely as a result of this Section 1.6 (X) shall not be treated as an Event of Default for purposes of clause (B) of the last paragraph of Article 8 of the Credit Agreement and (Y) shall instead be treated as an Event of Default under clause (A) of the last paragraph of Article 8 of the Credit Agreement.

ARTICLE 2. THE CREDITS


         Section 2.1 REVOLVING COMMITMENT

                  Subject to the terms and conditions set forth herein, each Lender having a Revolving Commitment severally agrees to make Revolving Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Commitment, or (b) the aggregate Revolving Credit Exposure of all Lenders exceeding the Available Revolving Amount. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

         Section 2.2 LOANS AND BORROWINGS

         (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the applicable Lenders ratably in accordance with their respective Revolving Commitments. The failure of any applicable Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, PROVIDED that the Revolving Commitments of the applicable Lenders are several, and no Lender shall be responsible for any other Lender's failure to make Loans as required. Subject to Section 3.4, after the Restatement Date each new Borrowing (other than a Swingline Borrowing) shall be comprised entirely of (i) Revolving Loans and (ii) ABR Loans or Eurodollar Loans, as applicable, in each case as the Borrower may request in accordance herewith. Each Swingline Borrowing shall be a Swingline Loan. Each applicable Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, PROVIDED that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Credit Agreement.

         (b) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000, PROVIDED that an ABR

Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Available Revolving Amount or in an aggregate amount that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.8(d). Borrowings of more than one Type may be outstanding at the same time, PROVIDED that there shall not at any time be more than a total of 5 Eurodollar Borrowings outstanding.

         (c) Notwithstanding any other provision of this Credit Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after (i) the Revolving Maturity Date, in the case of Revolving Loans, (ii) the A Term Maturity Date, in the case of A Term Loans, or (iii) the B Term Maturity Date, in the case of B Term Loans.

         Section 2.3 REQUESTS FOR BORROWINGS

                  To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.2:

                  (i) the aggregate amount of the requested Borrowing;

                  (ii) the date of such Borrowing, which shall be a Business
         Day;

                  (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                  (iv) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.4; and

                  (v) a reasonably detailed calculation of each of the Senior Leverage Ratio and, at all times on and after December 31, 2002, the Leverage Ratio, in each case on a pro forma basis immediately after giving effect to such Borrowing.

                  If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing. Notwithstanding anything to the contrary contained in this Section 2.3, Swingline Borrowings shall be made in accordance with Section 2.9, and not this
Section 2.3.

         Section 2.4 FUNDING OF BORROWINGS

         (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, provided that Swingline Loans shall be made only as provided in Section 2.9. The Administrative Agent will make such Loans available to the Borrower by promptly crediting or otherwise transferring the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent and designated by the Borrower in the applicable Borrowing Request, PROVIDED that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.8(d) shall be remitted by the Administrative Agent to the Issuing Bank, PROVIDED FURTHER that ABR Revolving Loans made to finance the repayment of a Swingline Loan as provided in Section 2.9(c) shall be remitted by the Administrative Agent to the Swingline Lender.

         (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section, paragraph (d) of Section 2.8 or paragraph (c) of Section 2.9 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate that would be otherwise applicable to such Borrowing. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

         Section 2.5 TERMINATION AND REDUCTION OF REVOLVING COMMITMENTS

         (a) Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Maturity Date.

         (b) On each date below, the Revolving Commitments shall be automatically reduced by an amount equal to (i) the total of the Revolving Commitments as of September 30, 2003 MULTIPLIED BY (ii) the percentage set forth below adjacent to such date:

================================ =============================
             DATE                         PERCENTAGE
-------------------------------- -----------------------------
      September 30, 2003                     7.5%
-------------------------------- -----------------------------
       December 31, 2003                     7.5%
-------------------------------- -----------------------------
        March 31, 2004                       7.5%
-------------------------------- -----------------------------
         June 30, 2004                       7.5%
-------------------------------- -----------------------------
      September 30, 2004                     7.5%
-------------------------------- -----------------------------
       December 31, 2004                     7.5%
-------------------------------- -----------------------------
        March 31, 2005                       7.5%
-------------------------------- -----------------------------
         June 30, 2005                       7.5%
-------------------------------- -----------------------------
      September 30, 2005                      10%
-------------------------------- -----------------------------
       December 31, 2005                      10%
-------------------------------- -----------------------------
        March 31, 2006                        10%
-------------------------------- -----------------------------
         June 30, 2006                        10%
================================ =============================

         (c) The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments, PROVIDED that (i) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.7, the sum of the Revolving Credit Exposures would exceed the Available Revolving Amount, and (ii) each such reduction shall be in an amount that is an integral multiple of $1,000,000 and not less than $500,000.

         (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, PROVIDED that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments hereunder shall be permanent. Each reduction of the Revolving Commitments hereunder shall be made ratably among the applicable Lenders in accordance with their respective Revolving Commitments.

         Section 2.6 REPAYMENT OF LOANS; EVIDENCE OF DEBT

         (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each applicable Lender the then unpaid principal amount of each Revolving Loan, A Term Loan and B Term Loan on the Revolving Maturity Date, A Term Maturity Date and B Term Maturity Date, respectively, and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of (x) the maturity date selected by the Borrower for such Swingline Loan and (y) the Revolving Maturity Date.

         (b) Subject to the penultimate sentence of Section 2.7(e), on each date below, the aggregate unpaid principal balance of the A Term Loans shall be due and payable in an amount equal to the amount set forth below adjacent to such date:

========================================================================
                DATE                               AMOUNT
------------------------------------------------------------------------
           March 31, 2002                         $3,162,243.67
------------------------------------------------------------------------
           June 30, 2002                          $3,162,243.67
------------------------------------------------------------------------
         September 30, 2002                       $4,743,365.50
------------------------------------------------------------------------
         December 31, 2002                        $4,743,365.50
------------------------------------------------------------------------
           March 31, 2003                         $4,743,365.50
------------------------------------------------------------------------
           June 30, 2003                          $4,743,365.50
------------------------------------------------------------------------
         September 30, 2003                       $6,324,487.33
------------------------------------------------------------------------
         December 31, 2003                        $6,324,487.33
------------------------------------------------------------------------
           March 31, 2004                         $6,324,487.33
------------------------------------------------------------------------
           June 30, 2004                          $6,324,487.33
------------------------------------------------------------------------
         September 30, 2004                       $7,905,609.17
------------------------------------------------------------------------
         December 31, 2004                        $7,905,609.17
------------------------------------------------------------------------
           March 31, 2005                         $7,905,609.17
------------------------------------------------------------------------
           June 30, 2005                          $7,905,609.17
------------------------------------------------------------------------
         September 30, 2005                       $7,905,609.17
------------------------------------------------------------------------
         December 31, 2005                        $7,905,609.17
------------------------------------------------------------------------
           March 31, 2006                         $7,905,609.17
------------------------------------------------------------------------
           June 30, 2006             The outstanding principal balance
                                            of the A Term Loans
========================================================================

         (c) Subject to the penultimate sentence of Section 2.7(e), on each date below, the aggregate unpaid principal balance of the B Term Loans shall be due and payable in an amount equal to the amount set forth below adjacent to such date:


========================================================================
                DATE                               AMOUNT
------------------------------------------------------------------------
           March 31, 2002                       $169,405.91
------------------------------------------------------------------------
           June 30, 2002                        $169,405.91
------------------------------------------------------------------------
         September 30, 2002                     $169,405.91
------------------------------------------------------------------------
         December 31, 2002                      $169,405.91
------------------------------------------------------------------------
           March 31, 2003                       $169,405.91
------------------------------------------------------------------------
           June 30, 2003                        $169,405.91
------------------------------------------------------------------------
         September 30, 2003                     $169,405.91
------------------------------------------------------------------------
         December 31, 2003                      $169,405.91
------------------------------------------------------------------------
           March 31, 2004                       $169,405.91
------------------------------------------------------------------------
           June 30, 2004                        $169,405.91
------------------------------------------------------------------------
         September 30, 2004                     $169,405.91
------------------------------------------------------------------------

========================================================================
                DATE                              AMOUNT
------------------------------------------------------------------------
         December 31, 2004                      $169,405.91
------------------------------------------------------------------------
           March 31, 2005                       $169,405.91
------------------------------------------------------------------------
           June 30, 2005                        $169,405.91
------------------------------------------------------------------------
         September 30, 2005                     $169,405.91
------------------------------------------------------------------------
         December 31, 2005                      $169,405.91
------------------------------------------------------------------------
           March 31, 2006                       $169,405.91
------------------------------------------------------------------------
           June 30, 2006                        $169,405.91
------------------------------------------------------------------------
         September 30, 2006                    $15,924,155.61
------------------------------------------------------------------------
         December 31, 2006                     $15,924,155.61
------------------------------------------------------------------------
           March 31, 2007                      $15,924,155.61
------------------------------------------------------------------------
           June 30, 2007                  The outstanding principal
                                         balance of the B Term Loans
========================================================================

         (d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the debt of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (e) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

         (f) The entries made in the accounts maintained pursuant to paragraphs
(d) or (e) of this Section shall, to the extent not inconsistent with any entries made in any promissory note, be prima facie evidence of the existence and amounts of the obligations recorded therein, PROVIDED that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Credit Agreement.

         Section 2.7 PREPAYMENT OF LOANS

         (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section, PROVIDED that each prepayment of a Term Loan shall be allocated to the A Term Loans and the B Term Loans, on a pro rata basis, based on the aggregate outstanding principal balance of the Term Loans.

         (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment/Reduction Event, then, immediately after such Net Proceeds are received, (i) the Borrower shall prepay the A Term Loans and the B Term Loans, on a pro rata basis, in an aggregate amount equal to (A) in the case of each

Prepayment/Reduction Event within the meaning of clause (e) of such defined term
(1) 100% of the first $50,000,000 of aggregate Net Proceeds from all such Prepayment/Reduction Events occurring on or after the Restatement Date, (2) in the event that the aggregate Net Proceeds from all such Prepayment/Reduction Events occurring on or after the Restatement Date shall exceed $50,000,000, 75% of the amount of such excess that is less than or equal to $25,000,000 (E.G., if the aggregate Net Proceeds from all such Prepayment/Reduction Events occurring on or after the Restatement Date equals $75,000,000, then the required prepayment would be $68,750,000 (100% of the first $50,000,000 PLUS 75% of the next $25,000,000)), and (3) in the event that the aggregate Net Proceeds from all such Prepayment/Reduction Events occurring on or after the Restatement Date shall exceed $75,000,000, 50% of the amount of such excess, (B) in the case of each Prepayment/Reduction Event within the meaning of clauses (a), (b) or (c) of such defined term, 95% of the Net Proceeds from each such Prepayment/Reduction Event, and (C) in the case of each other Prepayment/Reduction Event, 100% of the Net Proceeds from each such Prepayment/Reduction Event, and (ii) following the repayment of the A Term Loans and the B Term Loans in full, the Borrower shall prepay the Revolving Loans in an amount equal to the lesser of (A) the excess of such Net Proceeds over the portion thereof, if any, used to prepay the A Term Loans and the B Term Loans and (B) the outstanding Revolving Loans. Notwithstanding anything herein to the contrary, the Lenders having outstanding B Term Loans may elect to forfeit any prepayment of a B Term Borrowing under this Section 2.7(b), PROVIDED that all such Lenders make such an election with respect to such prepayment. To make such an election, such Lenders shall notify the Administrative Agent and the Borrower thereof by telephone not later than one Business Day after the Administrative Agent shall have advised such Lenders of such prepayment in accordance with Section 2.7(e). Each such telephonic election shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written election in a form approved by the Administrative Agent and signed by each such Lender. Promptly following receipt of such election, the Administrative Agent shall advise each Lender of the details thereof, and any amount that, but for this provision, would have been applied to the B Term Loans shall instead be applied to the A Term Loans.

         (c) In the event of any partial reduction or termination of the Revolving Commitments, then (i) at or prior to the date of such reduction or termination, the Administrative Agent shall notify the Borrower and the applicable Lenders of the sum of the Revolving Credit Exposures after giving effect thereto and (ii) if such sum would exceed the Available Revolving Amount after giving effect to such reduction or termination, then the Borrower shall, on the date of such reduction or termination, prepay Revolving Borrowings in an amount sufficient to eliminate such excess.

         (d) OTHER MANDATORY PREPAYMENTS.

                  (i) If on any day the aggregate Revolving Credit Exposure exceeds the Borrowing Base, the Borrower shall, within one Business Day of such day, prepay the Revolving Loans in an amount equal to the lesser of (1) such excess and (2) the aggregate Revolving Credit Exposure. Until such excess has been prepaid, the Borrower shall not be entitled to borrow additional Revolving Loans.

                  (ii) If on the last Business Day of any calendar month, the aggregate sum of the cash and cash equivalents of the Loan Parties exceeds $7,500,000, the Borrower shall, within three Business Days of such day, prepay the Revolving Loans in an amount equal to the lesser of (1) such excess and (2) the aggregate Revolving Credit Exposure. Until such excess has been prepaid, the Borrower shall not be entitled to borrow additional Revolving Loans.

                  (iii) Substantially simultaneously with the issuance of the Senior Secured Notes, the Borrower will prepay the Term Loans in full as provided in Section 7.1(a)(viii).

                  (iv) Substantially simultaneously with the issuance of the Subordinated ABRY Notes, the Borrower will prepay Loans as provided in
         Section 7.1(a)(vii).

         (e) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid, PROVIDED that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.5, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.5. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing hereunder (other than Swingline Borrowings) shall, when added to the amount of each concurrent prepayment of other Borrowings (other than Swingline Borrowings), be in an integral multiple of $500,000 and not less than $2,000,000. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Each prepayment of A Term Loans or B Term Loans shall be applied ratably among the remaining installments of principal required under Section 2.6(b) or 2.6(c), as applicable. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.1.

         Section 2.8 LETTERS OF CREDIT

         (a) GENERAL. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit denominated in dollars for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Credit Agreement and the terms and conditions of any letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Credit Agreement shall control. Notwithstanding anything to the contrary herein contained, the Issuing Bank shall not be required to issue any Letter of Credit if prior thereto or simultaneously therewith, the Borrower shall not have borrowed Revolving Loans.

         (b) NOTICE OF ISSUANCE; AMENDMENT; RENEWAL; EXTENSION; CERTAIN CONDITIONS. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to issue, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for, and prior to the issuance of, a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and, upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $5,000,000 and (ii) the sum of the total Revolving Credit Exposures shall not exceed the Available Revolving Amount.

         (c) EXPIRATION DATE. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is ten Business Days prior to the Revolving Maturity Date, PROVIDED that any Letter of Credit may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date that is ten Business Days prior to the Revolving Maturity Date).

         (d) REIMBURSEMENT. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, then the Issuing Bank shall either (1) notify the Borrower to reimburse the Issuing Bank therefor, in which case the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement and any accrued interest thereon not later than 1:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 12:00 noon, New York City time, on such date, or if such notice has not been received by the Borrower prior to such time on such date, then not later than 1:00 p.m., New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 12:00 noon, New York City time, on the day of receipt or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt, PROVIDED that, if the LC Disbursement is equal to or greater than $1,000,000, the Borrower may, subject to the conditions of borrowing set forth herein, request in accordance with Section 2.3 or Section 2.9 that such payment be financed with an ABR Revolving Borrowing or a Swingline Loan, as applicable, in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing, or (2) notify the Administrative Agent that the Issuing Bank is requesting that the applicable Lenders make an ABR Revolving Borrowing in an amount equal to such LC Disbursement and any accrued interest thereon, in which case (i) the Administrative

Agent shall notify each applicable Lender of the details thereof and of the amount of such Lender's Loan to be made as part of such ABR Revolving Borrowing, and (ii) each Lender shall, whether or not any Default shall have occurred and be continuing, any representation or warranty shall be accurate, any condition to the making of any loan hereunder shall have been fulfilled, or any other matter whatsoever, make the Loan to be made by it under this paragraph by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders,
(A) on such date, in the event that such Lender shall have received notice of such ABR Revolving Borrowing prior to 12:00 noon, New York City time, or (B) if such notice has not been received by such Lender prior to such time on such date, then not later than 1:00 p.m., New York City time, on (X) the Business Day that such Lender receives such notice, if such notice is received prior to 12:00 noon, New York City time, on the day of receipt or (Y) the Business Day immediately following the day that such Lender receives such notice, if such notice is not received prior to such time on the day of receipt. Such Loans shall, for all purposes hereof, be deemed to be an ABR Revolving Borrowing referred to in Section 2.1(a) and made pursuant to Section 2.3, and the Lenders obligations to make such Loans shall be absolute and unconditional. The Administrative Agent will make such Loans available to the Issuing Bank by promptly crediting or otherwise transferring the amounts so received, in like funds, to the Issuing Bank for the purpose of repaying in full the LC Disbursement and all accrued interest thereon.

         (e) PARTICIPATIONS. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the applicable Lenders, the Issuing Bank hereby grants to each Lender having a Revolving Commitment, and each such Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. If the Borrower fails to make any payment required by paragraph (d) of this Section, or if any such sum paid by the Borrower is required to be refunded to the Borrower for any reason, the Administrative Agent shall notify each applicable Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Each applicable Lender shall pay to the Administrative Agent its Applicable Percentage of an amount equal to the payment then due from the Borrower, in the same manner as provided in Section 2.4 with respect to Loans made by such Lender (and Section 2.4 shall apply, MUTATIS MUTANDIS, to the payment obligations of the applicable Lenders), by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, (A) on such date, in the event that such Lender shall have received notice thereof prior to 12:00 noon, New York City time, or (B) if such notice has not been received by such Lender prior to such time on such date, then not later than 1:00 p.m., New York City time, on (X) the Business Day that such Lender receives such notice, if such notice is received prior to 12:00 noon, New York City time, on the day of receipt or (Y) the Business Day immediately following the day that such Lender receives such notice, if such notice is not received prior to such time on the day of receipt. The Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the applicable Lenders. Promptly following receipt by the Administrative Agent of any payment in respect of such LC Disbursement from the Borrower pursuant to paragraph (d) of this Section, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that

Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or Swingline Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; PROVIDED, however, that no Lender shall be obligated to make any payment to the Administrative Agent for any wrongful LC Disbursement made by the Issuing Bank as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Bank.

         (f) OBLIGATIONS ABSOLUTE. The Borrower's obligations to reimburse LC Disbursements as provided in paragraph (d) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Credit Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Credit Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither any Credit Party nor any of their respective Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; PROVIDED that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

         (g) DISBURSEMENT PROCEDURES. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; PROVIDED that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the applicable Lenders with respect to any such LC Disbursement.

         (h) INTERIM INTEREST. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; PROVIDED that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (d) of this Section, then Section 3.1(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

         (i) CASH COLLATERALIZATION. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the applicable Lenders, an amount in cash equal to the LC Exposure with respect to Letters of Credit as of such date PLUS any accrued and unpaid interest thereon; PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of
Article 8. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Credit Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposit, which investments shall be in direct short-term obligations of, or short-term obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, in each case maturing no later than the expiry date of the Letter of Credit giving rise to the relevant LC Exposure, such deposit shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Credit Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

         Section 2.9 SWINGLINE LOANS

         (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower in dollars from time to time on any Business Day during the period from the Effective Date to the tenth Business Day preceding the Revolving Maturity Date in an aggregate principal amount at any time outstanding that will not result in the Swingline Exposure exceeding $5,000,000 or result in the sum of the total Revolving Credit Exposures exceeding the Available Revolving Amount, PROVIDED that the Swingline Lender shall not be obligated to make a Swingline Loan to refinance an outstanding Swingline Loan. Notwithstanding the foregoing, the Swingline Lender shall not be required to make a Swingline Loan if (i) prior thereto or simultaneously therewith the Borrower shall not have borrowed Revolving Loans,
(ii) any applicable Lender shall be in default of its obligations under this Credit Agreement or (iii) any Credit Party shall have notified the Swingline Lender and the Borrower in writing at least one Business Day prior to the Borrowing Date with respect to such Swingline Loan, that the conditions set forth in Section 5.2 have not been satisfied and such conditions remain unsatisfied as of the requested time of the making of such Swingline Loan. Each Swingline Loan shall be due and payable on the maturity thereof, PROVIDED that in no event shall such maturity be later than the tenth Business Day preceding the Revolving Maturity Date. Notwithstanding anything to the contrary herein contained, all Swingline Loans shall at all times consist of ABR Borrowings.

         (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent and the Swingline Lender by telephone (confirmed by telecopy) no later than 12:00 noon, New York City time, on the day of the relevant Swingline Loan. Each such notice shall be irrevocable and shall specify
(i) the aggregate principal amount to be borrowed, (ii) the requested date (which shall be a Business Day) and (iii) the maturity date of the requested Swingline Loan which shall be not later than seven Business Days after the making of such Swingline Loan. The Swingline Lender will make the requested amount available promptly on that same day, to the Administrative Agent (for the account of the Borrower as set forth in Section 2.4) who, thereupon, will promptly make such amount available to the Borrower in like funds as provided therein or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.8(d) by remittance to the Issuing Bank. Each Swingline Loan shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $100,000.

         (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day notify the Administrative Agent that the Swingline Lender is requesting that the applicable Lenders make an ABR Revolving Borrowing in an amount equal to the outstanding principal balance and accrued interest on the Swingline Loans, in which case (i) the Administrative Agent shall notify each applicable Lender of the details thereof and of the amount of such Lender's Loan to be made as part of such ABR Revolving Borrowing, and (ii) each Lender shall, regardless of whether any Default shall have occurred and be continuing, any representation or warranty shall be accurate, any condition to the making of any loan hereunder shall have been fulfilled, or any other matter whatsoever, make the Loan to be made by it under this paragraph by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, (A) on such date, in the event that such Lender shall have received notice of such ABR Revolving Borrowing prior to 12:00 noon, New York City time, or (B) if such notice has not been received by such Lender prior to such time on such date, then not later than 1:00 p.m., New York City time, on (X) the Business Day that such Lender receives such notice, if such notice is received prior to 12:00 noon, New York City time, on the day of receipt or (Y) the Business Day immediately following the day that such Lender receives such notice, if such notice is not received prior to such time on the day of receipt. Such Loans shall, for all purposes hereof, be deemed to be an ABR Revolving Borrowing referred to in Section 2.1(a) and made pursuant to
Section 2.3, and the Lenders obligations to make such Loans shall be absolute and unconditional. The Administrative Agent will make such Loans available to the Swingline Lender by promptly crediting or otherwise transferring the amounts so received, in like funds, to the Swingline Lender for the purpose of repaying in full the Swingline Loans and all accrued interest thereon.

         (d) If the Borrower fails to make any payment with respect to a Swingline Loan, or if any such sum paid by the Borrower is required to be refunded to the Borrower for any reason, the Administrative Agent shall notify each applicable Lender of the applicable Swingline Loan, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Each applicable Lender shall purchase a participation in such Swingline Loan by paying to the Administrative Agent its Applicable Percentage of an amount equal to the payment then due from the Borrower, in the same manner as provided in Section 2.4 with respect to Loans made by such Lender (and Section
2.4 shall apply, mutatis mutandis, to the payment obligations of the applicable Lenders), by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, (A) on such date, in the event that such Lender shall have received notice thereof prior to 12:00 noon, New York City time, or (B) if such notice has not been received by such Lender prior to such time on such date, then not later than 1:00 p.m., New York City time, on (X) the Business Day that such Lender receives such notice, if such notice is received prior to 12:00 noon, New York City time, on the day of receipt or (Y) the Business Day immediately following the day that such Lender receives such notice, if such notice is not received prior to such time on the day of receipt. The Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the applicable Lenders. Promptly following receipt by the Administrative Agent of any payment in respect of such Swingline Loan from the Borrower, the Administrative Agent shall distribute such payment to the Swingline Lender or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Swingline Lender, then to such Lenders and the Swingline Lender as their interests may appear. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Swingline Loans is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

         Section 2.10 PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SETOFFS

         (a) Each Loan Party shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal of Loans, LC Disbursements, interest or fees, or of amounts payable under Sections 3.5, 3.6,
3.7 or 10.3, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its office at One Wall Street, New York, New York, or such other office as to which the Administrative Agent may notify the other parties hereto, except payments to be made to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 3.5, 3.6, 3.7 and 10.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

         (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal of Loans, unreimbursed LC Disbursements, interest, fees and commissions then due hereunder, such funds shall be applied (i) first, towards payment of interest, fees and commissions then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and commissions then due to such parties and (ii) second, towards payment of principal of Loans and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal of Loans and unreimbursed LC Disbursements then due to such parties.

         (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of, or interest on, any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements or Swingline Loans and accrued interest thereon than the proportion received by any other applicable Lender, then the applicable Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements or Swingline Loans of other applicable Lenders to the extent necessary so that the benefit of all such payments shall be shared by the applicable Lenders ratably in accordance with the aggregate amount of principal of, and accrued interest on, their respective Loans and participations in LC Disbursements or Swingline Loans, PROVIDED that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Credit Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

         (d) Unless the Administrative Agent shall have received notice from a Loan Party prior to the date on which any payment is due to the Administrative Agent for the account of the applicable Credit Parties hereunder that such Loan Party will not make such payment, the Administrative Agent may assume that such Loan Party has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to such Credit Parties the amount due. In such event, if such Loan Party has not in fact made such payment, then each such Credit Party severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Credit Party with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

         (e) If any Credit Party shall fail to make any payment required to be made by it pursuant to Sections 2.4(b), 2.8(e) or 2.9(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Credit Party to satisfy such Credit Party's obligations under such Sections until all such unsatisfied obligations are fully paid.

ARTICLE 3. INTEREST, FEES, YIELD PROTECTION, ETC.


         Section 3.1 INTEREST

         (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin.

         (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

         (c) Notwithstanding the foregoing, if

                           (i) an Event of Default (other than under paragraphs
         (a) or (b) of Article 8) has occurred and is continuing and the Administrative Agent, at the request of or with the consent of Required Lenders, so elects by notice to the Borrower then, so long as such Event of Default is continuing and such notice has not been rescinded by the Administrative Agent at the request of or with the consent of Required Lenders, or

                           (ii) an Event of Default has occurred and is continuing under paragraphs (a) or (b) of Article 8, then, so long as such Event of Default is continuing,

all principal of and interest on each Loan and each fee and other amount payable by the Borrower hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to (A) in the case of principal of any Loan, 2% PLUS the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (B) in the case of any other amount, 2% PLUS the Alternate Base Rate PLUS the Applicable Margin relating to ABR Loans.

         (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan, PROVIDED that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than the prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

         (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent clearly demonstrable error.

         Section 3.2 INTEREST ELECTIONS

         (a) Each Borrowing (other than a Swingline Loan) initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the applicable Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings which may not be converted or continued.

         (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.3 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the

Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

         (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.2:

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; and

                  (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing.

         (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

         (e) If the Borrower fails to deliver a timely Interest Election Request prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

         Section 3.3 FEES

         (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender having a Revolving Commitment, a commitment fee, which shall accrue at a rate per annum equal to the Commitment Fee Margin on the daily amount of the unused Revolving Commitment PLUS the Swingline Exposure of such Lender during the period from and including the Restatement Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of each month, each date on which the Revolving Commitments are permanently reduced and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Fees under Section 3.3(a) of the Existing Credit Agreement which are accrued and unpaid as of the Restatement Date shall be payable in accordance with the provisions of such Section.

         (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at rate per annum equal to the Applicable Margin on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and the Issuing Bank on the average daily amount of the LC Exposure attributable to Letters of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Restatement Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any such LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Accrued participation fees and fronting fees shall be payable in arrears on the last day of each month, commencing on the first such date to occur after the date hereof; PROVIDED that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Fees under Section 3.3(b) of the Existing Credit Agreement which are accrued and unpaid as of the Restatement Date shall be payable in accordance with the provisions of such Section.

         (c) On the Restatement Date, the Borrower shall (i) pay to the Administrative Agent for the account of each Lender that shall have executed and delivered this Credit Agreement on or prior to the Restatement Date, an amount equal to 0.40% of the aggregate sum of such Lender's Revolving Commitment (as such Revolving Commitment is reduced on the effectiveness of this Credit Agreement) PLUS the outstanding principal balance of such Lender's Term Loans and (ii) all other fees and other amounts due and payable on or prior to the Restatement Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

         (d) The Borrower agrees to pay to each Credit Party, for its own account, fees and other amounts payable in the amounts and at the times separately agreed upon between the Borrower and such Credit Party.

         (e) All fees and other amounts payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in each case of fees payable to it) for distribution, in the case of commitment and Letter of Credit participation fees, to the Lenders. Fees and other amounts paid shall not be refundable under any circumstances.

         Section 3.4 ALTERNATE RATE OF INTEREST

                  If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

                  (b) the Administrative Agent is advised by any applicable Lender that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lender of making or maintaining its Loan included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the applicable Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the applicable Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

         Section 3.5 INCREASED COSTS; ILLEGALITY

         (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Credit Party (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Credit Party or the London interbank market any other condition affecting this Credit Agreement, any Eurodollar Loans made by such Credit Party or any participation therein or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Credit Party of making or maintaining any Eurodollar Loan or the cost to such Credit Party of issuing, participating in or maintaining any Letter of Credit hereunder or to increase the cost to such Credit Party or to reduce the amount of any sum received or receivable by such Credit Party hereunder (whether of principal, interest or otherwise), then, subject to Section 3.5(c), the Borrower will pay to such Credit Party such additional amount or amounts as will compensate such Credit Party for such additional costs incurred or reduction suffered.

         (b) If any Credit Party determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Credit Party's capital or on the capital of such Credit Party's holding company, if any, as a consequence of this Credit Agreement or the Loans made, the Letters of Credit issued or participations therein held by such Credit

Party to a level below that which such Credit Party or such Credit Party's holding company could have achieved but for such Change in Law (taking into consideration such Credit Party's policies and the policies of such Credit Party's holding company with respect to capital adequacy), then, subject to
Section 3.5(c), from time to time the Borrower will pay to such Credit Party such additional amount or amounts as will compensate such Credit Party or such Credit Party's holding company for any such reduction suffered.

         (c) A certificate of a Credit Party setting forth the amount or amounts necessary to compensate such Credit Party or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Credit Party the amount shown as due on any such certificate within 10 days after receipt thereof. Notwithstanding anything to the contrary contained in
Section 3.5(a) or Section 3.5(b), in no event shall the Borrower have any obligation to reimburse any Lender pursuant to such Sections for any additional costs incurred or reductions suffered by such Lender more than 90 days prior to receipt by the Borrower of such certificate.

         (d) Subject to the limitation set forth in Section 3.5(c), failure or delay on the part of any Credit Party to demand compensation pursuant to this Section shall not constitute a waiver of such Credit Party's right to demand such compensation.

         (e) Notwithstanding any other provision of this Credit Agreement, if, after the Effective Date, any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

                  (i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans), whereupon any request for a Eurodollar Borrowing or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing, as applicable, for an additional Interest Period shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as applicable), unless such declaration shall be subsequently withdrawn; and

                  (ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans, as of the effective date of such notice as provided in the last sentence of this paragraph.

In the event any Lender shall exercise its rights under (i) or (ii) of this paragraph, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans, as applicable. For purposes of this paragraph, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

         Section 3.6 BREAK FUNDING PAYMENTS

                  In the event of (a) the payment or prepayment (voluntary or otherwise) of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.7(e) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period or maturity date applicable thereto as a result of a request by any Borrower pursuant to Section 3.8(b), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         Section 3.7 TAXES

         (a) Any and all payments by or on account of any obligation of any Loan Party hereunder and under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, PROVIDED that, if such Loan Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section), the applicable Credit Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c) Each Loan Party shall indemnify each Credit Party, within ten days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Credit Party on or with respect to any payment by or on account of any obligation of such Loan Party under the Loan Documents (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Credit Party, or by the Administrative Agent on its own behalf or on behalf of a Credit Party, shall be conclusive absent manifest error.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the relevant Loan Party is located, or any treaty to which such jurisdiction is a party, with respect to payments under the Loan Documents shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

         Section 3.8 MITIGATION OBLIGATIONS

         (a) If any Lender requests compensation under Section 3.5, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.7, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans or Letters of Credit (or any participation therein) hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 3.5 or 3.7, as applicable, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         (b) If any Lender requests compensation under Section 3.5, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.7, in an aggregate amount in excess of $25,000, then the Borrower may, at its sole expense (including the fees referred to in Section 10.4(b)) and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.4), all its interests, rights and obligations under the Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.5 or payments required to be made pursuant to Section 3.7, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants to the Credit Parties that:

         Section 4.1 ORGANIZATION; POWERS

                  Each of the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

         Section 4.2 AUTHORIZATION; ENFORCEABILITY

                  The Transactions are within the corporate, partnership or other analogous powers of each of the Borrower and the Subsidiaries to the extent it is a party thereto and have been duly authorized by all necessary corporate, partnership or other analogous and, if required, equityholder action. Each Loan Document has been duly executed and delivered by each of the Borrower and the Subsidiaries to the extent it is a party thereto and constitutes a legal, valid and binding obligation thereof, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

         Section 4.3 GOVERNMENTAL APPROVALS; NO CONFLICTS

                  The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries (other than Liens permitted by Section 7.2).

         Section 4.4 FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE

         (a) The Borrower has heretofore furnished to the Credit Parties (i) its Form 10-K for the fiscal year ended December 31, 2000 containing the consolidated balance sheet and statements of income, stockholders equity and cash flows of the Borrower and the Subsidiaries as of and for the fiscal year ended December 31, 2000, reported on by PricewaterhouseCoopers LLP, independent public accountants, (ii) its Form 10-Q for the fiscal quarter ended September 30, 2001, containing the consolidated balance sheet and statements of income and cash flows of the Borrower and the Subsidiaries as of and for the fiscal quarter and the portion of the fiscal year then ended certified by its chief financial officer, and (iii) financial projections for the Borrower and its Subsidiaries for the period January 1, 2002, through December 31, 2002. The consolidated financial statements referred to in clauses (i) and (ii) above present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and consolidated Subsidiaries as of such dates and for the indicated periods in accordance with GAAP and are consistent with the books and records of the Borrower (which books and records are correct and complete), subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

         (b) Except for the Disclosed Matters, the Borrower is unaware that the Borrower or any Subsidiary has any material undisclosed liability (contingent or otherwise). Except for Disclosed Matters, since September 30, 2001, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole.

         (c) [RESERVED]

         Section 4.5 PROPERTIES

         (a) Each of the Borrower and the Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

         (b) Each of the Borrower and the Subsidiaries owns, or is entitled to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         (c) Schedule 4.5 sets forth the address of each real property that is owned or leased by the Borrower or any of the Domestic Subsidiaries.

         (d) Neither the Borrower nor any of the Subsidiaries have received notice of, or have knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

         Section 4.6 LITIGATION AND ENVIRONMENTAL MATTERS

         (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any Loan Document or any Transaction.

         (b) Except for the Disclosed Matters, and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) have failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) have become subject to any Environmental Liability, (iii) have received notice of any claim with respect to any Environmental Liability or (iv) know of any basis for any Environmental Liability.

         (c) Since the Restatement Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

         Section 4.7 COMPLIANCE WITH LAWS AND AGREEMENTS

                  Each of the Borrower and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

         Section 4.8 INVESTMENT AND HOLDING COMPANY STATUS

                  Neither the Borrower nor any of the Subsidiaries are (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         Section 4.9 TAXES

                  Each of the Borrower and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except
(a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         Section 4.10 ERISA

                  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $8,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $8,000,000 the fair market value of the assets of all such underfunded Plans.

         Section 4.11 DISCLOSURE

                  The Borrower has disclosed to the Credit Parties all agreements, instruments and corporate or other restrictions to which it or any of the Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Subsidiary to any Credit Party in connection with the negotiation of the Loan Documents or delivered thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

         Section 4.12 SUBSIDIARIES

                  Schedule 4.12 sets forth the name of, and the ownership interest of the Borrower in, each Subsidiary and identifies each Subsidiary that is a Subsidiary Guarantor, in each case as of the Restatement Date.

         Section 4.13 INSURANCE

                  Schedule 4.13 sets forth a description of all insurance maintained by or on behalf of the Borrower and the Subsidiaries as of the Restatement Date. As of the Restatement Date, all premiums in respect of such insurance that are due and payable have been paid.

         Section 4.14 LABOR MATTERS

                  As of the Restatement Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except where any such violations, individually and in the aggregate, would not be reasonably likely to result in a Material Adverse Effect. All material payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

         Section 4.15 SOLVENCY

                  Immediately after the consummation of each Transaction and immediately following the making of each Loan, if any, and the issuance of each Letter of Credit, if any, made or issued on the date thereof and after giving effect to the application of the proceeds of such Loan and such Letter of Credit, (a) the fair value of the assets of the Borrower and the Subsidiaries, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Borrower and the Subsidiaries, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each of the Borrower and the Subsidiary Guarantors will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each of the Borrower and the Subsidiary Guarantors will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following such date.

         Section 4.16 SECURITY DOCUMENTS

         (a) Each of the Supplemental Security Agreement and the Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Supplemental Security Agreement or the Security Agreement) and, when (i) the pledged property constituting such Collateral is delivered to the Administrative Agent, (ii) financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, (iii) all other applicable filings under the Uniform

Commercial Code or otherwise that are required under the Loan Documents are made, and (iv) all control agreements required by the terms of the Supplemental Security Agreement shall have been executed and delivered by the appropriate parties thereto, each of the Supplemental Security Agreement and the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral and such Supplemental Collateral (other than the Intellectual Property (as defined in the Security Agreement) and other than Deposit Accounts and Securities Accounts (as defined in the Supplemental Security Agreement) with respect to which a control agreement is not required to be delivered pursuant to the Supplemental Security Agreement), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by
Section 7.2.

         (b) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower and the Subsidiary Guarantors in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.2 (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the Borrower and the Subsidiary Guarantors after the Restatement Date).

         (c) The Mortgages, if any, are effective to create, subject to the exceptions listed in each title insurance policy covering such Mortgage, in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the right, title and interest of the Borrower and the Subsidiary Guarantors in and to the Mortgaged Properties thereunder and the proceeds thereof, and when such Mortgages are filed in the appropriate offices, such Mortgages shall constitute a Lien on, and security interest in, all right, title and interest of the Borrower and the Subsidiary Guarantors in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by
Section 7.2.

         Section 4.17 FEDERAL RESERVE REGULATIONS

         (a) Neither the Borrower nor any of the Subsidiaries are engaged principally, or as one of their important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

         (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X.

ARTICLE 5. CONDITIONS

         Section 5.1 CLOSING DATE

                  In addition to the requirements set forth in Section 10.6, this Credit Agreement shall not become effective until the date (the "CLOSING DATE") at which each of the following conditions is satisfied (or waived in accordance with Section 10.2):

         (a) The Administrative Agent (or its counsel) shall have received from the Borrower and Required Lenders either (i) a counterpart of this Credit Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Credit Agreement) that such party has signed a counterpart of this Credit Agreement.

         (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Credit Parties and dated the Restatement Date) from Jones, Day, Reavis & Pogue on behalf of the Loan Parties, substantially in the form of Exhibit B, and covering such other matters relating to the Loan Parties, the Loan Documents and the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

         (c) The Administrative Agent shall have received counterparts of the Supplemental Security Agreement signed on behalf of the Borrower and each Subsidiary Guarantor, together with the following:

                  (i) any certificated securities representing Equity Interests owned by or on behalf of any Loan Party constituting Supplemental Collateral as of the Restatement Date after giving effect to the Transactions occurring on or before the Restatement Date;

                  (ii) stock powers and instruments of transfer, endorsed in blank, with respect to such certificated securities;

                  (iii) all instruments and other documents, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Supplemental Security Agreement; and

                  (iv) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Security Agreement and the Supplemental Security Agreement and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by
         Section 7.2 or have been released.

         (d) The Administrative Agent shall have received counterparts of Amendment No. 1 to the Security Agreement, in form and substance satisfactory to the Administrative Agent, signed on behalf of the Borrower and each Subsidiary Guarantor.

         (e) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

         (f) The Administrative Agent shall have received executed copies of the New Preferred Stock Documents, in form and substance satisfactory to the Administrative Agent and its counsel.

         (g) The Borrower shall have received not less than $40,000,000 in gross proceeds from the issuance of the New Preferred Stock and shall have provided evidence (reasonably satisfactory to the Administrative Agent) to the Administrative Agent thereof, and the Administrative Agent shall have received, as a pro rata prepayment of the Term Loans, an amount not less than $48,000,000.

         (h) The Administrative Agent shall have received the fees and expenses as provided in Section 3.3(c).

         (i) The Administrative Agent shall have received a certificate, dated the Restatement Date and signed by the chief executive officer or the chief financial officer of each of the Borrower and the Subsidiaries, in all respects satisfactory to the Administrative Agent, confirming that, on and as of the Restatement Date and immediately to occur thereon, (i) the representations and warranties thereof set forth in the Loan Documents shall be true and correct and
(ii) no Default shall have occurred and be continuing.

The Administrative Agent shall notify the Borrower and the Credit Parties of the Closing Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Credit Agreement shall not become effective (and the Lenders shall have no obligation to make Revolving Loans and the Issuing Bank shall have no obligation to issue Letters of Credit) unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.2) at or prior to 3:00 p.m., New York City time, on March 31, 2002.

         Section 5.2 EACH CREDIT EVENT

                  The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend a Letter of Credit, is subject to the satisfaction of the following conditions:

         (a) The representations and warranties of the Borrower set forth in this Credit Agreement shall be true and correct on and as of the date of such Borrowing or the date of such issuance, amendment, renewal or extension, as applicable.

         (b) The Administrative Agent shall have received a certificate of the chief executive officer or the chief financial officer of the Borrower confirming that, at the time of and immediately after giving effect to such Borrowing or such issuance, amendment, renewal or extension, as applicable, (i) no Default shall have occurred and be continuing, (ii) such Borrowing or such issuance, amendment, renewal or extension, as applicable, is permitted by the Subordinated Public Debt Indenture and the Subordinated Public Notes to be incurred, (iii) such Borrowing or such issuance, amendment, renewal or extension, as applicable, is permitted by the Senior Secured Indenture Debt Documents to be incurred, and (iv) the Borrower and its Subsidiaries, taken as a whole, have less than $7,500,000 of cash and cash equivalents (after giving effect to the substantially simultaneous application of the proceeds of any Borrowing).

         (c) With respect to Borrowings requested after the Term Loan Prepayment Date, the Administrative Agent shall have received a Borrowing Base Certificate setting forth the Borrowing Base as of the previous Business Day.

         (d) The Administrative Agent shall have received such other documentation and assurances as shall be reasonably required by it in connection therewith.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.

ARTICLE 6. AFFIRMATIVE COVENANTS

         Until the Revolving Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable under the Loan Documents shall have been paid in full and all Letters of Credit have expired and all LC Disbursements have been reimbursed, the Borrower covenants and agrees with the Lenders that:

         Section 6.1 FINANCIAL STATEMENTS AND OTHER INFORMATION

                  The Borrower will furnish, or cause to be furnished, to the Administrative Agent and, provided that the Administrative Agent shall have furnished to the Borrower the name and address of each Lender promptly after any written request by the Borrower therefor (which the Administrative Agent hereby agrees to do), each Lender:

         (a) within 90 days after the end of each fiscal year, its Form 10-K containing its audited consolidated balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

         (b) within 90 days after the end of each fiscal year, (i) its consolidating balance sheets and related statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year and (ii) an unaudited income statement for each of the Borrower's business lines, all certified by one of its Financial Officers as presenting fairly in all material respects the results of operations of the Borrower on a consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

         (c) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its Form 10-Q containing its consolidated balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year;

         (d) at all times prior to the date of the prepayment of the principal of, and interest on, the Term Loans in full, as promptly as practicable but in any event not later than:

                  (i) each Wednesday of each week commencing on first such date to occur after the Restatement Date, (1) a cash receipts and disbursements forecast on a week by week basis for the six consecutive week period commencing on the Saturday immediately succeeding such Wednesday, (2) an actual cash receipts and disbursements report for the week, and the four week period, ended on the Friday immediately preceding such Wednesday, and (3) a report comparing such actual cash receipts and disbursements for such week and for such four week period to the respective amounts previously forecast therefor; and

                  (ii) the 30th day after the end of each calendar month, commencing with the calendar month ending December 31, 2001, (1) its consolidated and consolidating balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such month and the then elapsed portion of the fiscal year, setting forth (to the extent available) in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the results of operations of the Borrower on a consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, and (2) in reasonable detail with respect to the Borrower and the Subsidiaries, a pacing report for all trade shows and publications, and an accounts payable report, in each case referred to in this clause (2) as of such month end;

         (e) concurrently with any delivery of financial statements under clauses (a) or (c) above, a compliance certificate of a Financial Officer, substantially in the form of Exhibit E, (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth (A) in the event that such compliance certificate is in respect of a period ending prior to the Term Loan Prepayment Date, reasonably detailed calculations demonstrating compliance with Sections 7.13, 7.14, 7.15 and 7.16 and (B) the Subsidiary Guarantors as of the date of such certificate, (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.4 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, and (iv) with respect to the Borrower and the Subsidiaries, analyses (each in reasonable detail) of top publications and trade shows, setting forth (to the extent available) in each case in comparative form the figures for the corresponding period or periods of the previous fiscal year, such analyses to include information regarding revenue, EBITDA, exhibitors, attendees, square footage, re-sign rates, cancellations and ad pages;

         (f) concurrently with any delivery of financial statements under clause
(a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

         (g) by no later than December 31 of each fiscal year, a budget and business plan for the immediately succeeding fiscal year in the form approved by the Borrower's board of directors, together with a business forecast for such succeeding fiscal year, all in form, scope and detail satisfactory to the Administrative Agent and on a quarterly basis for each fiscal quarter of such succeeding fiscal year;

         (h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

         (i) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may reasonably request; and

         (j) At all times after the Term Loan Prepayment Date, as promptly as practicable but in any event not later than the 5th day after the end of each calendar month, a Borrowing Base Certificate setting forth the Borrowing Base as of last Business Day of such calendar month, together with a detailed aging report with respect to the Receivables.

         Section 6.2 NOTICES OF MATERIAL EVENTS

                  The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

         (a) the occurrence of any Default;

         (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could in the good faith opinion of the Borrower reasonably be expected to result in a Material Adverse Effect;

         (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $3,000,000; and

         (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 6.2 shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         Section 6.3 EXISTENCE; CONDUCT OF BUSINESS

                  The Borrower will, and will cause each of the Subsidiary Guarantors to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (a) its legal existence, and (b) the rights, licenses, permits, privileges and franchises material to the conduct of its business, PROVIDED that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.3.

         Section 6.4 PAYMENT OF OBLIGATIONS

                  The Borrower will, and will cause each of the Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

         Section 6.5 MAINTENANCE OF PROPERTIES

                  The Borrower will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

         Section 6.6 BOOKS AND RECORDS; INSPECTION RIGHTS; RECEIVABLES AUDITS

                  (a) The Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

                  (b) Following the Term Loan Prepayment Date, the Borrower will furnish from time to time to the Administrative Agent and each Lender having a Revolving Commitment or Revolving Loans an audit report, prepared by a nationally recognized receivables auditing firm (at the sole cost and expense of the Borrower) in all respects satisfactory to the Administrative Agent, relating to the Receivables of the Borrower and the Subsidiaries, which report shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, (i) initially, within 60 days following the Term Loan Prepayment Date, and (ii) thereafter, no less frequently than annually.

         Section 6.7 COMPLIANCE WITH LAWS

                  The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         Section 6.8 USE OF PROCEEDS

                  The proceeds of the Loans and the Letters of Credit will be used only (a) to refinance certain existing Indebtedness, (b) to make investments not inconsistent with the terms hereof, and (c) for working capital and other general corporate purposes not inconsistent with the terms hereof. No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U and X.

         Section 6.9 INFORMATION REGARDING COLLATERAL

         (a) The Borrower will furnish to the Administrative Agent prompt written notice of any change in (i) the legal name of any Loan Party or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) the location of the chief executive office of any Loan Party, its principal place of business, any office in which it maintains books or records relating to Collateral owned or held by it or on its behalf or any office or facility at which Collateral owned or held by it or on its behalf with an aggregate book value in excess of $50,000 is located (including the establishment of any such new office or facility), or the jurisdiction of organization for any Loan Party,

(iii) the identity or organizational structure of any Loan Party such that a filed financing statement becomes misleading or (iv) the Federal Taxpayer Identification Number or Organizational Identification Number of any Loan Party. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

         (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to paragraphs (a) and (b) of
Section 6.1, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer and the chief legal officer of the Borrower,
(i) setting forth the information required pursuant to Section 5 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above or otherwise, and all other actions have been taken, to the extent necessary to protect and perfect the security interests under each of the Supplemental Security Agreement and the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

         Section 6.10 INSURANCE

         (a) The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, (a) adequate insurance for its insurable properties, all to such extent and against such risks, including fire, casualty, business interruption and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations and (b) such other insurance as is required pursuant to the terms of any Security Document.

         Section 6.11 CASUALTY AND CONDEMNATION

         (a) The Borrower will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

         (b) If any event described in paragraph (a) of this Section results in Net Proceeds (whether in the form of insurance proceeds, condemnation award or otherwise), the Administrative Agent is authorized to collect such Net Proceeds and, if received by the Borrower or any Subsidiary, such Net Proceeds shall be paid over to the Administrative Agent, PROVIDED that (i) to the extent that the Borrower or any of the Subsidiaries intends to use any such Net Proceeds to repair, restore, reinvest or replace assets of the Borrower or any of the Subsidiaries as provided in the proviso of the definition of the term "Net Proceeds", the Administrative Agent shall, subject to the provision of such proviso, deliver such Net Proceeds to the Borrower, (ii) otherwise, the Administrative Agent shall, and the Borrower hereby authorizes the Administrative Agent to, apply such Net Proceeds, to the extent that they are Net Proceeds, to prepay the Loans in accordance with
Section 2.7 and (iii) all proceeds of business interruption insurance shall be paid over to the Borrower unless a Default has occurred and is continuing.

         (c) If any Net Proceeds retained by or paid over to the Administrative Agent as provided in paragraphs (a) and (b) of this Section continue to be held by the Administrative Agent on the date that is 180 days after the receipt of such Net Proceeds, then such Net Proceeds shall be applied to prepay Borrowings as provided in Section 2.7(b).

         Section 6.12 ADDITIONAL SUBSIDIARIES

                  If any Domestic Subsidiary is formed or acquired after the Restatement Date, the Borrower will notify the Administrative Agent and the Lenders in writing thereof no later than the fifth Business Days before the date on which such Domestic Subsidiary is formed or acquired and the Borrower will cause such Domestic Subsidiary to (i) execute and deliver the Guarantee Agreement (or otherwise become a party thereto in the manner provided therein) and become a party to each applicable Security Document in the manner provided therein, in each case on or prior to the date on which such Domestic Subsidiary is formed or acquired, and (ii) promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Administrative Agent or the Required Lenders shall reasonably request.

         Section 6.13 FURTHER ASSURANCES

         (a) The Borrower will, and will cause each Subsidiary Guarantor to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents), that may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Borrower and the Subsidiary Guarantors. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

         (b) If any material assets (including any real property or improvements thereto or any interest therein (other than a leasehold interest)) are acquired by the Borrower or any Subsidiary Guarantor after the Effective Date (other than assets constituting Collateral under the Security Documents that become subject to the Lien of the Security Agreement or the Supplemental Security Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof. If requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets (or any other assets or property (whether currently owned or hereafter acquired) of the Borrower or any Subsidiary) to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Guarantors to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Borrower and the Subsidiary Guarantors, provided that nothing herein shall obligate the Borrower or any Subsidiary to grant any leasehold mortgage.

         (c) If the Administrative Agent or the Required Lenders shall have requested any mortgage or other lien on real property (or any interest therein) pursuant to paragraph (b) of this Section (other than a leasehold interest), the Borrower shall promptly deliver to the Administrative Agent (i) counterparts of a Mortgage with respect to each Mortgaged Property signed on behalf of the record owner/leasehold owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by Section 7.2, in form and substance reasonably acceptable to the Administrative Agent, together with such endorsements, coinsurance and reinsurance as the Administrative Agent or the Required Lenders may reasonably request, (iii) such surveys as may be required pursuant to such Mortgages or as the Administrative Agent or the Required Lenders may reasonably request, (iv) a copy of the original permanent certificate or temporary certificate of occupancy as the same may have been amended or issued from time to time, covering each improvement located upon the Mortgaged Properties, that were required to have been issued by the appropriate Governmental Authority for such improvement and have been provided to the Borrower, (v) if requested by the Administrative Agent, a phase I environmental report for each Mortgaged Property, each such report to be reasonably satisfactory to the Administrative Agent, (vii) such opinions of local counsel to the Borrower and the Subsidiaries with respect to the Mortgages as the Administrative Agent shall require and (viii) such other customary documentation with respect to the Mortgages and the Mortgaged Property as the Administrative Agent or the Required Lenders may reasonably request.

         Section 6.14 ENVIRONMENTAL COMPLIANCE

                  The Borrower shall, and shall cause each of its Subsidiaries to, use and operate all of its facilities and property in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except where noncompliance with any of the foregoing could not reasonably be expected to have a Material Adverse Effect.

         Section 6.15 INTEREST RATE PROTECTION ARRANGEMENTS

                  The Borrower will maintain Interest Rate Protection Arrangements, each in form and substance satisfactory to the Administrative Agent, covering at least 50% of the aggregate outstanding principal amount of the Term Loans, which agreements shall have an initial term of at least 3 years.

         Section 6.16 CONTROL AGREEMENTS

                  No later than April 15, 2002, (a) the Borrower shall have delivered to the Administrative Agent all Securities Account Control Agreements and Deposit Account Control Agreements as defined in and required by the Supplemental Security Agreement, duly executed by each Loan Party thereto and the applicable depository bank or securities intermediary and (b) the Administrative Agent shall have received a favorable written opinion (addressed to the Credit Parties and dated the date of delivery of the last of the Securities Account Control Agreements and Deposit Account Control Agreements referenced in clause (a)) from Jones, Day, Reavis & Pogue on behalf of the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, covering such matters relating to the Loan Parties and such Securities Account Control Agreements and Deposit Account Control Agreements. The Borrower shall request that such counsel deliver such opinion.

ARTICLE 7. NEGATIVE COVENANTS

                  Until the Revolving Commitments have expired or been terminated and the principal of and interest on each Loan and all fees and other amounts payable under the Loan Documents shall have been paid in full and all Letters of Credit have expired and all LC Disbursements have been reimbursed, the Borrower covenants and agrees with the Lenders that:

         Section 7.1 INDEBTEDNESS

         (a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness under the Loan Documents;

                  (ii) Indebtedness existing on the Restatement Date and set forth in Schedule 7.1(a), including any extensions, renewals or replacements of any such Indebtedness that (A) do not increase the principal amount of such Indebtedness, and (B) are on terms not otherwise more disadvantageous to the Lenders;

                  (iii) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof, PROVIDED that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, and (B) the aggregate principal amount of Indebtedness permitted by this clause (iii) shall not exceed $3,000,000 at any time outstanding;

                  (iv) Indebtedness of the Borrower to any Subsidiary Guarantor and of any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor;

                  (v) Guarantees by the Borrower of Indebtedness (other than the Subordinated Public Debt and the Senior Secured Indenture Debt) of any Subsidiary Guarantor and by any Subsidiary Guarantor of Indebtedness (other than the Subordinated Public Debt and the Senior Secured Indenture Debt) of the Borrower or any other Subsidiary Guarantor;

                  (vi) the Subordinated Public Debt;

                  (vii) Indebtedness of the Borrower in respect of the Subordinated ABRY Debt, PROVIDED that (A) promptly after each incurrence thereof, the Borrower shall have delivered a copy of all instruments and other documents governing such Indebtedness to the Administrative Agent and each Lender, (B) by its terms, the Subordinated ABRY Debt (1) has a scheduled maturity date which is not earlier than one year after the B Term Loan Maturity Date, (2) provides that no payments of principal thereof or interest thereon (other than payments in kind or capitalization of interest) shall be due or payable prior to the date that is one year after the B Term Loan Maturity Date, and (3) does not bear interest at a rate per annum in excess of 15%,
         (C) the Subordinated ABRY Debt is on terms and is evidenced by a promissory note in form and substance satisfactory to the Administrative Agent and Required Lenders, and (D) the proceeds of each incurrence of Subordinated ABRY Debt shall be used by the Borrower, simultaneously with the incurrence thereof, to prepay the Terms Loans, pro rata, and/or the Revolving Loans, as elected by the Borrower;

                  (viii) Indebtedness in respect of the Senior Secured Indenture Debt, PROVIDED that (A) the Senior Secured Indenture Debt Documents are in form and substance satisfactory to the Administrative Agent and Required Lenders, (B) the Administrative Agent and the trustee under the Senior Secured Indenture shall have entered into an intercreditor agreement, in form and substance satisfactory to the Administrative Agent (the "INTERCREDITOR AGREEMENT"), (C) the proceeds of the issuance of the Senior Secured Notes shall have been applied to prepay the Term Loans in full and (D) promptly after the incurrence thereof, the Borrower shall have delivered a copy of all Senior Secured Indenture Debt Documents to the Administrative Agent and each Lender; and

                  (ix) unsecured Indebtedness of the Borrower in an aggregate amount not exceeding $2,500,000 at any time.

         (b) The Borrower will not, and it will not permit any Subsidiary to, be or become liable in respect of any Contingent Obligation, other than those existing Contingent Obligations listed on Schedule 7.1(b). For purposes hereof, "CONTINGENT OBLIGATION" means any obligation for the deferred purchase price of property under, or incurred in connection with, any asset purchase agreement, stock purchase agreement, joint venture agreement or other similar agreement, PROVIDED that "Contingent Obligation" shall not include any such obligation to the extent payable solely and exclusively in Equity Interests (other than the Disqualified Equity) in the Borrower.

         Section 7.2 LIENS

         The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

         (a) Liens created under the Loan Documents;

         (b) Permitted Encumbrances;

         (c) any Lien on any property or asset of the Borrower or any Subsidiary existing on the Restatement Date and set forth in Schedule 7.2, PROVIDED that
(i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Restatement Date and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

         (d) security interests on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary, PROVIDED that (i) such security interests secure only Indebtedness permitted by clause (iii) of Section 7.1,
(ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary; and

         (e) Liens in respect of the Senior Secured Indenture Debt to the extent such Liens meet the requirements set forth in clause (a) or (b) of the defined term "Senior Secured Indenture Debt Documents".

         Section 7.3 FUNDAMENTAL CHANGES; LINES OF BUSINESS

         (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto, no Default shall have occurred and be continuing:

                  (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving entity, any Subsidiary may merge into any Subsidiary Guarantor in a transaction in which such Subsidiary Guarantor is the surviving entity and any Subsidiary that is not a Subsidiary Guarantor may merge into any other Subsidiary that is not a Subsidiary Guarantor;

                  (ii) any Subsidiary may merge with any Person in a transaction that is not permitted by clause (i) of this Section 7.3(a), PROVIDED that such merger is permitted by Sections 7.4 or 7.5, as applicable;

                  (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to any Subsidiary Guarantor;

                  (iv) the Borrower or any Subsidiary may sell, transfer, lease or otherwise dispose of its assets in a transaction that is not permitted by clause (iii) of this Section 7.3(a), PROVIDED that such sale, transfer, lease or other disposition is also permitted by Section 7.5; and

                  (v) any Subsidiary (other than a Subsidiary Guarantor) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders.

         (b) The Borrower will not, and will not permit any of the Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and the Subsidiaries on the Restatement Date and businesses directly related thereto.

         Section 7.4 INVESTMENTS, LOANS, ADVANCES, GUARANTEES, ACQUISITIONS AND CAPITAL EXPENDITURES

                  The Borrower will not, and will not permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, make or permit to exist any Guarantee of any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions (including pursuant to any merger)) any assets of any other Person constituting a business unit, or make any Capital Expenditure, except:

                  (a) Permitted Investments;

                  (b) investments, loans and advances existing on the Restatement Date and set forth in Schedule 7.4;

                  (c) investments made by the Borrower in the Equity Interests of any Subsidiary Guarantor and made by any Subsidiary Guarantor in the Equity Interests of any other Subsidiary Guarantor;

                  (d) loans or advances made by the Borrower to any Subsidiary Guarantor and made by any Subsidiary to the Borrower or any Subsidiary Guarantor, PROVIDED that any such loans and advances made by a Loan Party shall be evidenced by a promissory note which shall be pledged pursuant to the Security Agreement;

                  (e) acquisitions made by (i) the Borrower from any Subsidiary Guarantor, (ii) any Subsidiary Guarantor from the Borrower or any other Subsidiary Guarantor and (iii) any Subsidiary that is not a Subsidiary Guarantor from any other Subsidiary that is not a Subsidiary Guarantor;

                  (f) Guarantees permitted by Section 7.1; and

                  (g) Capital Expenditures made by the Borrower or any Subsidiary, PROVIDED that immediately after giving effect to each such Capital Expenditure, the aggregate amount of all Capital Expenditures made by the Borrower and the Subsidiaries on a consolidated basis would not exceed $8,000,000 in any fiscal year.

         Section 7.5 ASSET SALES; ISSUANCE OF EQUITY INTERESTS BY SUBSIDIARIES

                  The Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose (including pursuant to a merger) of any asset or grant an option to purchase any asset (which term shall include any Equity Interest owned by such Person), nor will the Borrower permit any of the Subsidiaries to issue any additional Equity Interests, except:

                  (a) sales, transfers, leases and other dispositions of inventory, used or surplus equipment and Permitted Investments, in each case in the ordinary course of business;

                  (b) sales, transfers, leases and other dispositions made by
         (i) the Borrower to any Subsidiary Guarantor, (ii) any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor and (iii) any Subsidiary that is not a Subsidiary Guarantor to any other Subsidiary that is not a Subsidiary Guarantor;

                  (c) issuances of Equity Interests by any Subsidiary to the Borrower or any wholly-owned Subsidiary of the Borrower; and

                  (d) other sales, transfers, leases and other dispositions of assets, and issuances of Equity Interests (other than Disqualified Equity) by the Subsidiaries, PROVIDED that (i) (A) the aggregate fair market value of all assets, sold, transferred, leased or otherwise disposed of, and Equity Interests issued, in reliance upon this clause
         (d) shall not exceed $5,000,000 in the aggregate at any time, (B) all sales, transfers, leases and other dispositions, and all Equity Interests issued under, this clause (d) shall be made for fair value and solely for cash consideration, and (C) at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, or (ii) Super-majority Lenders shall have consented thereto.

         Section 7.6 SALE AND LEASE-BACK TRANSACTIONS

                  The Borrower will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         Section 7.7 HEDGING AGREEMENTS

                  The Borrower will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

         Section 7.8 RESTRICTED PAYMENTS

                  The Borrower will not, and will not permit any of the Subsidiaries to, declare or make, or agree to pay for or make, directly or indirectly, any Restricted Payment, except that:

                  (a) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in Equity Interests (other than Disqualified Equity);

                  (b) any Subsidiary may declare and pay dividends with respect to its Equity Interests to the Borrower or any wholly-owned Domestic Subsidiary and any wholly-owned foreign Subsidiary may declare and pay dividends with respect to its Equity Interests to the Borrower, any wholly-owned Domestic Subsidiary or any other wholly-owned foreign Subsidiary;

                  (c) the Borrower may make Restricted Payments in the form of interest paid when due and payable (in accordance with the terms of the Subordinated Public Notes and the Subordinated Public Debt Indenture, each as in effect on the Restatement Date) on the Subordinated Public Debt;

                  (d) on and after the Term Loan Prepayment Date, the Borrower may at any time and from time to time purchase one or more Subordinated Public Notes, PROVIDED, that (i) immediately after giving effect to each such purchase, the aggregate purchase price for all such purchases would not exceed $25,000,000, (ii) the Borrower shall have incurred Senior Secured Indenture Debt of not less than $150,000,000 prior to the first such purchase, (iii) the Borrower shall not use the proceeds of any Revolving Borrowing to make any such purchase, (iv) promptly after the purchase thereof, each such Subordinated Public Note so purchased shall be permanently cancelled, and (v) immediately before and after giving effect to each such purchase, no Default shall have occurred and be continuing; and

                  (e) the Borrower may prepay the outstanding principal balance of Subordinated ABRY Debt together with accrued interest thereon, PROVIDED that (i) immediately before and after giving effect to each such prepayment, no Default shall or would have occurred and be continuing, and (ii) immediately before giving effect to each such prepayment, the Borrower shall have been in compliance with all the covenants contained in Article 6 and Article 7 for at least two full consecutive fiscal quarters immediately preceding the date of such prepayment.

         Section 7.9 TRANSACTIONS WITH AFFILIATES

                  The Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose (including pursuant to a merger) of any property or assets to, or purchase, lease or otherwise acquire (including pursuant to a merger) any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arms-length basis from unrelated third parties, PROVIDED that this Section shall not apply to any transaction that is permitted under Sections 7.1, 7.3, 7.4, 7.5 or 7.8 between or among the Loan Parties and not involving any other Affiliate. Notwithstanding anything in this Credit Agreement to the contrary, the Borrower shall be permitted to restructure, or otherwise reduce amounts owing on, the loans made by the Borrower pursuant to the Executive Loan Program referenced on
Schedule 7.4 hereto by way of forgiveness of indebtedness, issuance of Equity Interests to the obligors on such loans, receipt of Equity Interests of the Borrower, or otherwise, so long as such restructuring or reduction does not involve the payment of cash by the Borrower.

         Section 7.10 RESTRICTIVE AGREEMENTS

                  The Borrower will not, and will not permit any of the Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets (1) to secure the Obligations, or (2) to secure any Indebtedness or other liability that refinances all or any portion of the Obligations, or (b) the ability of any Subsidiary (1) to pay dividends or other distributions with respect to any shares of its equity securities (other than restrictions or conditions that require any such dividend or distribution to be made to the holders of such securities on a pro rata basis), (2) to make or repay loans or advances to the Borrower or any other Subsidiary, or (3) to Guarantee the Obligations or any Indebtedness or other liability that refinances all or any portion of the Obligations, PROVIDED that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Credit Agreement, (ii) the foregoing shall not apply to restrictions and conditions (A) contained in the Senior Secured Indenture Debt Documents, or (B) existing on the Restatement Date identified on
Schedule 7.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),
(iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, PROVIDED that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of this Section shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Credit Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of this Section shall not apply to customary provisions in leases restricting the assignment thereof.

         Section 7.11 CHANGES TO CERTAIN DOCUMENTS OR FISCAL YEAR

                  The Borrower will not, nor will it allow any Subsidiary to (a) enter into or agree to any amendment, supplement or other modification to the Subordinated Public Debt Indenture, any

Subordinated Public Note, any Senior Secured Indenture Debt Document, or any Subordinated ABRY Note, (b) enter into or agree to any amendment, supplement or other modification to any New Preferred Stock Document other than immaterial amendments, modifications or supplements that would not reasonably be expected to adversely affect the Credit Parties, PROVIDED that the Borrower shall deliver or cause to be delivered to the Administrative Agent and each Lender a copy of each such amendment, modification or supplement promptly after the execution and delivery thereof, or (c) change its fiscal year.

         Section 7.12 PREPAYMENTS OF INDEBTEDNESS

                  Except as expressly permitted by Sections 7.8(d) and 7.8(e), the Borrower will not voluntarily prepay or, except pursuant to the terms of the Subordinated Public Debt Indenture, the Subordinated ABRY Note, or the Senior Secured Indenture Debt Documents, obligate itself to prepay, in whole or in part, any Indebtedness, or permit any of its Subsidiaries so to do, other than Indebtedness under the Loan Documents.

         Section 7.13 INTEREST COVERAGE RATIO

                  Prior to the Term Loan Prepayment Date, the Borrower will not permit the Interest Coverage Ratio as of the end of any fiscal quarter during any period set forth below to be less than the ratio set forth below with respect to such period:

=============================================================================
                         PERIOD                                  RATIO
-----------------------------------------------------------------------------
        December 31, 2002 through March 31, 2003               1.00:1.00
-----------------------------------------------------------------------------
        June 30, 2003 through September 30, 2003               1.25:1.00
-----------------------------------------------------------------------------
            December 31, 2003 and thereafter                   1.50:1.00
=============================================================================

         Section 7.14      FIXED CHARGE COVERAGE RATIO

                  Prior to the Term Loan Prepayment Date, the Borrower will not permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter (commencing with the fiscal quarter ending December 31, 2003) to be less than 1.00:1.00.

         Section 7.15 LEVERAGE RATIO

                  Prior to the Term Loan Prepayment Date, the Borrower will not permit the Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

==============================================================================
                          PERIOD                                  RATIO
------------------------------------------------------------------------------
         June 30, 2003 through September 29, 2003               7.50:1.00
------------------------------------------------------------------------------
       September 30, 2003 through December 30, 2003             7.25:1.00
------------------------------------------------------------------------------
         December 31, 2003 through March 30, 2004               7.00:1.00
------------------------------------------------------------------------------
           March 31, 2004 through June 29, 2004                 6.75:1.00
------------------------------------------------------------------------------
         June 30, 2004 through September 29, 2004               6.50:1.00
------------------------------------------------------------------------------
             September 30, 2004 and thereafter                  6.25:1.00
==============================================================================

         Section 7.16      SENIOR LEVERAGE RATIO

                  Prior to the Term Loan Prepayment Date, the Borrower will not permit the Senior Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

==============================================================================
                          PERIOD                                  RATIO
------------------------------------------------------------------------------
         June 30, 2002 through September 29, 2002               6.50:1.00
------------------------------------------------------------------------------
       September 30, 2002 through December 30, 2002             5.50:1.00
------------------------------------------------------------------------------
         December 31, 2002 through March 30, 2003               4.50:1.00
------------------------------------------------------------------------------
           March 31, 2003 through June 29, 2003                 3.75:1.00
------------------------------------------------------------------------------
          June 30, 2003 through December 30, 2003               3.50:1.00
------------------------------------------------------------------------------
        December 31, 2003 through December 30, 2004             3.25:1.00
------------------------------------------------------------------------------
             December 31, 2004 and thereafter                   3.00:1.00
==============================================================================

ARTICLE 8. EVENTS OF DEFAULT

         If any of the following events ("EVENTS OF DEFAULT") shall occur:

         (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

         (b) the Borrower shall fail to pay any interest on any Loan or on any reimbursement obligation in respect of any LC Disbursement or any fee, commission or any other amount (other than an amount referred to in clause (a) of this Article) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

         (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any other Subsidiary in or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, shall prove to have been incorrect when made or deemed made;

         (d) (i) as of any date (each a "measurement date"), the Borrower shall fail to observe or perform any covenant or agreement contained in Section 7.15 or 7.16, and either (1) within the full fiscal quarter immediately preceding such measurement date, the Borrower used the proceeds of Subordinated ABRY Debt to prepay Loans, or (2) within a period of 5 days from the date, if any, that ABRY shall have been notified in writing thereof by the Borrower, the Administrative Agent or Required Lenders, the Borrower shall have failed to prepay (by an aggregate amount that equals or exceeds the amount by which Indebtedness of the Borrower would have had to have been prepaid in order that the Borrower would not have been in default under either of such Sections on such measurement date) the principal balance of the Term Loans, pro rata, and/or the Revolving Loans, as the Borrower may elect, with the proceeds of Subordinated ABRY Debt or the issuance of additional Equity Interests by the Borrower, or (ii) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Sections 6.3(a), 6.8, 6.12 or 6.13 or in
Article 7 (other than Sections 7.15 and 7.16), or any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any other Loan Document;

         (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document to which it is a party (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after such Loan Party shall have obtained knowledge thereof;

         (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

         (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, PROVIDED that this clause (g) shall not apply to secured Indebtedness that becomes due solely as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

         (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

         (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

         (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

         (k) one or more judgments for the payment of money in an aggregate amount in excess of $3,500,000 shall be rendered against the Borrower or any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

         (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding (i) $2,000,000 in any year or (ii) $4,000,000 for all periods;

         (m) any Loan Document shall cease, for any reason (other than any omission or commission by any Credit Party), to be in full force and effect, or any Loan Party shall so assert in writing or shall disavow any of its obligations thereunder;

         (n) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or
(ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Security Documents; or

         (o) a Change in Control shall occur;

(A) then, and in every such event (other than an event described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Revolving Commitments, and thereupon the Revolving Commitments shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of each Loan Party accrued under the Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the

Borrower; and (B) in case of any event described in clause (h) or (i) of this Article, the Revolving Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of each Loan Party accrued under the Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE 9. THE ADMINISTRATIVE AGENT

                  Each Credit Party hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

                  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Credit Parties as shall be necessary under the circumstances as provided in Section 10.2), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any of the Subsidiaries or any other Loan Party that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Credit Parties as shall be necessary under the circumstances as provided in Section 10.2) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Credit Party (and, promptly after its receipt of any such notice, it shall give each Credit Party and the Borrower notice thereof), and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth therein, (iv) the validity, enforceability, effectiveness or genuineness thereof or any other agreement, instrument or other document or (v) the satisfaction of any condition set forth in Article 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent, PROVIDED that no such delegation shall serve as a release of the Administrative Agent or waiver by the Borrower of any rights hereunder. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Credit Parties and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor (a) from among the Lenders, or (b) with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed or, if an Event of Default shall have occurred and be continuing, required), other than a Lender. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Credit Parties, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.3 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

                  Each Credit Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Credit Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement. Each Credit Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Credit Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon any Loan Document, any related agreement or any document furnished thereunder.

                  Notwithstanding anything in any Loan Document to the contrary, no Agent acting in such capacity other than the Administrative Agent shall have any duty or obligation under the Loan Documents.

ARTICLE 10. MISCELLANEOUS


         Section 10.1 NOTICES

         Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         (a) if to the Borrower, to it at Penton Media, Inc., 1300 East 9th Street, Cleveland, Ohio 44114, Attention of Joseph NeCastro (Telephone No. (216) 696-7000; Telecopy No. (216) 931-9891);

         (b) if to the Administrative Agent, or BNY as Issuing Bank, to it at One Wall Street, New York, New York 10286, Attention of: Renee Dudley (Telephone No. (212) 635-4975; Telecopy No. (212) 635-6365 or 6366 or 6367), with a copy to
The Bank of New York, at One Wall Street, New York, New York 10286, Attention of: Kristen Talaber (Telephone No. (212) 635-8692; Telecopy No. (212) 635-8593);

         (c) if to any other Credit Party, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given on the date of receipt.

         Section 10.2 WAIVERS; AMENDMENTS

         (a) No failure or delay by any Credit Party in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Credit Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance, amendment, extension or renewal of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Credit Party may have had notice or knowledge of such Default at the time.

         (b) Neither this Credit Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders, PROVIDED that no such agreement shall (i) increase any Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or any LC Disbursement, or reduce the rate of interest thereon, or reduce any fees or other amounts payable under the Loan Documents, or reduce the amount of any scheduled reduction of the Revolving Commitments, without the written consent of each Credit Party affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or any LC Disbursement, or any interest thereon, or any fees or other amounts payable under the Loan Documents, or reduce the amount of, waive or excuse any such payment, postpone the scheduled date of reduction or expiration of the Revolving Commitments, or postpone the final expiration date of any Letter of Credit beyond the Revolving Maturity Date, without the written consent of each Credit Party affected thereby, (iv) change any provision hereof in a manner that would alter the pro rata sharing of payments required by any Loan Document, without the written consent of each Credit Party, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, (vi) release any Subsidiary Guarantor from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement or as a result of the termination of the existence of such Subsidiary Guarantor in a transaction permitted by Section 7.3), or limit its liability in respect of such Guarantee, without the written consent of each Lender, or (vii) release any of the Collateral from the Liens of the Loan Documents (except as expressly provided in the Security Agreement or in connection with a transaction permitted by Section 7.3), without the consent of each Lender, and PROVIDED, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Swingline Lender or the Issuing Bank hereunder without the prior written consent of the Administrative Agent, the Swingline Lender or the Issuing Bank, as the case may be.

         Section 10.3 EXPENSES; INDEMNITY; DAMAGE WAIVER

         (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Credit Agreement or any amendments, modifications or waivers of the provisions of any Loan Document (whether or not the transactions contemplated thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all fees and out-of-pocket expenses of the Lender's professionals agreed to by the Borrower, and (iv) all out-of-pocket expenses incurred by any Credit Party, including the fees, charges and disbursements of any counsel for any Credit Party, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

         (b) The Borrower shall indemnify each Credit Party and each Related Party thereof (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, (ii) any Loan or Letter of Credit or the use of the proceeds thereof including any refusal of the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of the Subsidiaries or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

         (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Issuing Bank under paragraphs
(a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as applicable, an amount equal to the product of such unpaid amount MULTIPLIED BY a fraction, the numerator of which is the sum of such Lender's Revolving Commitment PLUS the outstanding principal balance of such Lender's A Term Loan PLUS the outstanding principal balance of such Lender's B Term Loan and the denominator of which is the sum of the total of all Lenders' Revolving Commitments PLUS the outstanding principal balance of all Lenders' A Term Loans PLUS the outstanding principal balance of all Lenders' B Term Loans (in each case determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of, PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as applicable, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such.

         (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement, instrument or other document contemplated thereby, the Transactions or any Loan or any Letter of Credit or the use of the proceeds thereof.

         (e) All amounts due under this Section shall be payable promptly but in no event later than ten days after written demand therefor.

         Section 10.4 SUCCESSORS AND ASSIGNS

         (a) The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Credit Party (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each Credit Party) any legal or equitable right, remedy or claim under or by reason of any Loan Document.

         (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Revolving Commitment and the Loans at the time owing to it), PROVIDED that (i) except in the case of an assignment to a Lender or an Affiliate or an Approved Fund of a Lender, the Administrative Agent (and, in the case of an assignment of all or any portion of a Revolving Commitment or obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and/or the Swingline Lender, as the case may be), must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate or an Approved Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Commitment, the amount of the Revolving Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Administrative Agent otherwise consents, (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance together with, unless otherwise agreed by the Administrative Agent, a processing and recordation fee of $3,500, and (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under the Loan Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.5, 3.6, 3.7 and 10.3). Any assignment or transfer by a Lender of rights or obligations under the Loan Documents that does not comply with this paragraph shall be treated for purposes of the Loan Documents as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

         (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Revolving Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive absent clearly demonstrable error, and the Borrower and each Credit Party may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Credit Party, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Credit Agreement unless it has been recorded in the Register as provided in this paragraph.

         (e) Any Lender may, without the consent of the Borrower or any Credit Party, sell participations to one or more banks or other entities (each such bank or other entity being called a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under the Loan Documents (including all or a portion of its Commitment and the Loans and LC Disbursements owing to it), PROVIDED that (i) such Lender's obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties and the Credit Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of any Loan Documents, PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.2(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.5, 3.6 and 3.7 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.8 as though it were a Lender, PROVIDED that such Participant agrees to be subject to Section 2.10(c) as though it were a Lender.

         (f) A Participant shall not be entitled to receive any greater payment under Sections 3.5, 3.6 or 3.7 than the Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.7 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.7(e) as though it were a Lender.

         (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations under the Loan Documents or substitute any such pledgee or assignee for such Lender as a party hereto.

         Section 10.5 SURVIVAL

                  All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Credit Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of any Loan Document and the making of any Loans and the issuance of any Letter of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any LC Disbursement or any fee or any other amount payable under the Loan Documents is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 3.5, 3.6, 3.7 and 10.3 and Article 9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and the LC Disbursements, the expiration or termination of the Letters of Credit and the termination of the Commitments or the termination of this Credit Agreement or any provision hereof.

         Section 10.6 COUNTERPARTS; INTEGRATION; EFFECTIVENESS

                  This Credit Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. This Credit Agreement and any separate letter agreements with respect to fees payable to any Credit Party constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.1, this Credit Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of the Borrower and Required Lenders, and thereafter shall be binding upon and inure to the benefit of the Administrative Agent, the Borrower, the Lenders, the Issuing Bank, the Swingline Lender and the other parties hereto, and their respective successors and assigns. Delivery of an executed counterpart of this Credit Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Credit Agreement.

         Section 10.7 SEVERABILITY

                  In the event any one or more of the provisions contained in this Credit Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 10.8 RIGHT OF SETOFF

                  If an Event of Default shall have occurred and be continuing, each of the Lenders and their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by it to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Credit Agreement held by it, irrespective of whether or not it shall have made any demand under this Credit Agreement and although such obligations may be unmatured. The rights of each the Lenders and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that it may have.

         Section 10.9 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS

         (a) THIS CREDIT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Credit Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Credit Agreement shall affect any right that the Administrative Agent or any other Credit Party may otherwise have to bring any action or proceeding relating to this Credit Agreement or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

         (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Credit Agreement or the other Loan Documents in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) Each party to this Credit Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.1. Nothing in this Credit Agreement will affect the right of any party to this Credit Agreement to serve process in any other manner permitted by law.

         Section 10.10 WAIVER OF JURY TRIAL

                  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS CREDIT AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 10.11 HEADINGS

                  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Credit Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Credit Agreement.

         Section 10.12 INTEREST RATE LIMITATION

                  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the "CHARGES"), shall exceed the maximum lawful rate (the "MAXIMUM RATE") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all of the charges payable in respect thereof, shall be limited to the maximum rate and, to the extent lawful, the interest and the charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated, and the interest and the charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the maximum rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

         Section 10.13 TREATMENT OF CERTAIN INFORMATION

                  Each Credit Party agrees to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature, all information supplied by the Borrower or any Subsidiary pursuant to this Credit Agreement that (a) is clearly identified by such Person as being confidential at the time the same is delivered to such Credit Party, or (b) constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants' certification delivered hereunder ("INFORMATION"), PROVIDED, however, that nothing herein shall limit the disclosure of any such Information (i) to such of their respective Related Parties as need to know such Information, (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, or requested by any bank regulatory authority, (iii) on a confidential basis, to prospective lenders or their counsel, (iv) to auditors or accountants, and any analogous counterpart thereof, (v) to any other Credit Party, (vi) in connection with any litigation to which any one or more of the Credit Parties is a party,
(vii) to the extent such Information (A) is or becomes publicly available other than as a result of a breach of this Credit Agreement, (B) is or becomes available to any of the Credit Parties on a non-confidential basis from a source other than the Borrower or any Subsidiary, or (C) was, is or becomes available to the Credit Parties on a non-confidential basis prior to its disclosure to any of them by the Borrower or any Subsidiary; and (viii) to the extent the Borrower shall have consented to such disclosure in writing.

         Section 10.14 SAVINGS CLAUSE

                  This Credit Agreement is intended solely as an amendment of, and contemporaneous restatement of, the terms and conditions of the Existing Credit Agreement. Notwithstanding anything herein to the contrary, it is the intention of the parties hereto that this Credit Agreement and the commitments and extensions of credit provided hereunder represent an amendment to, but not a novation or discharge of, the credit facilities provided by the Existing Credit Agreement. Nothing in this Credit Agreement is intended to affect the right of any Credit Party (including any "Credit Party" under and as defined in the Existing Credit Agreement) to payment of any amount due under the Existing Credit Agreement for the period prior to the Restatement Date, and such right shall be determined under the provisions of the Existing Credit Agreement. The Borrower further acknowledges and agrees that any choses in action or other rights created in favor of any Credit Party (including any "Credit Party" under and as defined in the Existing Credit Agreement) or any of its successors or assigns arising out of the representations and warranties of the Borrower contained in or delivered in connection with the Existing Credit Agreement (including the representations and warranties contained in Sections 4.1 and 4.11 thereof and any other representations and warranties delivered in connection with the making of extensions of credit), shall survive the execution and delivery of this Credit Agreement.

         Section 10.15 RESTATEMENT DATE AFFIRMATIONS AND RELEASE

         (a) As of the Restatement Date, each of the Loan Parties hereby (i) reaffirms and admits the validity, enforceability and continuation of all the Loan Documents to which it is a party and its obligations thereunder, (ii) agrees that the Guarantee Agreement and the Security Documents to which it is a party and all obligations guaranteed or secured thereby or thereunder extend to and include all obligations under this Credit Agreement as it may be amended, supplemented, increased or otherwise modified from time to time and (iii) agrees and admits that it has no valid defenses to or offsets against any of its obligations under the Loan Documents to which it is a party.

         (b) Each of the Loan Parties hereby releases each Credit Party from all actions, causes of action, suits, damages, claims and demands whatsoever, in law or equity, which such Loan Party ever had, now has or hereafter can, shall or may have against such Credit Party or any Related Party of such Credit Party for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the Restatement Date in respect of or in any way related to the Loan Documents or the transactions contemplated thereby, or any act, omission or event occurring in connection therewith.

         Section 10.16 AMENDMENT NO. 1 TO SECURITY AGREEMENT

                  Each Lender signing below consents to Amendment No. 1 to the Security Agreement.

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                     PENTON MEDIA, INC.



                                     By: /s/ Joseph G. NeCastro
                                         --------------------------------------
                                     Name: Joseph G. NeCastro
                                           ------------------------------------
                                     Title: Chief Financial Officer
                                            -----------------------------------



CONSENTED AND AGREED TO:

DONOHUE MEEHAN PUBLISHING COMPANY
INTERNET WORLD MEDIA, INC.
ONE, INC.
BOARDWATCH, INCORPORATED
PENTON INTERNET, INC.
STARDUST.COM
STREAMING MEDIA, INC.
DUKE INVESTMENTS, INC.
DUKE COMMUNICATIONS INTERNATIONAL, INC.
PTS DELAWARE, INC.
TECH CONFERENCES, INCORPORATED
HEALTHWELL.COM, INC.

AS TO EACH OF THE FOREGOING:

By: /s/ Joseph G. Necastro
   -----------------------------------------
Name: Joseph G. NeCastro
     ---------------------------------------
Title: CFO/Treasurer
      --------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                                      THE BANK OF NEW YORK, individually and as
                                      Administrative Agent


                                      By: /s/ Kristen E. Talaber
                                          --------------------------------------
                                      Name: Kristen E. Talaber
                                            ------------------------------------
                                      Title: Vice President
                                             -----------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                                     BANK OF AMERICA, N.A., individually and as
                                     Syndication Agent


                                     By: /s/ Therese Fontaine
                                         ---------------------------------------
                                     Name: Therese Fontaine
                                           -------------------------------------
                                     Title: Managing Director
                                            ------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                            BANK ONE, NA, individually and as a
                            Co-Documentation Agent



                            By: /s/ Richard Babcock
                                --------------------------------------------
                            Name: Richard Babcock
                                  ------------------------------------------
                            Title: First Vice President
                                   -----------------------------------------

                            FLEET NATIONAL BANK, individually and as a Co-Documentation Agent




                            By: /s/ Michael F. O'Neill
                                --------------------------------------------
                            Name: Michael F. O'Neill
                                  ------------------------------------------
                            Title: Senior Vice President
                                   -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             ALLFIRST BANK



                             By: /s/ Linda J. Weinberg
                                 --------------------------------------------
                             Name: Linda J. Weinberg
                                   ------------------------------------------
                             Title: Senior Vice President
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             BANK OF MONTREAL



                             By: /s/ Michael J. Solski
                                 --------------------------------------------
                             Name: Michael J. Solski
                                   ------------------------------------------
                             Title: Director
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             CREDIT AGRICOLE INDOSUEZ



                             By: /s/ John McCloskey
                                 --------------------------------------------
                             Name: John McCloskey
                                   ------------------------------------------
                             Title: First Vice President
                                    -----------------------------------------


                             By: Rene LeBlanc
                                 --------------------------------------------
                             Name: Rene LeBlanc
                                   ------------------------------------------
                             Title: Vice President
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                           DRESDNER BANK AG, NEW YORK AND
                           GRAND CAYMAN BRANCHES



                           By: /s/ John A. Ramelli
                               --------------------------------------------
                           Name: John A. Ramelli
                                 ------------------------------------------
                           Title: Vice President
                                  -----------------------------------------


                           By: /s/ Joanna M. Solowski
                               --------------------------------------------
                           Name: Joanna M. Solowski
                                 ------------------------------------------
                           Title: Vice President
                                  -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             THE HUNTINGTON NATIONAL BANK



                             By: /s/ Thomas A. Krumel
                                 --------------------------------------------
                             Name: Thomas A. Krumel
                                   ------------------------------------------
                             Title: Vice President
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             NATIONAL BANK OF CANADA



                             By:
                                 --------------------------------------------
                             Name:
                                   ------------------------------------------
                             Title:
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             NATIONAL CITY BANK



                             By: /s/ Wade S. Alliance
                                 --------------------------------------------
                             Name: Wade S. Alliance
                                   ------------------------------------------
                             Title: Vice President
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             BNP PARIBAS



                             By: /s/ Ben Todres
                                 --------------------------------------------
                             Name: Ben Todres
                                   ------------------------------------------
                             Title: Director Media & Telecom Finance
                                    -----------------------------------------


                             By: /s/ Ola Anderssen
                                 --------------------------------------------
                             Name: Ola Anderssen
                                   ------------------------------------------
                             Title: Director
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             CITIZENS BANK OF MASSACHUSETTS



                             By: /s/ Matthew E. Murphey
                                 --------------------------------------------
                             Name: Matthew E. Murphey
                                   ------------------------------------------
                             Title: Vice President
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             SUNTRUST BANK



                             By:
                                 --------------------------------------------
                             Name:
                                   ------------------------------------------
                             Title:
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             VAN KAMPEN SENIOR INCOME TRUST

                                 By: Van Kampen Investment Advisory Corp.


                             By: /s/ Darvin D. Pierce
                                 --------------------------------------------
                             Name: Darvin D. Pierce
                                   ------------------------------------------
                             Title: Executive Director
                                    -----------------------------------------




                             VAN KAMPEN SENIOR FLOATING RATE FUND

                                 By: Van Kampen Investment Advisory Corp.


                             By: /s/ Darvin D. Pierce
                                 --------------------------------------------
                             Name: Darvin D. Pierce
                                   ------------------------------------------
                             Title: Executive Director
                                    -----------------------------------------




                             VAN KAMPEN PRIME RATE INCOME TRUST

                                 By: Van Kampen Investment Advisory Corp.


                             By: /s/ Darvin D. Pierce
                                 --------------------------------------------
                             Name: Darvin D. Pierce
                                   ------------------------------------------
                             Title: Executive Director
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT



                             VAN KAMPEN CLO I, LIMITED

                                 By: Van Kampen Investment Advisory Corp.,
                                     as Collateral Manager


                             By: /s/ Darvin D. Pierce
                                 --------------------------------------------
                             Name: Darvin D. Pierce
                                   ------------------------------------------
                             Title: Executive Director
                                    -----------------------------------------


                             VAN KAMPEN CLO II, LIMITED

                                 By: Van Kampen Investment Advisory Corp.,
                                     as Collateral Manager


                             By: /s/ Darvin D. Pierce
                                 --------------------------------------------
                             Name: Darvin D. Pierce
                                   ------------------------------------------
                             Title: Executive Director
                                    -----------------------------------------

                               PENTON MEDIA, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT


                             KEY CORPORATE CAPITAL INC.



                             By: /s/ Marvin S. Kodich
                                 --------------------------------------------
                             Name: Marvin S. Kodich
                                   ------------------------------------------
                             Title: Senior Vice President
                                    -----------------------------------------

                          PENTON MEDIA, INC. EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE
                        ---------------------------------

        Reference is made to the Amended and Restated Credit Agreement, dated as of March 8, 2002, among Penton Media, Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A., as Syndication Agent, Bank One, NA and Fleet National Bank, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings.

        The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date (as defined below), the interests set forth below (the "ASSIGNED INTEREST") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Revolving Commitment of the Assignor on the Assignment Date and the Revolving Loans, A Term Loans and B Term Loans owing to the Assignor that are outstanding on the Assignment Date, together with, in the case of such Revolving Loans, all of the related participations held by the Assignor in respect of the Letters of Credit (including its LC Exposure) and Swingline Loans (including its Swingline Exposure), but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date, (a) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender under the Loan Documents and (b) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Loan Documents.

        This Assignment and Acceptance is being delivered to the Administrative Agent, together with (a) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 3.7(e) of the Credit Agreement, duly completed and executed by the Assignee, and (b) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [ASSIGNEE/ASSIGNOR](1)(/) shall pay the fee payable to the Administrative Agent pursuant to Section 10.4(b) of the Credit Agreement.

        THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


-------------------------------------
(1)   Delete inapplicable term.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of
Assignment (the "ASSIGNMENT DATE"):

Revolving Commitment Assigned:

Principal Amount of Revolving Loans Assigned:

Principal Amount of A Term Loans Assigned:

Principal Amount of B Term Loans Assigned:

The terms set forth above are hereby agreed to:

                                   [NAME OF ASSIGNOR], as Assignor

                                   By:
                                      ---------------------------------
                                   Name:
                                         ------------------------------
                                   Title:
                                          -----------------------------

                                   [NAME OF ASSIGNEE], as Assignee

                                   By:
                                      ---------------------------------
                                   Name:
                                         ------------------------------
                                   Title:
                                          -----------------------------

[The undersigned hereby consents to the within assignment:



PENTON MEDIA, INC.

By:
   ---------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

THE BANK OF NEW YORK, as
Administrative Agent[, as Issuing Bank and as Swingline Lender]

By:
   ---------------------------------
Name:
      ------------------------------
Title:
       -----------------------------](2)(/)

-----------------------------
(2) Consents to be included to the extent required by Section 10.4(b) of the Credit Agreement.

                         PENTON MEDIA, INC. EXHIBIT C-1

                                  FORM OF NOTE
                                  ------------

                                                                   March 8, 2002
                                                              New York, New York

        FOR VALUE RECEIVED, the undersigned, PENTON MEDIA, INC., a Delaware corporation (the "BORROWER"), hereby promises to pay to the order of (the "LENDER") the unpaid principal amount of the Loans made by the Lender to the Borrower, in the amounts and at the times set forth in the Amended and Restated Credit Agreement, dated as of March 8, 2002, among the Borrower, the Lenders party thereto, Bank of America, N.A., as Syndication Agent, Bank One, NA and Fleet National Bank, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), and to pay interest from the date hereof on the principal balance of such Loans from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States in immediately available funds. Terms defined in the Credit Agreement are used herein with the same meanings.

        The Loans evidenced by this Note are prepayable in the amounts, and under the circumstances, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This Note is subject to, and should be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

        The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets that the Lender may attach hereto, (a) the date of each Loan made by the Lender to the Borrower, (b) the class, Type and amount thereof, (c) the interest rate (without regard to the Applicable Margin) and Interest Period applicable to each Eurodollar Loan and (d) the date and amount of each conversion of, and each payment or prepayment of the principal of, any such Loan. The entries made in such schedule shall be prima facie evidence of the existence and amounts of the obligations recorded therein, PROVIDED that the failure to so record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of the Credit Agreement.

        Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

        Whenever in this Note either party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void) except as expressly permitted by the Loan Documents. No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Lender with respect to which such waiver, amendment, modification or consent is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement.

        The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or the other Loan Documents, or for recognition or enforcement of any judgment, and the Borrower hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

        The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or the other Loan Documents in any court referred to in the preceding paragraph hereof. The Borrower hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        The Borrower irrevocably consents to service of process in the manner provided for notices herein. Nothing herein will affect the right of the Borrower to serve process in any other manner permitted by law.

        THE BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

                                     PENTON MEDIA, INC.

                                     By:
                                        ------------------------------------
                                     Name:
                                           ---------------------------------
                                     Title:
                                            --------------------------------


                                                      SCHEDULE TO THE NOTE
                                                      --------------------

                                                      Amount of
                                                      principal                            Interest Period for
           Class and Type of                       converted, paid    Interest rate on       Eurodollar Loans     Notation made by
   Date           Loan          Amount of Loan       or prepaid       Eurodollar Loans
---------- -----------------    --------------     ---------------  --------------------   --------------------   ----------------

                         PENTON MEDIA, INC. EXHIBIT C-2

                             FORM OF SWINGLINE NOTE
                             ----------------------

                                                                   March 8, 2002
                                                              New York, New York

        FOR VALUE RECEIVED, the undersigned, PENTON MEDIA, INC., a Delaware corporation (the "BORROWER"), hereby promises to pay to the order of THE BANK OF NEW YORK (the "SWINGLINE LENDER") the unpaid principal amount of the Swingline Loans made by the Swingline Lender to the Borrower, in the amounts and at the times set forth in the Amended and Restated Credit Agreement, dated as of March 8, 2002, among the Borrower, the Lenders party thereto, Bank of America, N.A., as Syndication Agent, Bank One, NA and Fleet National Bank, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), and to pay interest from the date hereof on the principal balance of such Swingline Loans from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States in immediately available funds. Terms defined in the Credit Agreement are used herein with the same meanings.

        The Swingline Loans evidenced by the Swingline Note are repayable in the amounts, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. The Swingline Note is subject to, and should be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

        The Swingline Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets that the Swingline Lender may attach hereto, (a) the date of each Loan made by the Swingline Lender to the Borrower,
(b) the amount thereof, (c) the maturity date applicable to each Swingline Loan and (d) the date and amount of each payment or prepayment of the principal of, any such Swingline Loan. The entries made in such schedule shall be prima facie evidence of the existence and amounts of the obligations recorded therein, PROVIDED that the failure to so record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Swingline Loans in accordance with the terms of the Credit Agreement.

        Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of the Swingline Note.

        Whenever in the Swingline Note either party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void) except as expressly permitted by the Loan Documents. No failure or delay of the Swingline Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither the Swingline Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Swingline Lender with respect to which such waiver, amendment, modification or consent is to apply, subject to any consent required in accordance with Section
10.2 of the Credit Agreement.

        THE SWINGLINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement.

        The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Swingline Note or the other Loan Documents, or for recognition or enforcement of any judgment, and the Borrower hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in the Swingline Note shall affect any right that the Swingline Lender may otherwise have to bring any action or proceeding relating to the Swingline Note or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

         The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Swingline Note or the other Loan Documents in any court referred to in the preceding paragraph hereof. The

Borrower hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        The Borrower irrevocably consents to service of process in the manner provided for notices herein. Nothing herein will affect the right of the Borrower to serve process in any other manner permitted by law.

        THE BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE SWINGLINE NOTE. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE SWINGLINE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH LENDER HAS BEEN INDUCED TO ACCEPT THE SWINGLINE NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

                                     PENTON MEDIA, INC.

                                     By:
                                         ---------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                            ------------------------------

                       SCHEDULE TO THE SWINGLINE NOTE
                       ------------------------------

                                         Amount of
                  Amount of              principal          Maturity date of       Notation made
     Date       Swingline Loan        paid or prepaid       SwingLine Loans              by
--------------  --------------        ----------------      ---------------        -------------

                                    EXHIBIT D

                     FORM OF SUPPLEMENTAL SECURITY AGREEMENT

                                      AMONG

                               PENTON MEDIA, INC.,

                     EACH OF THE OTHER GRANTORS PARTY HERETO

                                       AND

                  THE BANK OF NEW YORK, AS ADMINISTRATIVE AGENT

                           -------------------------

                            DATED AS OF MARCH 8, 2002

                                TABLE OF CONTENTS
                                -----------------

                                                                          Page
                                                                          ----

ARTICLE 1. DEFINITIONS; GRANT OF SECURITY .................................1
   Section 1.1 GENERAL DEFINITIONS ........................................1
   Section 1.2 OTHER DEFINITIONS; INTERPRETATION ..........................3
   Section 1.3 Grant of Security ..........................................3
ARTICLE 2.  SECURITY FOR OBLIGATIONS; NO ASSUMPTION OF LIABILITY ..........4
   Section 2.1 SECURITY FOR OBLIGATIONS ...................................4
   Section 2.2 NO ASSUMPTION OF LIABILITY .................................4
ARTICLE 3. REPRESENTATIONS AND WARRANTIES AND COVENANTS ...................4
   Section 3.1 GENERALLY ..................................................4
   Section 3.2 INVESTMENT RELATED PROPERTY ................................8
ARTICLE 4. FURTHER ASSURANCES ............................................10

ARTICLE 5.  ADMINISTRATIVE  AGENT APPOINTED ATTORNEY-IN-FACT .............11

ARTICLE 6. REMEDIES UPON DEFAULT .........................................12
   Section 6.1 REMEDIES GENERALLY ........................................12
   Section 6.2 APPLICATION OF PROCEEDS OF SALE ...........................14
   Section 6.3 INVESTMENT RELATED PROPERTY ...............................15
   Section 6.4 REGISTRATION, ETC. ........................................15
ARTICLE 7. REIMBURSEMENT OF ADMINISTRATIVE AGENT .........................16

ARTICLE 8. WAIVERS; AMENDMENT ............................................17

ARTICLE 9. SECURITY INTEREST ABSOLUTE ....................................17

ARTICLE 10. TERMINATION; RELEASE .........................................18

ARTICLE 11. ADDITIONAL GRANTORS ..........................................18

ARTICLE 12. NOTICES ......................................................18

ARTICLE 13. BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS ...............18

ARTICLE 14. SURVIVAL OF AGREEMENT; SEVERABILITY ..........................19

ARTICLE 15. GOVERNING LAW ................................................19

ARTICLE 16. COUNTERPARTS .................................................19

ARTICLE 17. HEADINGS .....................................................20

ARTICLE 18. JURISDICTION; VENUE; CONSENT TO SERVICE OF PROCESS ...........20

ARTICLE 19. WAIVER OF JURY TRIAL .........................................20

SCHEDULES:
----------

============================================================================
Schedule I                List of Subsidiaries and Addresses for Notices
----------------------------------------------------------------------------
Schedule 3.1(a)(i)        List of Chief Executive Offices, Jurisdictions of
                          Organization and Federal Employer Identification
                          Numbers
----------------------------------------------------------------------------
Schedule 3.1(a)(ii)       List of Legal and Other Names
----------------------------------------------------------------------------
Schedule 3.1(a)(v)        List of Filing Offices
----------------------------------------------------------------------------
Schedule 3.4              List of Investment Related Property
----------------------------------------------------------------------------

EXHIBITS:
---------

============================================================================
Exhibit A                 Form of Supplement
----------------------------------------------------------------------------
Exhibit B                 Form of Deposit Account Control Agreement
----------------------------------------------------------------------------
Exhibit C                 Form of Securities Account Control Agreement
----------------------------------------------------------------------------




                                      (ii)

        SUPPLEMENTAL SECURITY AGREEMENT, dated as of March 8, 2002, among PENTON MEDIA, INC., a Delaware corporation (the "BORROWER"), each of the subsidiaries of the Borrower listed on Schedule I (each such subsidiary, individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS"; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the "GRANTORS"), and THE BANK OF NEW YORK, as administrative agent under the Credit Agreement referred to in the next paragraph.

        Reference is made to the Amended and Restated Credit Agreement, dated as of March 8, 2002, among Penton Media, Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A., as Syndication Agent, Bank One, NA and Fleet National Bank, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings.

        Reference is also made to the Security Agreement, dated as of September 1, 1999, among the Borrower, the Subsidiary Guarantors party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "EXISTING SECURITY AGREEMENT").

        The Lenders have made, and have agreed to make, Loans to, and the Issuing Bank has issued, and has agreed to issue, Letters of Credit for the account of, the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of each Loan Party under the Loan Documents. The obligations of the Lenders to make Loans and the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Obligations.

        Accordingly, the Grantors and the Administrative Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

ARTICLE 1.   DEFINITIONS; GRANT OF SECURITY

    Section 1.1 GENERAL DEFINITIONS

                As used in this Supplemental Security Agreement, the following terms shall have the meanings specified below:

                  "ADDITIONAL GRANTOR" has the meaning assigned to such term in
Article 11.

                  "APPLICABLE DATE" means (i) in the case of any Grantor (other than an Additional Grantor), the date hereof, and (ii) in the case of any Additional Grantor, the date of the Supplement executed and delivered by such Additional Grantor.

                  "BORROWER" has the meaning assigned to such term in the preliminary statement of this Supplemental Security Agreement.

                  "COLLATERAL" has the meaning assigned to such term in Section 1.3(a).

                  "COLLATERAL RECORDS" means all books, instruments, certificates, Records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals and other documents, and all computer software, computer printouts, tapes, disks and related data processing software and similar items, in each case that at any time represent, cover or otherwise evidence, or contain information relating to, any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

                  "COLLATERAL SUPPORT" means all property (real or personal) assigned, hypothecated or otherwise securing any of the Collateral, and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

                  "CONTROL AGREEMENTS" means each Deposit Account Control Agreement and Securities Account Control Agreement.

                  "CREDIT AGREEMENT" has the meaning assigned to such term in the preliminary statement of this Supplemental Security Agreement.

                  "DEPOSIT ACCOUNT CONTROL AGREEMENT" means a Deposit Account Control Agreement, substantially in the form of Exhibit B, or such other form reasonably acceptable to the Administrative Agent pursuant to which the Administrative Agent shall have "control" (within the meaning of Article 9 of the UCC) over such applicable Deposit Account.

                  "DEPOSIT ACCOUNTS" means all "deposit accounts" as defined in
Article 9 of the UCC, including all such accounts described in Schedule 3.2 hereto or to the applicable Supplement.

                  "GRANTOR" and "GRANTORS" have the meanings assigned to such terms in the preliminary statement of this Supplemental Security Agreement.

                  "INVESTMENT RELATED PROPERTY" means all cash, "money" as defined in Article 1 of the UCC, "securities" as defined in Article 8 of the UCC, Permitted Investments, certificates of deposit, Deposit Accounts, Securities Accounts and "securities entitlements" as defined in Article 8 of the UCC, in each case, regardless of whether characterized as "investment property" under the UCC.

                  "OBLIGATIONS" has the meaning assigned to such term in the Existing Security Agreement.

                  "PROCEEDS" means (i) all "proceeds" as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property, (iii) any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes the Collateral, and (iv) whatever is receivable or received when any of the Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  "RECORD" means a "record" as defined in Article 9 of the UCC.

                  "SECURED PARTIES" has the meaning assigned to such term in the Existing Security Agreement.

                  "SECURITIES ACCOUNT CONTROL AGREEMENT" means a Securities Account Control Agreement, substantially in the form of Exhibit C, or such other form reasonably acceptable to the Administrative Agent pursuant to which the Administrative Agent shall have "control" (within the meaning of Article 9 of the UCC) over such applicable Securities Account.

                  "SECURITIES ACCOUNTS" means all "securities accounts" as defined in Article 8 of the UCC, including all such accounts described in
Schedule 3.2 hereto or to the applicable Supplement.

                  "SECURITY INTEREST" has the meaning assigned to such term in
Section 1.3(a).

                  "SUPPLEMENT" means a supplement hereto, substantially in the form of Exhibit A.

                  "SUPPORTING OBLIGATION" means (i) all "supporting obligations" as defined in Article 9 of the UCC and (ii) all Guarantees and other secondary obligations supporting any of the Collateral, in each case regardless of whether characterized as a "supporting obligation" under the UCC.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

         Section 1.2 OTHER DEFINITIONS; INTERPRETATION

                  (a) OTHER DEFINITIONS. Capitalized terms used herein and not otherwise defined herein, and the term "subsidiary" shall have the meanings assigned to such terms in the Credit Agreement.

                  (b) RULES OF INTERPRETATION. The rules of interpretation specified in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall be applicable to this Supplemental Security Agreement. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

         Section 1.3 GRANT OF SECURITY

                  (a) GRANT OF SECURITY INTEREST: As security for the payment or performance, as applicable, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Administrative Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, a security interest (the "SECURITY INTEREST") in all of such Grantor's right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "COLLATERAL"): (i) all Investment Related Property, (ii) to the extent not otherwise included in clause
(i) of this Section, all Collateral Records, Collateral Support and Supporting Obligations in respect of any of the foregoing, (iii) to the extent not otherwise included in clauses (i) and (ii) of this Section, the account referred to in Section 3.2(c)(ii) and all funds and other property from time to time in, or credited to, such account or any Deposit Account or Securities Account, and
(iv) to the extent not otherwise included in clauses (i) through (iii) of this Section, all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing.

                (b) REVISIONS TO UCC. For the avoidance of doubt, it is expressly understood and agreed that, to the extent the UCC is revised after the date hereof such that the definition of any of the foregoing terms included in the description or definition of the Collateral is changed, the parties hereto desire that any property which is included in such changed definitions, but which would not otherwise be included in the Security Interest on the date hereof, nevertheless be included in the Security Interest upon the effective date of such revision. Notwithstanding the immediately preceding sentence, the Security Interest is intended to apply immediately on the Applicable Date to all of the Collateral to the fullest extent permitted by applicable law, regardless of whether any particular item of the Collateral was then subject to the UCC.

ARTICLE 2.    SECURITY FOR OBLIGATIONS; NO ASSUMPTION OF LIABILITY

    Section 2.1 SECURITY FOR OBLIGATIONS

                This Supplemental Security Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 262(a) of Title 11 of the United States Code, or any similar provision of any other bankruptcy, insolvency, receivership or other similar law), of all Obligations with respect to each Grantor.

    Section 2.2 NO ASSUMPTION OF LIABILITY

                Notwithstanding anything to the contrary herein, the Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

ARTICLE 3.   REPRESENTATIONS AND WARRANTIES AND COVENANTS

    Section 3.1 GENERALLY

                (a) REPRESENTATIONS AND WARRANTIES. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that:

                (i) As of the Applicable Date, (A) such Grantor's chief executive office or its principal place of business is, and for the preceding four months has been, located at the office indicated on Schedule 3.1(a)(i) hereto or to the applicable Supplement, (B) such Grantor's jurisdiction of organization is the jurisdiction indicated on Schedule 3.1(a)(i) hereto or to the applicable Supplement, and (C) such Grantor's Federal Employer Identification Number is as set forth on Schedule 3.1(a)(i) hereto or to the applicable Supplement.

                (ii) As of the Applicable Date, (A) such Grantor's full legal name is as set forth on Schedule 3.1(a)(ii) hereto or to the applicable Supplement and (B) such Grantor has not done in the preceding five years, and does not do, business under any other name (including any trade-name or fictitious business name), except for those names set forth on Schedule 3.1(a)(ii) hereto or to the applicable Supplement.

                (iii) Such Grantor has not within the five years preceding the Applicable Date become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person (other than the Existing Security Agreement), which has not theretofore been terminated.

                (iv) Such Grantor has good and valid rights in, and title to, the Collateral with respect to which it has purported to grant the Security Interest, except for Liens expressly permitted pursuant to the Loan Documents.

                (v) All actions and consents, including all filings, notices, registrations and recordings, necessary or desirable to create, perfect or ensure the first priority (subject only to Liens expressly permitted by the Loan Documents) of the Security Interest in the Collateral owned or held by it or on its behalf or for the exercise by the Administrative Agent or any other Secured Party of any voting or other rights provided for in this Supplemental Security Agreement or the exercise of any remedies in respect of any such Collateral have been made or obtained, (A) except for the filing of UCC financing statements naming such Grantor as "debtor" and the Administrative Agent as "secured party", or the making of other appropriate filings, registrations or recordings, containing a description of such Collateral in each applicable governmental, municipal or other office specified on Schedule 3.1(a)(v) hereto or to the applicable Supplement, (B) except for any such Collateral as to which the representations and warranties in this Section 3.1(a)(v) would not be true solely by virtue of such Collateral having been used or disposed of in a manner expressly permitted hereunder or under any other Loan Document, and (C) except to the extent that such Security Interest may not be perfected by filing, registering, recording or taking any other action in the United States.

                (vi) All Collateral owned or held by it or on its behalf is owned or held by it or on its behalf free and clear of any Lien, except for Permitted Encumbrances and other Liens expressly permitted by the Loan Documents. It has not filed or consented to the filing of (A) any financing statement or analogous document under the UCC or any other applicable laws covering any such Collateral or (B) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with any foreign governmental, municipal or other office, in each case, which financing statement, analogous document, assignment or other instrument, as applicable, is still in effect, except for Liens expressly permitted by the Loan Documents and Liens under, and filings made pursuant to, the Existing Security Agreement.

                         (vii) The Security Interest in the Collateral owned or held by it or on its behalf (A) is effective to vest in the Administrative Agent, on behalf of the Secured Parties, the rights of the Administrative Agent in such Collateral as set forth herein and (B) does not violate Regulation T, U or X as of the Applicable Date.

                (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees as follows:

                         (i) It will promptly notify the Administrative Agent in writing of any change (A) in its legal name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (B) in the location of its chief executive office, principal place of business, any office in which it maintains books or records relating to any of the Collateral owned or held by it or on its behalf or, except to the extent permitted by Section 3.1(b)(vii) or Section 3.2, any office or facility at which any such Collateral is located (including the establishment of any such new office or facility), (C) in its identity or legal or organizational structure or its jurisdiction of formation, or (D) in its Federal Taxpayer Identification Number. It agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral with the priority required hereby.

                         (ii) It shall maintain, at its own cost and expense, such complete and accurate Records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting Records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as the Administrative Agent may reasonably request, promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail satisfactory to the Administrative Agent showing the identity and amount of any and all such Collateral.

                         (iii) It shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral owned or held by it or on its behalf against all Persons and to defend the Security Interest in such Collateral and the priority thereof against any Lien or other interest not expressly permitted by the Loan Documents, and in furtherance thereof, it shall not take, or permit to be taken, any action not otherwise expressly permitted by the Loan Documents that could impair the Security Interest or the priority thereof or any Secured Party's rights in or to such Collateral.

                (iv) The Administrative Agent and such Persons as the Administrative Agent may designate shall have the right, at the cost and expense of such Grantor, to inspect all of its Records (and to make extracts and copies from such Records), to discuss its affairs with its officers and independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral owned or held by or on behalf of such Grantor, including, in the case of Collateral in the possession of any third person, by contacting contract parties or other obligors thereon or any third person possessing such Collateral for the purpose of making such a verification. The Administrative Agent shall have the absolute right to share on a confidential basis any information it gains from such inspection or verification with any Secured Party.

                (v) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral owned or held by or on behalf of such Grantor, and not permitted by the Loan Documents, and may pay for the maintenance and preservation of such Collateral to the extent such Grantor fails to do so as required by the Loan Documents, and such Grantor agrees, jointly with the other Grantors and severally, to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization; PROVIDED, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

                (vi) It shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral owned or held by it or on its behalf, all in accordance with the terms and conditions thereof, and it agrees, jointly with the other Grantors and severally, to indemnify and hold harmless the Administrative Agent and the other Secured Parties from and against any and all liability for such performance.

                (vii) It shall not make, or permit to be made, an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, or grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents. Except for Liens expressly permitted by the Loan Documents, it shall not make or permit to be made any transfer of such Collateral, and it shall remain at all times in possession of such Collateral, except that unless and until the Administrative Agent shall notify it that an Event of Default shall have occurred and be continuing and that, during the continuance thereof, it shall not sell, convey, lease, assign, transfer or otherwise dispose of any such Collateral (which notice may be given by telephone if promptly confirmed in writing), it may use and dispose of such Collateral in any lawful manner not inconsistent with the provisions of this Supplemental Security Agreement or any other Loan Document.

    Section 3.2 INVESTMENT RELATED PROPERTY

                (a) REPRESENTATIONS AND WARRANTIES. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that Schedule 3.2 hereto or to the applicable Supplement sets forth, as of the Applicable Date, all of the Deposit Accounts and Securities Accounts included in the Collateral owned or held by or on behalf of such Grantor.

                (b) REGISTRATION IN NOMINEE NAME; DENOMINATIONS. Each Grantor hereby agrees that (i) without limiting Article 5, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold any Investment Related Property in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned, where applicable, in blank or in favor of the Administrative Agent, (ii) at the Administrative Agent's request, such Grantor will promptly give to the Administrative Agent copies of any material notices or other communications received by it with respect to any Investment Related Property registered in its name, and (iii) the Administrative Agent shall at all times have the right to exchange any certificates, instruments or other documents representing or evidencing any Investment Related Property owned or held by or on behalf of such Grantor for certificates, instruments or other documents of smaller or larger denominations for any purpose consistent with this Supplemental Security Agreement.

                (c)  VOTING AND DISTRIBUTIONS.

                         (i)    Unless and until an Event of Default shall have
occurred and be continuing:

                                 (A)     Each Grantor shall be entitled to
        exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Investment Related Property, or any part thereof, for any purpose consistent with the terms of this Supplemental Security Agreement and the other Loan Documents; PROVIDED, HOWEVER, that such Grantor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Investment Related Property or the rights and remedies of any of the Secured Parties under this Supplemental Security Agreement or any other Loan Document or the ability of any of the Secured Parties to exercise the same.

                                 (B)     The Administrative Agent shall execute
        and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling it to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subsection (c)(i)(A) and to receive the cash payments it is entitled to receive pursuant to subsection (c)(i)(C).

                                 (C)     Each Grantor shall be entitled to
        receive, retain and use any and all cash dividends, interest and principal paid on the Investment Related Property owned or held by it or on its behalf to the extent and only to the extent that such cash dividends, interest and principal are not prohibited by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All non-cash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Investment Related Property, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding securities of any issuer of any Investment Related Property or received in exchange for any Investment Related Property, or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by such Grantor, shall not be commingled with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent hereunder and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsement).

                (ii) Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default:

                         (A)     All rights of each Grantor to dividends,
interest or principal that it is authorized to receive pursuant to subsection
(c)(i)(C) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal, as applicable. All dividends, interest and principal received by or on behalf of any Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this subsection (c)(ii)(A) shall be retained by the Administrative Agent in an account to be established in the name of the Administrative Agent, for the ratable benefit of the Secured Parties, upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 6.2. Subject to the provisions of this subsection (c)(ii)(A), such account shall at all times be under the sole dominion and control of the Administrative Agent, and the Administrative Agent shall at all times have the sole right to make withdrawals therefrom and to exercise all rights with respect to the funds and other property from time to time therein or credited thereto as set forth in the Loan Documents. After all Events of Default have been cured or waived, the Administrative Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to the applicable Grantor all cash dividends, interest and principal (without interest) that such Grantor would otherwise be permitted to retain pursuant to the terms of subsection (c)(i)(C) and which remain in such account.

                                 (B)     All rights of each Grantor to exercise
        the voting and consensual rights and powers it is entitled to exercise pursuant to subsection (c)(i)(A), and the obligations of the Administrative Agent under subsection (c)(i)(B), shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, PROVIDED that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit such Grantor to exercise such rights. After all Events of Default have been cured or waived, the applicable Grantor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of subsection (c)(i)(A).

                (d) CASH AND INVESTMENT PROPERTY. Each Grantor covenants and agrees that (i) with respect to each of its Deposit Accounts existing on the date hereof and set forth in Schedule 3.2 hereto, it shall deliver, or cause to be delivered, to the Administrative Agent, by no later than April 15, 2002, a duly executed Deposit Account Control Agreement with respect to each such Deposit Account (other than a Deposit Account that at all times has less than (A) $25,000 on deposit therein, and (B) when aggregated with all other Deposit Accounts that are not subject to a Deposit Account Control Agreement in favor of the Administrative Agent, $100,000 on deposit therein), (ii) it shall not at any time establish or maintain any other Deposit Account without first delivering to the Administrative Agent a duly executed Deposit Account Control Agreement with respect to such Deposit Account, (iii) with respect to each of its Securities Accounts existing on the date hereof and set forth in Schedule 3.2 hereto, it shall deliver, or cause to be delivered, to the Administrative Agent, by no later than April 15, 2002, a duly executed Securities Account Control Agreement with respect to each such Securities Account, (iv) it shall not at any time establish or maintain any other Securities Account without first delivering to the Administrative Agent a duly executed Securities Account Control Agreement with respect to such Securities Account, and (v) it shall deposit, or cause to be deposited, no less frequently than every other Business Day all of its Investment Related Property (other than Deposit Accounts and Securities Accounts) into one or more such Deposit Accounts or Securities Accounts. Prior to the delivery of a "Notice of Exclusive Control" under the applicable Control Agreement, and pursuant to the terms thereof and the other Loan Documents, each Deposit Account and/or Securities Account shall at all times be under the "control" (within the meaning of Article 9 of the UCC) of the Administrative Agent or an agent of the Administrative Agent, and no Grantor shall have access to or any right to draw upon or withdraw any cash or other funds therefrom, except for purposes not otherwise prohibited by the Loan Documents.

ARTICLE 4.   FURTHER ASSURANCES

                Each Grantor hereby covenants and agrees, at its own cost and expense, to execute, acknowledge, deliver and/or cause to be duly filed all such further agreements, instruments and other documents (including favorable legal opinions in connection with any Transaction), and take all such further actions, that the Administrative Agent may from time to time reasonably request to preserve, protect and perfect (including as a result of any revisions to Article 9 of the UCC in any jurisdiction or the effectiveness thereof or any other change in applicable law) the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Supplemental Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. In addition, to the extent permitted by applicable law, each Grantor hereby irrevocably authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral owned or held by it or on its behalf without the signature of such Grantor and agrees that a photographic or other reproduction of this Supplemental Security Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions. Each Grantor hereby further irrevocably authorizes the Administrative Agent to file a Record or Records, including financing statements, in all jurisdictions and with all filing offices that the Administrative Agent may determine, in its sole and absolute discretion, are necessary, advisable or prudent to perfect the Security Interest granted by it and agrees that such financing statements may describe the Collateral owned or held by it or on its behalf in the same manner as described herein or may contain an indication or description of collateral that describes such Collateral in any other manner that the Administrative Agent may determine, in its sole and absolute discretion, is necessary, advisable or prudent to perfect the Security Interest granted by such Grantor, including describing such property as "all assets" or "all personal property."

ARTICLE 5. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT

                Each Grantor hereby appoints the Administrative Agent as its true and lawful agent and attorney-in-fact for the purpose of carrying out the provisions of this Supplemental Security Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, and without limiting the generality of the foregoing, the Administrative Agent shall have the right, with power of substitution for such Grantor and in such Grantor's name or otherwise, for the use and benefit of the Administrative Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default and at such other time or times permitted by the Loan Documents, (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral owned or held by it or on its behalf or any part thereof; (ii) to demand, collect, receive payment of, give receipt for, and give discharges and releases of, any of such Collateral; (iii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on any of the Collateral owned or held by it or on its behalf or to enforce any rights in respect of any of such Collateral; (iv) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any of such Collateral; (v) to notify, or to require such Grantor to notify, obligors to make payment directly to the Administrative Agent, and (vi) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such Collateral, and to do all other acts and things necessary to carry out the purposes of this Supplemental Security Agreement, as fully and completely as though the Administrative Agent were the absolute owner of such Collateral for all purposes; PROVIDED, however, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to any of the Collateral or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Administrative Agent or any other Secured Party with respect to any of the Collateral shall give rise to any defense, counterclaim or offset in favor of such Grantor or to any claim or action against the Administrative Agent or any other Secured Party. The provisions of this Article shall in no event relieve any Grantor of any of its obligations hereunder or under the other Loan Documents with respect to any of the Collateral or impose any obligation on the Administrative Agent or any other Secured Party to proceed in any particular manner with respect to any of the Collateral, or in any way limit the exercise by the Administrative Agent or any other Secured Party of any other or further right that it may have on the date of this Supplemental Security Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise. Any sale pursuant to the provisions of this paragraph shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC as in effect in the State of New York or its equivalent in other jurisdictions (or any successor provision).

ARTICLE 6.   REMEDIES UPON DEFAULT

    Section 6.1 REMEDIES GENERALLY

                (a) GENERAL RIGHTS. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral owned or held by it or on its behalf to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right, with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral owned or held by it or on its behalf and without liability for trespass to enter any premises where such Collateral may be located for the purpose of taking possession of or removing such Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of any of the Collateral owned or held by or on behalf of such Grantor, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be irrevocably authorized at any such sale of such Collateral constituting securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the applicable Grantor, and such Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                (b) SALE OF COLLATERAL. The Administrative Agent shall give each Grantor ten days' written notice (which such Grantor agrees is reasonable notice within the meaning of Sections 9-611 and 9-612 of the UCC as in effect in the State of New York or its equivalent in other jurisdictions (or any successor provisions)), of the Administrative Agent's intention to make any sale of any of the Collateral owned or held by or on behalf of such Grantor. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which such Collateral will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of any of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of such Grantor (all said rights being also hereby waived and released to the extent permitted by law), any of the Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from such Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, (i) a written agreement to purchase any of the Collateral shall be treated as a sale thereof,
(ii) the Administrative Agent shall be free to carry out such sale pursuant to such agreement, and (iii) no Grantor shall be entitled to the return of any of the Collateral subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose upon any of the Collateral and to sell any of the Collateral pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Article shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC as in effect in the State of New York or its equivalent in other jurisdictions (or any successor provisions). Without limiting the generality of the foregoing, each Grantor agrees as follows: (A) if the proceeds of any sale of the Collateral owned or held by it or on its behalf pursuant to this Article are insufficient to pay all the Obligations, it shall be liable for the resulting deficiency and the fees, charges and disbursements of any counsel employed by the Administrative Agent or any other Secured Party to collect such deficiency, (B) it hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any such Collateral may have been sold at any private sale pursuant to this Article was less than the price that might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree, (C) there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensible in damages, and therefore agrees that its agreements in this Section may be specifically enforced, (D) the Administrative Agent may sell any such Collateral without giving any warranties as to such Collateral, and the Administrative Agent may specifically disclaim any warranties of title or the like, and (E) the Administrative Agent shall have no obligation to marshall any such Collateral.

    Section 6.2  APPLICATION OF PROCEEDS OF SALE

                The Administrative Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash (except as otherwise provided in Section 6.11 of the Credit Agreement, Section 3.7(b)(v)), as follows:

                         FIRST, to the payment of all reasonable costs and expenses incurred by the Administrative Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Supplemental Security Agreement, any other Loan Document or any of the Obligations, including all out-of-pocket court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                         SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                         THIRD, to the applicable Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have sole and absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Supplemental Security Agreement. Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

    Section 6.3  INVESTMENT RELATED PROPERTY

                In view of the position of each Grantor in relation to the Investment Related Property, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "FEDERAL SECURITIES LAWS") with respect to any disposition of the Investment Related Property permitted hereunder. Each Grantor understands that compliance with the Federal securities laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Investment Related Property, and might also limit the extent to which or the manner in which any subsequent transferee of any Investment Related Property could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Investment Related Property under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Investment Related Property, limit the purchasers to those who will agree, among other things, to acquire such Investment Related Property for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Investment Related Property, or any part thereof, shall have been filed under the Federal securities laws and (ii) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Investment Related Property at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells any such Investment Related Property.

    Section 6.4  REGISTRATION, ETC.

                Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Administrative Agent desires to sell any of the Investment Related Property owned or held by or on behalf of such Grantor at a public sale, it will, at any time and from time to time, upon the written request of the Administrative Agent, use its best efforts to take or to cause, where applicable, the issuer of such Investment Related Property to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Investment Related Property. Each Grantor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses of legal counsel), and claims (including the costs of investigation) that they may incur, insofar as such loss, liability, expense or claim, as applicable, relates to such Grantor or any of its property, and arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Investment Related Property, as applicable, by the Administrative Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause, where applicable, the issuer of such Investment Related Property to qualify, file or register, any of the Investment Related Property owned or held by or on behalf of such Grantor under the Blue Sky or other securities laws of such states as may be requested by the Administrative Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

ARTICLE 7. REIMBURSEMENT OF ADMINISTRATIVE AGENT

                Each Grantor agrees, jointly with the other Grantors and severally, to pay to the Administrative Agent the amount of any and all reasonable out-of-pocket expenses, including the fees, other charges and disbursements of counsel and of any experts or agents, that the Administrative Agent may incur in connection with (i) the administration of this Supplemental Security Agreement relating to such Grantor or any of its property, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of such Grantor, (iii) the exercise, enforcement or protection of any of the rights of the Administrative Agent hereunder relating to such Grantor or any of its property, or (iv) the failure by such Grantor to perform or observe any of the provisions hereof. Without limitation of its indemnification obligations under the other Loan Documents, each of the Grantors agrees, jointly with the other Grantors and severally, to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related out-of-pocket expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (a) the execution or delivery by such Grantor of this Supplemental Security Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, or the performance by such Grantor of its obligations under the Loan Documents and the other transactions contemplated thereby or (b) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Supplemental Security Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Supplemental Security Agreement or any other Loan Document or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section shall be payable within ten days of written demand therefor and shall bear interest at the rate specified in Section 3.1 of the Credit Agreement.

ARTICLE 8.   WAIVERS; AMENDMENT

        No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Supplemental Security Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances. Neither this Supplemental Security Agreement nor any provision hereof may be waived, amended, supplemented or otherwise modified, or any departure therefrom consented to, except pursuant to an agreement or agreements in writing entered into by, between or among the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment, other modification or consent is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

ARTICLE 9.   SECURITY INTEREST ABSOLUTE

                All rights of the Administrative Agent hereunder, the Security Interest and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations, or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other waiver, amendment, supplement or other modification of, or any consent to any departure from, the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (iii) any exchange, release or non-perfection of any Lien on any other collateral, or any release or waiver, amendment, supplement or other modification of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or in respect of this Supplemental Security Agreement or any other Loan Document.

ARTICLE 10. TERMINATION; RELEASE

                This Supplemental Security Agreement and the Security Interest shall terminate when all the Obligations have been finally and indefeasibly paid in full in cash, the Credit Parties have no further commitment to lend or otherwise extend credit under the Credit Agreement. Upon (i) any sale, transfer or other disposition permitted by the Loan Documents (other than any sale, transfer or other disposition of any Collateral that would, immediately after giving effect thereto, continue to be Collateral but for the release of the security interest therein pursuant to this clause) or (ii) the effectiveness of any written consent to the release of the Security Interest in any Collateral pursuant to Section 10.2 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released. In connection with any termination or release pursuant to this Section, the Administrative Agent shall execute and deliver to the applicable Grantor, at its own cost and expense, all UCC termination statements and similar documents that such Grantor may reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Article shall be without recourse to or warranty by the Administrative Agent or any other Secured Party.

ARTICLE 11. ADDITIONAL GRANTORS

                Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of a Supplement, such Subsidiary or subsidiary, as applicable, shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein (each an "ADDITIONAL GRANTOR"). The execution and delivery of any Supplement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder and each other Loan Party and other party (other than a Credit Party) under the Loan Documents shall remain in full force and effect notwithstanding the addition of any Additional Grantor as a party to this Supplemental Security Agreement.

ARTICLE 12. NOTICES

                All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to the Administrative Agent or the Borrower shall be given to it at its address for notices set forth in such Section, and all communications and notices hereunder to any other Grantor shall be given to it at its address for notices set forth on Schedule I hereto or to the applicable Supplement, with, in the case of any Grantor other than the Borrower, a copy to the Borrower.

ARTICLE 13. BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS

                Whenever in this Supplemental Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Grantor that are contained in this Supplemental Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Supplemental Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the

Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that no Grantor shall have the right to assign its rights or obligations hereunder or any interest herein or in any of the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Supplemental Security Agreement or the other Loan Documents. This Supplemental Security Agreement shall be construed as a separate agreement with respect to each of the Grantors and may be amended, supplemented, waived or otherwise modified or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

ARTICLE 14. SURVIVAL OF AGREEMENT; SEVERABILITY

                All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Supplemental Security Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the execution and delivery of any Loan Document and the making of any Loan, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Supplemental Security Agreement shall terminate. In the event any one or more of the provisions contained in this Supplemental Security Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

ARTICLE 15. GOVERNING LAW

        THIS SUPPLEMENTAL SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ARTICLE 16. COUNTERPARTS

        This Supplemental Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Article 13), and shall become effective as provided in Article 13. Delivery of an executed counterpart of this Supplemental Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplemental Security Agreement.

ARTICLE 17. HEADINGS

        Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Supplemental Security Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Supplemental Security Agreement.

ARTICLE 18. JURISDICTION; VENUE; CONSENT TO SERVICE OF PROCESS

                Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Supplemental Security Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Supplemental Security Agreement shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Supplemental Security Agreement or the other Loan Documents against such Grantor or any of its property in the courts of any jurisdiction. Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Supplemental Security Agreement or the other Loan Documents in any foregoing court referred to in this Article. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party hereto irrevocably consents to service of process in the manner provided for notices in Article 12. Nothing in this Supplemental Security Agreement will affect the right of any party hereto to serve process in any other manner permitted by law.

ARTICLE 19. WAIVER OF JURY TRIAL

                EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL SECURITY AGREEMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUPPLEMENTAL SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS ARTICLE.

                               PENTON MEDIA, INC.
                         SUPPLEMENTAL SECURITY AGREEMENT
                         -------------------------------

                IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Security Agreement as of the day and year first above written.

                                     PENTON MEDIA, INC.

                                     By:
                                         ----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------

                                     EACH OF THE SUBSIDIARIES LISTED ON
                                     SCHEDULE I HERETO

                                     AS TO EACH OF THE FOREGOING

                                     By:
                                         ----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


THE BANK OF NEW YORK, as
Administrative Agent

By:
    -----------------------------
Name:
      ---------------------------
Title:
       ---------------------------

                                   SCHEDULE I
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                 LIST OF SUBSIDIARIES AND ADDRESSES FOR NOTICES
                 ----------------------------------------------

                                  Subsidiaries
                                  ------------

I.   Subsidiaries of the Borrower:
     ----------------------------

                              Addresses for Notices
                              ---------------------

===============================================================================
           Grantor                                          Address
           -------                                          -------
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===============================================================================

                               SCHEDULE 3.1(a)(i)
                       TO SUPPLEMENTAL SECURITY AGREEMENT

       LIST OF CHIEF EXECUTIVE OFFICES, JURISDICTIONS OF ORGANIZATION AND
                     FEDERAL EMPLOYER IDENTIFICATION NUMBERS
                     ---------------------------------------


==================================================================================================================
                                                           Jurisdiction of Organization        Federal Employer
      Grantor                Chief Executive Office                        ------------        Identification No.
      -------                ----------------------                                            ------------------
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==================================================================================================================



                               SCHEDULE 3.1(a)(ii)
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                          LIST OF LEGAL AND OTHER NAMES
                          -----------------------------

==================================================================================================================
Grantor                Full Legal Name             Trade or Fictitious Business Name            Period of Use
-------                ---------------             ---------------------------------            -------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
==================================================================================================================

                               SCHEDULE 3.1(a)(v)
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                             LIST OF FILING OFFICES
                             ----------------------

                     [PROVIDE INFORMATION FOR EACH GRANTOR]

                                  SCHEDULE 3.2
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                       LIST OF INVESTMENT RELATED PROPERTY
                       -----------------------------------

                                Deposit Accounts
                                ----------------

===============================================================================
                 Depository Institution
Grantor                     -----------     Account Number       Account Name
-------                                     --------------       ------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
===============================================================================



                               Securities Accounts
                               -------------------

===============================================================================
                        Securities
Grantor                Intermediary         Account Number        Account Name
-------                ------------         --------------        ------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
===============================================================================

                                    EXHIBIT A
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                               FORM OF SUPPLEMENT
                               ------------------

        SUPPLEMENT NO. __, dated as of           , to the SUPPLEMENTAL SECURITY
AGREEMENT, dated as of March 8, 2002, among PENTON MEDIA, INC, a Delaware corporation (the "BORROWER"), the subsidiaries of the Borrower party thereto, and THE BANK OF NEW YORK, as administrative agent under the Credit Agreement referred to in the next paragraph (as amended, supplemented or otherwise modified from time to time, the "SUPPLEMENTAL SECURITY AGREEMENT").

        Reference is made to the Amended and Restated Credit Agreement, dated as of March 8, 2002, among the Borrower, the Lenders party thereto, Bank of America, N.A., as Syndication Agent, Bank One, NA (formerly known as The First National Bank of Chicago), as Documentation Agent, Fleet National Bank, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms (and the term "subsidiary") used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Supplemental Security Agreement.

        The Grantors have entered into the Supplemental Security Agreement in order to induce the Credit Parties to enter into the Credit Agreement. Article 11 of the Supplemental Security Agreement provides that additional Subsidiaries may become Grantors under the Supplemental Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "NEW GRANTOR") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Supplemental Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

        Accordingly, the Administrative Agent and the New Grantor hereby agree as follows:

         Section 1. In accordance with Article 11 of the Supplemental Security Agreement, the New Grantor by its signature below becomes a Grantor under the Supplemental Security Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Supplemental Security Agreement applicable to it as a Grantor thereunder. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Administrative Agent (and its successors and assigns), for the benefit of the Secured Parties (and their successors and assigns), a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Supplemental Security Agreement) owned or held by or on behalf of the New Grantor. Each reference to a "Grantor" in the Supplemental Security Agreement shall be deemed to include the New Grantor. The Supplemental Security Agreement is hereby incorporated herein by reference.

         Section 2. The New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that (i) this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) set forth on the Schedules attached hereto are true and complete schedules of all of the information that would have been required to have been delivered by or on behalf of the New Grantor pursuant to the Supplemental Security Agreement and the Schedules thereto if the New Grantor had been originally named in the Supplemental Security Agreement, and (iii) the representations and warranties made by it as a Grantor under the Supplemental Security Agreement are true and correct on and as of the date hereof based upon the applicable information referred to in clause (ii) of this Section.

         Section 3. This Supplement may be executed in counterparts (and by each party hereto on a different counterpart), each of which shall constitute an original, but both of which, when taken together, shall constitute but one contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Administrative Agent. Delivery of an executed counterpart of this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

         Section 4. Except as expressly supplemented hereby, the Supplemental Security Agreement shall remain in full force and effect.

         Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 6. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Supplemental Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 7. All communications and notices hereunder shall be in writing and given as provided in Article 12 of the Supplemental Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth in the applicable Schedule hereto, with a copy to the Borrower.

         Section 8. The New Grantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                 SUPPLEMENT NO.
                                 --------------
                     TO THE SUPPLEMENTAL SECURITY AGREEMENT
                     --------------------------------------

                IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement No. __ to the Supplemental Security Agreement as of the day and year first above written.

                                     [NAME OF NEW GRANTOR]

                                     By:
                                         ---------------------------------
                                     Name:
                                           -------------------------------
                                     Title:
                                            ------------------------------


THE BANK OF NEW YORK, as
Administrative Agent

By:
    ---------------------------
Name:
      -------------------------
Title:
       ------------------------

                     [ATTACH SCHEDULES CORRESPONDING TO THE
                SCHEDULES TO THE SUPPLEMENTAL SECURITY AGREEMENT]

                                    EXHIBIT B
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                    FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT
                    -----------------------------------------

        DEPOSIT ACCOUNT CONTROL AGREEMENT, dated as of                  (as
amended, supplemented or otherwise modified from time to time, this "DEPOSIT
ACCOUNT CONTROL AGREEMENT"), among          (the "DEPOSITOR"),           , in
its capacity (in such capacity, the "DEPOSITORY INSTITUTION") as a "bank" within the meaning of Section 9-102 of Article 9 of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York, and THE BANK OF NEW YORK, as agent for the benefit of certain secured parties (the "AGENT").

                                    RECITALS
                                    --------

        A. Pursuant to the terms and conditions of one or more security agreements (as the same may from time to time be amended, restated or otherwise modified, the "SECURITY AGREEMENT"), the Depositor granted to certain secured parties represented herein by the Agent a security interest in and lien upon, among other things, all of the Depositor's right title and interest in and to the Deposit Account (as defined below) and all funds and other property from time to time held therein or credited thereto (collectively, the "COLLATERAL").

         B. The Depositor, the Agent and the Depository Institution are entering into this Deposit Account Control Agreement to perfect the above-mentioned security interest in the Collateral.

        Section 1.      NOTICE AND ACKNOWLEDGMENT OF SECURITY INTEREST

                The Depositor and the Agent hereby notify the Depository Institution of, and the Depository Institution hereby acknowledges, the security interest granted by the Depositor to the secured parties represented herein by the Agent in all of the Depositor's right, title and interest in and to the Collateral.

        Section 2.      ESTABLISHMENT OF DEPOSIT ACCOUNT

                The Depository Institution hereby confirms and agrees that:

                         (a) The Depository Institution has established
account number         in the name of            (such account and any
successor account, the "DEPOSIT ACCOUNT"), and the Depository Institution shall not close or change the name or account number of the Depository Account without the prior written consent of the Agent.

                         (b) The Depositor irrevocably directs the Depository
Institution, and the Depository Institution agrees, to make all notations in the Depository Institution's records pertaining to the Deposit Account that are necessary or appropriate to reflect the security interest of the secured parties represented herein by the Agent in the Collateral and to designate the Deposit Account as "____________" Collateral Account for The Bank of New York, as Agent".

                         (c)     All cash and other funds delivered to the
Depository Institution pursuant to the Security Agreement will be promptly credited to the Deposit Account.

                         (d)     The Deposit Account is a "deposit account"
within the meaning of Section 9-102(a)(29) of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York.

         Section 3. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITORY INSTITUTION

                The Depository Institution hereby makes the following representations, warranties and covenants:

                         (a)     The Deposit Account has been established as
set forth in Section 2 above, and such Deposit Account will be maintained in the manner set forth herein until termination of this Deposit Account Control Agreement.

                         (b)     This Deposit Account Control Agreement is the
valid and legally binding obligation of the Depository Institution.

                         (c)     On the date of this Deposit Account Control
Agreement and, except as provided in Section 7 hereof, the Depository Institution does not know of any claim to or interest in the Collateral or the Deposit Account, other than the interests of the Depositor and the Agent (for the benefit of certain secured parties), and has not identified in its records any other person as a customer, secured party or similar designation with respect to the Collateral or the Deposit Account.

         Section 4. CONTROL OF THE DEPOSIT ACCOUNT

                         (a)     Subject to the provisions of this Deposit
Account Control Agreement, the Deposit Account shall be under the "control" (within the meaning of Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York) of the Agent and the Agent shall have the sole right to make or permit withdrawals from the Deposit Account and to exercise all rights with respect thereto from time to time as set forth in this Deposit Account Control Agreement.

                         (b)     The  Depositor irrevocably authorizes and
directs the Depository Institution, and the Depository Institution agrees, to comply with any instructions given by the Agent and received by the Depository Institution in writing from the Agent, without further notice to, or consent from, the Depositor, at any time, by delivering a notice to the Depository Institution in substantially the form set forth in Exhibit A hereto (a "NOTICE OF EXCLUSIVE CONTROL").

                         (c)     Prior to the date on which a Notice of
Exclusive Control is received by the Depository Institution from the Agent, the Agent agrees that the Depository Institution may accept instructions with respect to the Collateral originated by the Depositor.

                         (d)     Upon receipt by the Depository Institution of a
Notice of Exclusive Control from the Agent:

                                 (i)      the Depositor directs the Depository
Institution, and the Depository Institution agrees, to take all instructions with respect to the Collateral solely from or originated by the Agent; and

                                 (ii)     the Depository Institution shall cease
to accept any and all instructions with respect to the Collateral from the Depositor or any other person (other than the Agent) and shall accept all such instructions only from the Agent.

        Section 5.      MAINTENANCE OF DEPOSIT ACCOUNT

                In addition to, and not in lieu of, the obligation of the Depository Institution to honor instructions as agreed in Section 4 hereof, the Depository Institution agrees to maintain the Deposit Account as follows:

                         (a)      PERMITTED INVESTMENTS.  Until such time as the
Depository Institution receives a Notice of Exclusive Control signed by the Agent, the Depositor shall direct the Depository Institution with respect to the selection of investments, if any, to be made for the Deposit Account.

                         (b)      STATEMENTS AND CONFIRMATIONS. The Depository
Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account and/or any funds credited thereto simultaneously to each of the Depositor and the Agent at the address for each set forth in Section 9 hereof.

                         (c)      TAX REPORTING.  All items of interest, if any,
recognized in the Deposit Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Depositor.

         Section 6. OTHER AGREEMENTS

                         (a)      Except as otherwise provided in Section 7
hereof, the Depositor and the Depository Institution agree not to enter into any agreement with any other person (except for the secured parties represented herein by the Agent) relating to any of the Collateral pursuant to which such person is identified in the records of the Depository Institution as a person having a an interest or claim against the Depository Institution with respect to any of the Collateral.

                         (b)     Except as otherwise provided in Section 7
hereof, the Depository Institution will not advance any credit secured by any of the Collateral, directly or indirectly, to the Depositor.

                         (c)     All charges, fees and expenses of the
Depository Institution incurred in connection with the performance of its duties hereunder and the maintenance and operation of the

Deposit Account shall be for the account of the Depositor and the Agent shall not be responsible or liable therefor.

         Section 7. SUBORDINATION OF LIEN; WAIVER OF SET-OFF

                To the extent that the Depository Institution has or may have in the future any security interest in or lien on any of the Collateral, the Depository Institution subordinates such security interest and lien to the security interest of the secured parties represented herein by the Agent, except that the Depository Institution may retain its lien on the Collateral to secure
(a) advances made by the Depository Institution in connection with the advance posting of any dividends, interest and other distributions, the crediting of any checks that are subsequently returned unpaid because of uncollected or insufficient funds and other advances made by the Depositor as part of its cash management services, all in the ordinary course of business, and (b) normal fees for the Deposit Account. Except as provided in the preceding sentence, the Depository Institution waives any lien, security interest, right of set-off or deduction or banker's lien which it may have in or on the Collateral.

         Section 8. LIMITATION OF LIABILITY; INDEMNIFICATION

                         (a)      The Depository Institution shall not be liable
for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder or for its decisions in the absence of gross negligence or willful misconduct on its part. In no event shall the Depository Institution be liable for (i) acting in accordance with instructions from the Depositor or, after the delivery of a Notice of Exclusive Control, the Agent,
(ii) special, consequential or punitive damages, (iii) losses due to forces beyond the control of the Depository Institution, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, or (iv) the acts of omissions of its agents so long as the selection of such agents was not grossly negligent or an act of willful misconduct.

                         (b)      The Depositor hereby agrees to indemnify and
hold harmless the Depository Institution against any claims, liabilities, expenses or losses in any way arising out of or related to this Deposit Account Control Agreement (including reasonable attorneys' fees and disbursements), except to the extent that the claims, liabilities, expenses or losses are caused by the gross negligence or willful misconduct of the Depository Institution. The provisions of this Section shall survive the termination of this Deposit Account Control Agreement.

         Section 9. NOTICES

                Any notice, request or other communication required or permitted to be given under this Deposit Account Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the following address (any party may change its address in the manner set forth in this Section):

                         (a)     if to the Depositor, to it at _______________,
Attention of ______________ (Telephone No. (___)___ -____; Telecopy No. (___)___ -____);

                         (b)     if to the Depository Institution, to it at
_____________, Attention of:_____________ (Telephone No. (___)___ -____;
Facsimile No. (___)___ -____); and

                         (c)      if to the Agent, to it at One Wall Street, New
York, New York 10286, Attention of: Renee Dudley, Agency Function Administration (Telephone No. (212) 635-4975; Facsimile No. (212) 635-6365 or 6366 or 6367),
with a copy to The Bank of New York, at One Wall Street, New York, New York 10286, Attention of: Kristen Talaber (Telephone No. (212) 635-8692; Telecopy No.
(212) 635-8593).

         Section 10. TERMINATION

                This Deposit Account Control Agreement shall remain in effect until the earlier of (a) receipt by the Depository Institution of written notice from the Agent in substantially the form of the Exhibit hereto (a "NOTICE OF TERMINATION") or (b) delivery by the Depository Institution of all of the Collateral to the Agent by crediting such Collateral to an account in the name of the Agent, or as otherwise agreed to in writing by the Agent and the Depository Institution. The rights and powers granted to the Agent in this Deposit Account Control Agreement are powers coupled with an interest and will not be affected by the insolvency or bankruptcy of the Depositor nor by the lapse of time.

         Section 11. CHOICE OF LAW

                This Deposit Account Control Agreement and the Deposit Account shall be governed by, and construed in accordance with, the laws of the State of New York. Regardless of any other provision in any other agreement, for purposes of the Uniform Commercial Code, the State of New York shall be deemed to be the Depository Institution's jurisdiction (within the meaning of Section 9-304 of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York), and the Deposit Account shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Law as in effect from time to time (including any successor thereto)).

         Section 12. COUNTERPARTS

                This Deposit Account Control Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of this Deposit Account Control Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Deposit Account Control Agreement.

         Section 13. WAIVER OF JURY TRIAL

                EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEPOSIT ACCOUNT CONTROL AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS DEPOSIT ACCOUNT CONTROL AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 14. MISCELLANEOUS

                         (a)     This Deposit Account Control Agreement does
not create any obligation or duty of the Depository Institution other than those expressly set forth herein.

                         (b)     No amendment, supplement or other modification
of this Deposit Account Control Agreement, or any waiver of any right hereunder, shall be binding on any party to this Deposit Account Control Agreement, unless it is in writing and signed by each of the parties to this Deposit Account Control Agreement.

                         (c) Section headings have been inserted in this
Deposit Account Control Agreement for convenience only and shall not affect the construction of, or be taken into consideration in interpreting, this Deposit Account Control Agreement.

                         (d) In the event any one or more of the provisions
contained in this Deposit Account Control Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                         (e) The provisions hereof shall be binding upon and
inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby.

                         (f) This Deposit Account Control Agreement and the
exhibits hereto constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Deposit Account Control Agreement as of the date first above mentioned.

                                         ________________________, as Depositor

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------

                                         ________________________, as Depository
                                         Institution

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------



                                         THE BANK OF NEW YORK, as Agent

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------

                                    EXHIBIT A
                      TO DEPOSIT ACCOUNT CONTROL AGREEMENT

                      [LETTERHEAD OF THE BANK OF NEW YORK]

                                                 [DATE]

[NAME AND ADDRESS OF DEPOSITORY INSTITUTION]

               Re: Notice of Exclusive Control
                   ---------------------------

Ladies/Gentlemen:

             Reference is made to the Deposit Account Control Agreement (as amended, supplemented or otherwise modified from time to time, the "DEPOSIT ACCOUNT CONTROL AGREEMENT"), dated as of ____________________, among ______________ (the "DEPOSITOR"), _____________ (the "DEPOSITORY INSTITUTION" or "YOU"), and The Bank of New York, as agent (the "AGENT"). Capitalized terms used herein and not defined herein, shall have the meanings assigned to such terms in the Deposit Account Control Agreement.

        We hereby give you notice of our exclusive control over the Deposit Account and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

        You are instructed to deliver a copy of this notice by facsimile transmission to the Depositor.

                                          Very truly yours,

                                          THE BANK OF NEW YORK, as Agent

                                          By:
                                              -------------------------------
                                          Name:
                                                -----------------------------
                                          Title:
                                                 ----------------------------

                                    EXHIBIT B
                      TO DEPOSIT ACCOUNT CONTROL AGREEMENT

                      [LETTERHEAD OF THE BANK OF NEW YORK]

                                                  [DATE]

[NAME AND ADDRESS OF DEPOSITORY INSTITUTION]

               Re: Termination of Deposit Account Control Agreement
                   ------------------------------------------------

Ladies/Gentlemen:

         Reference is made to the Deposit Account Control Agreement (as amended, supplemented or otherwise modified from time to time, the "DEPOSIT ACCOUNT CONTROL AGREEMENT"), dated as of ________________, among _____________(the
"DEPOSITOR"),___________ (the "DEPOSITORY INSTITUTION" or "YOU"), and The Bank of New York, as agent (the "AGENT"). Capitalized terms used herein and not defined herein, shall have the meanings assigned to such terms in the Deposit Account Control Agreement.

        You are hereby notified that the Deposit Account Control Agreement is terminated and you have no further obligations to the undersigned thereunder. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Collateral from the Depositor. This notice terminates any obligations you may have to the undersigned with respect to the Collateral; however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Depositor pursuant to any other agreement.

         You are instructed to deliver a copy of this notice by facsimile transmission to the Depositor.

                                     Very truly yours,

                                     THE BANK OF NEW YORK, as Agent

                                     By:
                                         -------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                            ----------------------------

                                    EXHIBIT C
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT
                  --------------------------------------------

         SECURITIES ACCOUNT CONTROL AGREEMENT, dated as of _______________ (as amended, supplemented or otherwise modified from time to time, this "SECURITIES ACCOUNT CONTROL AGREEMENT"), among ___________ (the "GRANTOR"), _____________, in its capacity (in such capacity, the "SECURITIES INTERMEDIARY") as a "securities intermediary" within the meaning of Section 8-102 of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York, and THE BANK OF NEW YORK, as agent for the benefit of certain secured parties (the "AGENT").

                                    RECITALS
                                    --------

        A. Pursuant to the terms and conditions of one or more security agreements (as the same may from time to time be amended, restated or otherwise modified, the "SECURITY AGREEMENT"), the Grantor granted to certain secured parties represented herein by the Agent a security interest in and lien upon, among other things, the Securities Account (as defined below) and all funds and other property from time to time held in or credited to the Securities Account, including, without limitation, all investment property and other financial assets, all security entitlements with respect thereto, all cash balances and all proceeds of each of the foregoing, whether now or hereafter existing or arising (collectively, the "COLLATERAL").

        B. The Grantor, the Agent and the Securities Intermediary are entering into this Securities Account Control Agreement to perfect the above-mentioned security interest in the Collateral.

         Section 1. DEFINITIONS

                As used herein, the terms "ENTITLEMENT HOLDER" "ENTITLEMENT ORDER", "FINANCIAL ASSET", "INVESTMENT PROPERTY", "PROCEEDS", "SECURITIES ACCOUNT" "SECURITY" and "SECURITY ENTITLEMENT" shall have the meanings set forth in Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York.

         Section 2. NOTICE AND ACKNOWLEDGMENT OF SECURITY INTEREST

                The Grantor and the Agent hereby notify the Securities Intermediary of, and the Securities Intermediary hereby acknowledges, the security interest granted by the Grantor to the secured parties represented herein by the Agent in all of the Grantor's right, title and interest in and to the Collateral.

         Section 3. ESTABLISHMENT OF SECURITIES ACCOUNT

                The Securities Intermediary hereby confirms and agrees that:

                         (a)     The Securities Intermediary has established
account number _____________ in the name of ____________ (such account and any successor account, the "SECURITIES ACCOUNT"), and the Securities Intermediary shall not close or change the name or account number of the Securities Account without the prior written consent of the Agent.

                         (b)     The Grantor irrevocably directs the Securities
Intermediary, and the Securities Intermediary agrees, to make all notations in the Securities Intermediary's records pertaining to the Securities Account that are necessary or appropriate to reflect the security interest of the secured parties represented herein by the Agent in the Collateral and to designate the Securities Account as _________________ Collateral Account for The Bank of New York, as Agent".

                         (c)      All securities or other property underlying
any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor, except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

                         (d) All property delivered to the Securities
Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account.

                         (e) The Securities Account is a "securities account"
within the meaning of Section 8-501 of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York.

         Section 4. REPRESENTATIONS AND WARRANTIES OF THE SECURITIES
INTERMEDIARY

                The Securities Intermediary hereby makes the following representations, warranties and covenants:

                         (a) The Securities Account has been established as set
forth in Section 3 above, and such Securities Account will be maintained in the manner set forth herein until termination of this Securities Account Control Agreement.

                         (b) This Securities Account Control Agreement is the
valid and legally binding obligation of the Securities Intermediary.

                         (c) On the date of this Securities Account Control
Agreement and, except as provided in Section 9 hereof, the Securities Intermediary does not know of any claim to or interest in the Collateral or the Securities Account, other than the interests of the Grantor and the Agent (for the benefit of certain secured parties), and has not identified in its records any other person as an entitlement holder with respect to the Collateral or the Securities Account.

         Section 5. FINANCIAL ASSET ELECTION

                The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a "financial asset" within the meaning of
Section 8-102(a)(9) of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York.

         Section 6. CONTROL OF THE SECURITIES ACCOUNT

                         (a)     Subject to the provisions of this Securities
Account Control Agreement, the Securities Account shall be under the "control" (with the meaning of Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York) of the Agent and the Agent shall have the sole right to make or permit withdrawals from the Securities Account and to exercise all rights with respect thereto from time to time as set forth in this Securities Account Control Agreement.

                         (b)     The Grantor irrevocably authorizes and directs
the Securities Intermediary, and the Securities Intermediary agrees, to comply with any instructions, including, without limitation, entitlement orders, originated by the Agent and received by the Securities Intermediary in writing from the Agent, without further notice to, or consent from, the Grantor, at any time by delivering a notice to the Securities Intermediary in substantially the form set forth in Exhibit A hereto (a "NOTICE OF EXCLUSIVE CONTROL").

                         (c)     Prior to the date on which a Notice of
Exclusive Control is received by the Securities Intermediary from the Agent, the Agent agrees that:

                                 (i) the Grantor may direct the Securities
Intermediary with respect to the voting of any financial assets held in or credited to the Securities Account; and

                                 (ii) the Securities Intermediary may accept
instructions with respect to the Collateral, including, without limitation, entitlement orders, originated by the Grantor.

                         (d)     Upon receipt by the Securities Intermediary of
a Notice of Exclusive Control from the Agent:

                                 (i)      the Grantor directs the Securities
Intermediary, and the Securities Intermediary agrees, to take all instructions with respect to the Collateral solely from or originated by the Agent; and

                                 (ii)     the Securities Intermediary shall
cease to accept any and all instructions with respect to the Collateral, including, without limitation, entitlement orders from the

Grantor or any other person (other than the Agent) and shall accept all such instructions only from the Agent.

         Section 7. MAINTENANCE OF SECURITIES ACCOUNT

                In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 6 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

                         (a)     PERMITTED INVESTMENTS. Until such time as the
Securities Intermediary receives a Notice of Exclusive Control signed by the Agent, the Grantor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account.

                         (b)     STATEMENTS AND CONFIRMATIONS. The Securities
Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Grantor and the Agent at the address for each set forth in Section 11 hereof.

                         (c)     TAX REPORTING.  All items of income, gain,
expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.

         Section 8. OTHER AGREEMENTS

                         (a)     Except as otherwise provided in Section 9
hereof, the Grantor and the Securities Intermediary agree not to enter into any agreement with any other person (except for the secured parties represented herein by the Agent) relating to any of the Collateral pursuant to which such person is identified in the records of the Securities Intermediary as a person having a security entitlement against the Securities Intermediary with respect to any of the Collateral.

                         (b)     Except as otherwise provided in Section 8
hereof, the Securities Intermediary will not advance any credit secured by any of the Collateral, directly or indirectly, to the Grantor.

                         (c)     All charges, fees and expenses of the
Securities Intermediary incurred in connection with the performance of its duties hereunder and the maintenance and operation of the Securities Account shall be for the account of the Grantor and the Agent shall not be responsible or liable therefor.

         Section 9. SUBORDINATION OF LIEN; WAIVER OF SET-OFF

                To the extent that the Securities Intermediary has or may have in the future any security interest in or lien on any of the Collateral, the Securities Intermediary subordinates such security interest and lien to the security interest of the secured parties represented herein by the Agent, except that the Securities Intermediary may retain its lien on the Collateral to secure
(a) advances made by the

Securities Intermediary in connection with the advance posting of dividends, interest and other distributions, the crediting of any checks that are subsequently returned unpaid because of uncollected or insufficient funds and other advances made by the Grantor as part of its cash management services, all in the ordinary course of business, (b) advances made in connection with the settlement of securities transactions and (c) normal commissions and fees for the Securities Account. Except as provided in the preceding sentence, the Securities Intermediary waives any lien, security interest, right of set-off or deduction or banker's lien which it may have in or on the Collateral.

         Section 10. LIMITATION OF LIABILITY; INDEMNIFICATION

                         (a)      The Securities Intermediary shall not be
liable for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder or for its investment decisions in the absence of gross negligence or willful misconduct on its part. In no event shall the Securities Intermediary be liable for (i) acting in accordance with instructions from the Grantor or, after the delivery of a Notice of Exclusive Control, the Agent, (ii) special, consequential or punitive damages, (iii) losses due to forces beyond the control of the Securities Intermediary or any subcustodian, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, the insolvency of any subcustodian or depository, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, or (iv) the acts of omissions of its agents or subcustodians so long as the selection of such agents or subcustodians was not grossly negligent or an act of willful misconduct.

                         (b)     The Grantor hereby agrees to indemnify and hold
harmless the Securities Intermediary against any claims, liabilities, expenses or losses in any way arising out of or related to this Securities Account Control Agreement (including reasonable attorneys' fees and disbursements), except to the extent that the claims, liabilities, expenses or losses are caused by the gross negligence or willful misconduct of the Securities Intermediary. The provisions of this Section shall survive the termination of this Securities Account Control Agreement.

         Section 11. NOTICES

                Any notice, request or other communication required or permitted to be given under this Deposit Account Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the following address (any party may change its address in the manner set forth in this Section):

                         (a)     if to the Grantor, to it at ________________,
Attention of _____________ (Telephone No. (___)___ -____; Telecopy No. (___)___ -____);

                         (b)     if to the Securities Intermediary, to it
at _______________, Attention of: ___________ (Telephone No. (___)___ -____;
Facsimile No. (___)___ -____); and

                         (c)      if to the Agent, to it at One Wall Street, New
York, New York 10286, Attention of: Renee Dudley, Agency Function Administration (Telephone No. (212) 635-4975; Facsimile No. (212) 635-6365 or 6366 or 6367),
with a copy to The Bank of New York, at One Wall Street, New York, New York 10286, Attention of: Kristen Talaber (Telephone No. (212) 635-8692; Telecopy No.
(212) 635-8593).

         Section 12. TERMINATION

                This Securities Account Control Agreement shall remain in effect until the earlier of (a) receipt by the Securities Intermediary of written notice from the Agent in substantially the form of Exhibit B hereto (a "NOTICE OF TERMINATION"), or (b) delivery by the Securities Intermediary of all of the Collateral to the Agent by crediting such Collateral to an account in the name of the Agent, or as otherwise agreed to in writing by the Agent and the Securities Intermediary. The rights and powers granted to the Agent in this Securities Account Control Agreement are powers coupled with an interest and will not be affected by the insolvency or bankruptcy of the Grantor nor by the lapse of time.

         Section 13. CHOICE OF LAW

                This Securities Account Control Agreement and the Securities Account shall be governed by, and construed in accordance with, the laws of the State of New York. Regardless of any other provision in any other agreement, for purposes of the Uniform Commercial Code, the State of New York shall be deemed to be the Securities Intermediary's jurisdiction (within the meaning of Section 8-110 of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York), and the Securities Account (as well as the security entitlements related thereto) shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Law as in effect from time to time (including any successor thereto)).

         Section 14. COUNTERPARTS

                This Securities Account Control Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of this Securities Account Control Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Securities Account Control Agreement.

         Section 15. WAIVER OF JURY TRIAL

                EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITIES ACCOUNT CONTROL AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF

ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITIES ACCOUNT CONTROL AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 16. MISCELLANEOUS

                         (a)     This Securities Account Control Agreement does
not create any obligation or duty of the Securities Intermediary other than those expressly set forth herein.

                         (b)     No amendment, supplement or modification of
this Securities Account Control Agreement, or any waiver of any right hereunder, shall be binding on any party to this Securities Account Control Agreement unless it is in writing and signed by each of the parties to this Securities Account Control Agreement.

                         (c)     Section headings have been inserted in this
Securities Account Control Agreement for convenience only and shall not affect the construction of, or be taken into consideration in interpreting, this Securities Account Control Agreement.

                         (d)     In the event any one or more of the provisions
contained in this Securities Account Control Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                         (e)     The provisions hereof shall be binding upon and
inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby.

                         (f)      This Securities Account Control Agreement and
the exhibits hereto constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                               PENTON MEDIA, INC.
                      SECURITIES ACCOUNT CONTROL AGREEMENT
                      ------------------------------------

        IN WITNESS WHEREOF, the parties hereto have executed this Securities Account Securities Account Control Agreement as of the date first above mentioned.

                            ____________________________, as Grantor

                            By:
                                ------------------------------------
                            Name:
                                  ----------------------------------
                            Title:
                                   ---------------------------------

                            _____________________, as Securities Intermediary

                            By:
                                ------------------------------------
                            Name:
                                  ----------------------------------
                            Title:
                                   ---------------------------------

                            ____________________________, as Agent

                            By:
                                ------------------------------------
                            Name:
                                  ----------------------------------
                            Title:
                                   ---------------------------------

                                    EXHIBIT A

                     TO SECURITIES ACCOUNT CONTROL AGREEMENT

                      [LETTERHEAD OF THE BANK OF NEW YORK]

                                                  [DATE]

[NAME AND ADDRESS OF SECURITIES INTERMEDIARY]

               Re: Notice of Exclusive Control
                   ---------------------------

Ladies/Gentlemen:

        Reference is made to the Securities Account Control Agreement (as amended, supplemented or otherwise modified from time to time, the "SECURITIES ACCOUNT CONTROL AGREEMENT"), dated as of _____________, among __________ (the "GRANTOR"), ____________(the "SECURITIES INTERMEDIARY" or "YOU"), and The Bank of New York, as agent (the "AGENT"). Capitalized terms used herein and not defined herein, shall have the meanings assigned to such terms in the Securities Account Control Agreement.

        We hereby give you notice of our exclusive control over the Securities Account and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

        You are instructed to deliver a copy of this notice by facsimile transmission to the Grantor.

                                     Very truly yours,

                                     THE BANK OF NEW YORK, as Agent

                                     By:
                                         ------------------------------------
                                     Name:
                                           ----------------------------------
                                     Title:
                                            ---------------------------------

                                    EXHIBIT B

                     TO SECURITIES ACCOUNT CONTROL AGREEMENT

                      [LETTERHEAD OF THE BANK OF NEW YORK]

                                                  [DATE]

[NAME AND ADDRESS OF SECURITIES INTERMEDIARY]

               Re: Notice of Termination of Securities Account Control Agreement
                   -------------------------------------------------------------

Ladies/Gentlemen:

        Reference is made to the Securities Account Control Agreement (as amended, supplemented or otherwise modified from time to time, the "SECURITIES ACCOUNT CONTROL AGREEMENT"), dated as of _______________, ________________ among (the "GRANTOR"), _______________(the "SECURITIES INTERMEDIARY" or "YOU"), and The Bank of New York, as agent (the "AGENT"). Capitalized terms used herein and not defined herein, shall have the meanings assigned to such terms in the Securities Account Control Agreement.

        You are hereby notified that the Securities Account Control Agreement is terminated and you have no further obligations to the undersigned thereunder. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Collateral from the Grantor. This notice terminates any obligations you may have to the undersigned with respect to the Collateral, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Grantor pursuant to any other agreement.

        You are instructed to deliver a copy of this notice by facsimile transmission to the Grantor. Very truly yours,

                                     THE BANK OF NEW YORK, as Agent

                                     By:
                                         ------------------------------------
                                     Name:
                                           ----------------------------------
                                     Title:
                                            ---------------------------------

                          PENTON MEDIA, INC. EXHIBIT E
                          ----------------------------

                         FORM OF COMPLIANCE CERTIFICATE

        I, ___________, do hereby certify that I am the ______________ of Penton Media, Inc. (the "BORROWER"), and that, as such, I am duly authorized to execute and deliver this Compliance Certificate on the Borrower's behalf pursuant to
Section 6.1(e) of the Amended and Restated Credit Agreement, dated as of March 8, 2002, by and among the Borrower, the Lenders party thereto, Bank of America, N.A., as Syndication Agent, Bank One, NA and Fleet National Bank, as Co-Documentation Agents, and The Bank of New York as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

        I hereby certify that:

        1. There exists no violation of any covenant or agreement contained in any Loan Document, and no condition or event has occurred which would constitute a Default or Event of Default [, EXCEPT AS FOLLOWS(1)]

        2. Attached are true and correct calculations (in form and substance satisfactory to the Administrative Agent) showing compliance with Sections 7.13, 7.14, 7.15, 7.16 and 7.17 of the Credit Agreement.

        3. Attached is a list of the Subsidiary Guarantors as of the date hereof.

        4. All financial statements delivered herewith have been prepared in accordance with GAAP. There have been no material changes in the application of GAAP since the date of the audited financial statements referred to in Section
4.4 of the Credit Agreement [, EXCEPT AS FOLLOWS:(2)]

        5. Attached are analyses of top publications and trade shows of the Borrower and the Subsidiaries, setting forth (to the extent available) in each case in comparative form the figures for the corresponding period or periods of the previous fiscal year, including information regarding revenue, EBITDA, exhibitors, attendees, square footage, re-sign rates, cancellations and ad pages.


__________________________
(1) Specify all such violations, conditions and events, the nature and status thereof and any action taken or proposed to be taken with respect thereto.
(2) Specify all such changes, and the effect of each such change on the financial statements accompanying this Compliance Certificate.

        IN WITNESS WHEREOF, I have executed this Compliance Certificate on this day of , 2002.


                                                _______________________________

                          PENTON MEDIA, INC. EXHIBIT F

                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------

        Reference is made to the Amended and Restated Credit Agreement, dated as of March 8, 2002, among Penton Media, Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A., as Syndication Agent, Bank One, NA and Fleet National Bank, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings.

        I hereby certify that as of ___________, ______, the Borrowing Base was $_________. Attached hereto is a schedule setting forth a detailed calculation of the such Borrowing Base.

        IN WITNESS WHEREOF, I have executed this Borrowing Base Certificate on this ___ day of ____, ____.


                                                ____________________________

                         COMPUTATION OF BORROWING AMOUNT

BALANCE OF RECEIVABLES FROM LAST BORROWING BASE
       CERTIFICATE                                            $___________

        (a)     PLUS new billings                             $___________

        (b)     MINUS returns and credit memos                $___________

        (c)     PLUS debit adjustments                        $___________

        (d)     MINUS credit adjustments                      $___________

        (e)     MINUS collections                             $___________

        (f)     MINUS discounts                               $___________

RECEIVABLES

1.      Outstanding balance of those Receivables of any Loan
        Party that have been earned by performance arising out
        of sales of merchandise, goods or services (including
        advertising, publication subscriptions and trade shows)
        in the ordinary course of business established by such
        Loan Party, which constitute good and valid accounts
        representing undisputed bona fide indebtedness
        incurred by an Account Debtor for a fixed sum as set
        forth in the invoice relating thereto, which are and at all times shall continue to be acceptable to the
        Administrative Agent in all respects in accordance with
        its reasonable credit judgment, which are not in dispute,
        and that constitute Collateral in which the Secured
        Parties have a fully perfected first priority Lien (other
        than as a result of the failure to comply with the federal
        Assignment of Claims Act or similar laws with respect
         to Receivables, the Account Debtor on which is a
         Governmental Authority                                     $___________

2.       Ineligible items:

         (a)     in the case of a Receivable arising from such
                 Loan Party's publishing business, such
                 Receivable is more than (i) 120 days past due
                 according to the original terms of sale, or (ii)
                 120 days past the original invoice date thereof    $___________

         (b)     Receivables or any related Account Debtor
                 with respect to which any representation or
                 warranty contained in any Loan Document is
                 not true and correct                               $___________

         (c)     Receivables with respect to which any Account
                 Debtor has disputed liability or made any claim, but solely to the extent of such dispute or claim $___________

         (d)     Receivables with respect to which any Account
                 Debtor has: (i) filed a petition for bankruptcy
                 or any other relief under the bankruptcy code
                 or any other law relating to bankruptcy,
                 insolvency, reorganization or relief of debtors;
                 (ii) made an assignment for the benefit of
                 creditors; (iii) had filed against it any petition or
                 other application for relief under the bankruptcy
                 code or any such other law; (iv) failed,
                 suspended business operations, become
                 insolvent, or called a meeting of its creditors for
                 the purpose of obtaining any financial
                 concession or accommodation; or (v) had or
                 suffered a receiver or a trustee to be appointed
                 for all or a significant portion of its assets or
                 affairs                                            $___________

         (e)     Receivables with respect to which the Account
                 Debtor is located outside the United States        $___________

         (f)     Receivables with respect to which the sale to
                 such Account Debtor on such Receivable is on
          a bill-on-hold, guaranteed sale, sale-and-return,
          sale-on-approval or consignment basis                    $___________

(g)       Receivables subject to a Lien in favor of any
          Person other than the Administrative Agent for
          the benefit of the Secured Parties (other than a
          Permitted Lien which is subordinate to Liens
          granted  to  the  Administrative  Agent  for  the
          benefit of the Secured Parties)                          $___________

(h)       Receivables subject to any deduction, offset,
          counterclaim, full or partial refund, return
          privilege or other conditions, other than volume
          sales discounts given in the ordinary course of
          such Loan Party's business, but only to the
          extent of such potential deduction, offset,
          counterclaim, refund, return privilege or other
          conditions                                               $___________

(i)       Receivables with respect to which the Account Debtor
          is located in New Jersey or Minnesota, unless such
          Loan Party (i) has received a certificate of authority
          to do business and is in good standing in such state,
          or (ii) has filed a Notice of Business Activities Report
          with the appropriate office or agency of such state for
          the current year                                         $___________

(j)       Receivables with respect to which the Account
          Debtor is an officer, employee or Affiliate of
          any Loan Party                                           $___________

(k)       Receivables denominated in a currency other
          than Dollars                                             $___________

(l)       Receivables not evidenced by an invoice or
          other writing in form acceptable to the
          Administrative Agent, in its sole discretion             $___________

(m) Except with respect to Receivables arising out of publication subscriptions and trade shows, Receivables with respect to which any Loan

                   Party, in order to be entitled to collect
                   such Receivable, is required to perform any
                   additional service for, or perform or incur
                   any additional obligation to, the Person to
                   whom or to which it was made                    $___________


           (n)     Receivables  placed  with  a  third  party
                   for collection or determined by the
                   applicable Loan Party to be uncollectable       $___________


           (o)     the total Receivables of such Account Debtor
                   to the Loan Parties (taken as a whole)
                   represent more than 10% of the Eligible
                   Receivables of the Loan Parties (taken as a
                   whole), but only to the extent of the excess
                   over 10% of the Eligible Receivables            $___________

3.         Total of Items 2(a) through 2(o)                        $___________

4.         ELIGIBLE RECEIVABLES
           (Item 1 less Item 3)                                    $___________

5.         BORROWING BASE
           (80% of Item 4)                                         $___________

6.         AGGREGATE SUM OF THE REVOLVING COMMITMENTS              $___________

7.         AVAILABLE REVOLVING AMOUNT
           (The lesser of Item 6 and Item 5)                       $___________

8.         REVOLVING CREDIT EXPOSURE OF ALL LENDERS                $___________

9.         AVAILABILITY TO BORROW
           (Item 7 - Item 8)                                       $___________

                                PENTON SCHEDULE B
                                -----------------
                                 EXISTING LOANS
                                 --------------

      OUTSTANDING REVOLVING LOANS             $0.00

      LETTERS OF CREDIT                 $150,000.00

      TERM LOANS(1):


      LENDER                 TERM LOAN A               TERM LOAN B                 TOTAL
--------------------        --------------            -------------            --------------

THE BANK OF NEW YORK        $10,408,033.00            $9,586,549.54            $19,994,582.54

BANK OF AMERICA, N.A.       $11,592,553.00            $7,132,653.80            $18,725,206.80

BANK ONE, NA                $11,592,553.00                --                   $11,592,553.00

FLEET NATIONAL BANK         $17,963,720.00            $4,613,321.31            $22,577,041.31

ALLFIRST BANK                $6,696,516.00            $3,926,230.49            $10,622,746.49

BANK OF MONTREAL             $5,022,387.00            $2,944,673.10             $7,967,060.10

CREDIT AGRICOLE
INDOSUEZ                     $5,022,387.00            $2,944,673.10             $7,967,060.10

DRESDNER BANK AG,
NEW YORK AND GRAND
CAYMAN BRANCHES             $10,095,313.00                --                   $10,095,313.00

THE HUNTINGTON

--------------------------
(1) Prior to giving effect to the Prepayments to be made on the Restatement
    Date.


         LENDER                 TERM LOAN A            TERM LOAN B               TOTAL
----------------------        ---------------       ----------------      -----------------
NATIONAL BANK                  $3,348,258.00          $1,963,114.79          $5,311,372.79

NATIONAL BANK OF
CANADA                         $4,295,877.00                --               $4,295,877.00

NATIONAL CITY BANK             $7,868,406.00          $4,613,321.32         $12,481,727.32

BNP PARIBAS                    $7,868,406.00          $4,613,321.32         $12,481,727.32

CITIZENS BANK OF
MASSACHUSSETS                  $5,022,387.00          $2,944,673.10          $7,967,060.10

SUNTRUST BANK, INC.            $5,369,847.00                --               $5,369,847.00

VAN KAMPEN SENIOR
INCOME TRUST                       --                 $7,614,157.18          $7,614,157.18

VAN KAMPEN  CLO I
LIMITED                            --                 $3,935,438.36          $3,935,438.36

VAN KAMPEN SENIOR
FLOATING RATE FUND                 --                 $2,143,408.39          $2,143,408.39

VAN KAMPEN CLO II
LIMITED                            --                 $1,788,835.64          $1,788,835.64

VAN KAMPEN PRIME
RATE INCOME TRUST                  --                 $5,000,000.00          $5,000,000.00

KEY CORPORATE
CAPITAL, INC.                  $1,674,129.00            $981,557.39          $2,655,686.39
                             ---------------         --------------        ---------------
              TOTALS         $113,840,772.00         $66,745,928.83        $180,586,700.83

                      AMENDMENT NO. 1 TO SECURITY AGREEMENT
                      -------------------------------------

        AMENDMENT NO. 1 (this "AMENDMENT"), dated as of March 8, 2002, to the Security Agreement (as the same may be further amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), dated as of September 1, 1999, among PENTON MEDIA, INC. (the "BORROWER"), the Subsidiaries of the Borrower party thereto and THE BANK OF NEW YORK, as Administrative Agent.

                                    RECITALS
                                    --------

        I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Security Agreement.

        II. The Borrower has requested that the Administrative Agent and the Required Lenders agree to amend the Security Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent and the Required Lenders are willing so to agree.

        Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Section 1(b) of the Security Agreement is hereby amended by inserting the following defined terms therein in appropriate alphabetical order:

                "CASH MANAGEMENT SERVICES" means treasury, depository and other cash management services and/or automated clearing house transfers of funds.

                "DESIGNATED CASH MANAGER" means, during the period beginning on the fifth Business Day following the date upon which the Administrative Agent and the Lenders receive a Notice of Designation (the "INITIAL NOTICE") and ending on the fourth Business Day following the date upon which the Administrative Agent and the Lenders receive a subsequent Notice of Designation, the Lender (and its Affiliates) designated as such in the Initial Notice; PROVIDED that KeyBank, National Association (and its Affiliates) shall be deemed to be the Designated Cash Manager until the fourth Business Day following the date, if any, upon which the Administrative Agent and the Lenders receive a Notice of Designation designating another Lender as the Designated Cash Manager.

                "LEISUREHUB" means, Leisurehub.com Ltd., a company organized under the laws of England.

                "PENTON MEDIA FRANCE" means, Penton Media France SAS, a company organized under the laws of France.

                "NOTICE OF DESIGNATION" means any written notice delivered by the Borrower to the Administrative Agent and the Lenders that expressly designates one of the Lenders as the Designated Cash Manager.

        2. The defined term "Obligations" contained in Section 1 of the Security Agreement is hereby amended by (i) replacing the word "and" appearing immediately prior to clause (c) of such definition with a comma, and (ii) inserting the following immediately prior to the period appearing at the end of such definition:

        ", and (d) except to the extent otherwise agreed upon in writing by a Lender, all obligations of the Borrower, monetary or otherwise, in respect of any overdrafts and/or other liabilities for Cash Management Services rendered to the Borrower by such Lender at the time such Lender was the Designated Cash Manager ("CASH MANAGEMENT OBLIGATIONS"), PROVIDED that (i) Cash Management Obligations in excess of $2,000,000 outstanding at any one time ("EXCESS CASH MANAGEMENT OBLIGATIONS") shall conclusively be deemed not to be "Obligations", and (ii) in determining which such Cash Management Obligations, if any, constitute Excess Cash Management Obligations, priority shall be given to Cash Management Obligations that are first in time (E.G., such that the Cash Management Obligations that were later in time shall be deemed to be Excess Cash Management Obligations).

        3. The defined term "Secured Parties" contained in Section 1 of the Security Agreement is hereby amended by (i) replacing the phrase "and (d)" appearing on the last line of such definition with the phrase "and (e)", and
(ii) inserting the following new clause (d) immediately after clause (c) of such definition:

           ", (d) at any time, each Lender (and its Affiliates) holding Cash Management Obligations that do not constitute Excess Cash Management Obligations,"

        4. The following term contained in Section 1 of the Security Agreement is hereby amended and restated in its entirety as follows:

        "PLEDGED EQUITY" means, with respect to any Grantor, all right, title and interest of such Grantor in any Equity Interests (other than the Equity Interests of ComMunic, Leisurehub (provided that Leisurehub is dissolved by no later than July 15, 2002) and Penton Media France), whether now or hereafter acquired or arising in the future, PROVIDED that "Pledged Equity" shall not include any outstanding capital stock of a "controlled foreign corporation" as defined in the Code in excess of 65% of the voting power of all classes of capital stock of such corporation entitled to vote.

        5. On and as of the date hereof, each Loan Party hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, except as otherwise expressly provided in the Loan Documents, and (c) represents and warrants that no Event of Default has occurred and is continuing, and each of the representations and warranties made by it in the Loan Documents is true and correct with the same effect as though such representation and warranty had been made on such date, except representations and warranties made only as of a specific date, which such Loan Party reaffirms were true and correct as of such date.

        6. In all other respects the Security Agreement shall remain in full force and effect and no amendment in respect of any term or condition of the Security Agreement contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

        7. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

        8. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                            [SIGNATURE PAGES FOLLOW]

                     AMENDMENT NO. 1 TO SECURITY AGREEMENT
                               PENTON MEDIA, INC.

         AS EVIDENCE of its agreement to the terms and conditions herein contained, each of the undersigned has caused this Amendment to be executed on its behalf.

                                        PENTON MEDIA, INC.


                                        By: /s/Joseph G. NeCastro
                                           ------------------------------
                                        Name: Joseph G. NeCastro
                                             ----------------------------
                                        Title: Chief Financial Officer
                                              ---------------------------



CONSENTED AND AGREED TO:

DONOHUE MEEHAN PUBLISHING COMPANY
INTERNET WORLD MEDIA, INC.
ONE, INC.
BOARDWATCH, INCORPORATED
PENTON INTERNET, INC.
STARDUST.COM
STREAMING MEDIA, INC.
DUKE INVESTMENTS, INC.
DUKE COMMUNICATIONS INTERNATIONAL, INC.
PTS DELAWARE, INC.
TECH CONFERENCES, INCORPORATED
HEALTHWELL.COM, INC.



AS TO EACH OF THE FOREGOING:


By: /s/Joseph G. NeCastro
   ------------------------------
Name: Joseph G. NeCastro
     ----------------------------
Title: CFO/Treasurer
      ---------------------------

                     AMENDMENT NO. 1 TO SECURITY AGREEMENT
                               PENTON MEDIA, INC.

                                        THE BANK OF NEW YORK, individually and
                                        as Administrative Agent



                                        By: /s/Kristen E. Talaber
                                           ------------------------------
                                        Name: Kristen E. Talaber
                                             ----------------------------
                                        Title: Vice President
                                              ---------------------------

                         SUPPLEMENTAL SECURITY AGREEMENT

                                      AMONG

                               PENTON MEDIA, INC.,

                     EACH OF THE OTHER GRANTORS PARTY HERETO

                                       AND

                  THE BANK OF NEW YORK, AS ADMINISTRATIVE AGENT

                          ----------------------------

                            DATED AS OF MARCH 8, 2002

                                TABLE OF CONTENTS
                                -----------------

                                                                          Page
                                                                          ----

ARTICLE 1. DEFINITIONS; GRANT OF SECURITY .................................1

   Section 1.1 GENERAL DEFINITIONS ........................................1
   Section 1.2 OTHER DEFINITIONS; INTERPRETATION ..........................3
   Section 1.3 GRANT OF SECURITY ..........................................3

ARTICLE 2.  SECURITY FOR OBLIGATIONS; NO ASSUMPTION OF LIABILITY ..........4

   Section 2.1 SECURITY FOR OBLIGATIONS ...................................4
   Section 2.2 NO ASSUMPTION OF LIABILITY .................................4

ARTICLE 3. REPRESENTATIONS AND WARRANTIES AND COVENANTS ...................4

   Section 3.1 GENERALLY ..................................................4
   Section 3.2 INVESTMENT RELATED PROPERTY ................................8

ARTICLE 4. FURTHER ASSURANCES ............................................10

ARTICLE 5.  ADMINISTRATIVE  AGENT APPOINTED ATTORNEY-IN-FACT .............11

ARTICLE 6. REMEDIES UPON DEFAULT .........................................12

   Section 6.1 REMEDIES GENERALLY ........................................12
   Section 6.2 APPLICATION OF PROCEEDS OF SALE ...........................14
   Section 6.3 INVESTMENT RELATED PROPERTY ...............................15
   Section 6.4 REGISTRATION, ETC. ........................................15

ARTICLE 7. REIMBURSEMENT OF ADMINISTRATIVE AGENT .........................16

ARTICLE 8. WAIVERS; AMENDMENT ............................................17

ARTICLE 9. SECURITY INTEREST ABSOLUTE ....................................17

ARTICLE 10. TERMINATION; RELEASE .........................................18

ARTICLE 11. ADDITIONAL GRANTORS ..........................................18

ARTICLE 12. NOTICES ......................................................18

ARTICLE 13. BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS ...............18

ARTICLE 14. SURVIVAL OF AGREEMENT; SEVERABILITY ..........................19

ARTICLE 15. GOVERNING LAW ................................................19

ARTICLE 16. COUNTERPARTS .................................................19

ARTICLE 17. HEADINGS .....................................................20

ARTICLE 18. JURISDICTION; VENUE; CONSENT TO SERVICE OF PROCESS ...........20

ARTICLE 19. WAIVER OF JURY TRIAL .........................................20

SCHEDULES:
----------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Schedule I                List of Subsidiaries and Addresses for Notices
------------------------------------------------------------------------------
Schedule 3.1(a)(i)        List of Chief Executive Offices, Jurisdictions of
                          Organization and
                          Federal Employer Identification Numbers
------------------------------------------------------------------------------
Schedule 3.1(a)(ii)       List of Legal and Other Names
------------------------------------------------------------------------------
Schedule 3.1(a)(v)        List of Filing Offices
------------------------------------------------------------------------------
Schedule 3.4              List of Investment Related Property
------------------------------------------------------------------------------

EXHIBITS:
---------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Exhibit A                 Form of Supplement
------------------------------------------------------------------------------
Exhibit B                 Form of Deposit Account Control Agreement
------------------------------------------------------------------------------
Exhibit C                 Form of Securities Account Control Agreement
------------------------------------------------------------------------------



                                      (ii)

        SUPPLEMENTAL SECURITY AGREEMENT, dated as of March 8, 2002, among PENTON MEDIA, INC., a Delaware corporation (the "BORROWER"), each of the subsidiaries of the Borrower listed on Schedule I (each such subsidiary, individually, a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS"; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the "GRANTORS"), and THE BANK OF NEW YORK, as administrative agent under the Credit Agreement referred to in the next paragraph.

        Reference is made to the Amended and Restated Credit Agreement, dated as of March 8, 2002, among Penton Media, Inc., a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A., as Syndication Agent, Bank One, NA and Fleet National Bank, as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with the same meanings.

        Reference is also made to the Security Agreement, dated as of September 1, 1999, among the Borrower, the Subsidiary Guarantors party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "EXISTING SECURITY AGREEMENT").

        The Lenders have made, and have agreed to make, Loans to, and the Issuing Bank has issued, and has agreed to issue, Letters of Credit for the account of, the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of each Loan Party under the Loan Documents. The obligations of the Lenders to make Loans and the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Obligations.

        Accordingly, the Grantors and the Administrative Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

ARTICLE 1.   DEFINITIONS; GRANT OF SECURITY

    Section 1.1 GENERAL DEFINITIONS

                As used in this Supplemental Security Agreement, the following terms shall have the meanings specified below:

                         "ADDITIONAL GRANTOR" has the meaning assigned to such
term in Article 11.

                         "APPLICABLE DATE" means (i) in the case of any Grantor
(other than an Additional Grantor), the date hereof, and (ii) in the case of any Additional Grantor, the date of the Supplement executed and delivered by such Additional Grantor.

                         "BORROWER" has the meaning assigned to such term in
the preliminary statement of this Supplemental Security Agreement.

                         "COLLATERAL" has the meaning assigned to such term in
Section 1.3(a).

                         "COLLATERAL RECORDS" means all books, instruments,
certificates, Records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals and other documents, and all computer software, computer printouts, tapes, disks and related data processing software and similar items, in each case that at any time represent, cover or otherwise evidence, or contain information relating to, any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

                         "COLLATERAL SUPPORT" means all property (real or
personal) assigned, hypothecated or otherwise securing any of the Collateral, and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

                         "CONTROL AGREEMENTS" means each Deposit Account
Control Agreement and Securities Account Control Agreement.

                         "CREDIT AGREEMENT" has the meaning assigned to such
term in the preliminary statement of this Supplemental Security Agreement.

                         "DEPOSIT ACCOUNT CONTROL AGREEMENT" means a Deposit
Account Control Agreement, substantially in the form of Exhibit B, or such other form reasonably acceptable to the Administrative Agent pursuant to which the Administrative Agent shall have "control" (within the meaning of Article 9 of the UCC) over such applicable Deposit Account.

                         "DEPOSIT ACCOUNTS" means all "deposit accounts" as
defined in Article 9 of the UCC, including all such accounts described in
Schedule 3.2 hereto or to the applicable Supplement.

                         "GRANTOR" and "GRANTORS" have the meanings assigned to
such terms in the preliminary statement of this Supplemental Security Agreement.

                         "INVESTMENT RELATED PROPERTY" means all cash, "money"
as defined in Article 1 of the UCC, "securities" as defined in Article 8 of the UCC, Permitted Investments, certificates of deposit, Deposit Accounts, Securities Accounts and "securities entitlements" as defined in Article 8 of the UCC, in each case, regardless of whether characterized as "investment property" under the UCC.

                         "OBLIGATIONS" has the meaning assigned to such term in
the Existing Security Agreement.

                         "PROCEEDS" means (i) all "proceeds" as defined in
Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property, (iii) any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes the Collateral, and (iv) whatever is receivable or received when any of the Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                         "RECORD" means a "RECORD" as defined in Article 9 of
the UCC.

                         "SECURED PARTIES" has the meaning assigned to such
term in the Existing Security Agreement.

                         "SECURITIES ACCOUNT CONTROL AGREEMENT" means a
Securities Account Control Agreement, substantially in the form of Exhibit C, or such other form reasonably acceptable to the Administrative Agent pursuant to which the Administrative Agent shall have "control" (within the meaning of Article 9 of the UCC) over such applicable Securities Account.

                         "SECURITIES ACCOUNTS" means all "securities accounts"
as defined in Article 8 of the UCC, including all such accounts described in
Schedule 3.2 hereto or to the applicable Supplement.

                         "SECURITY INTEREST" has the meaning assigned to such
term in Section 1.3(a).

                         "SUPPLEMENT" means a supplement hereto, substantially
in the form of Exhibit A.

                         "SUPPORTING OBLIGATION" means (i) all "supporting
obligations" as defined in Article 9 of the UCC and (ii) all Guarantees and other secondary obligations supporting any of the Collateral, in each case regardless of whether characterized as a "supporting obligation" under the UCC.

                         "UCC" means the Uniform Commercial Code as in effect
from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

    Section 1.2 OTHER DEFINITIONS; INTERPRETATION

                (a) OTHER DEFINITIONS. Capitalized terms used herein and not otherwise defined herein, and the term "subsidiary" shall have the meanings assigned to such terms in the Credit Agreement.

                (b) RULES OF INTERPRETATION. The rules of interpretation specified in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall be applicable to this Supplemental Security Agreement. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

    Section 1.3 GRANT OF SECURITY

                (a) GRANT OF SECURITY INTEREST: As security for the payment or performance, as applicable, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Administrative Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, a security interest (the "SECURITY INTEREST") in all of such Grantor's right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "COLLATERAL"): (i) all Investment Related Property, (ii) to the extent not otherwise included in clause
(i) of this Section, all Collateral Records, Collateral Support and Supporting Obligations in respect of any of the foregoing, (iii) to the extent not otherwise included in clauses (i) and (ii) of this Section, the account referred to in Section 3.2(c)(ii) and all funds and other property from time to time in, or credited to, such account or any Deposit Account or Securities Account, and
(iv) to the extent not otherwise included in clauses (i) through (iii) of this Section, all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing.

                (b) REVISIONS TO UCC. For the avoidance of doubt, it is expressly understood and agreed that, to the extent the UCC is revised after the date hereof such that the definition of any of the foregoing terms included in the description or definition of the Collateral is changed, the parties hereto desire that any property which is included in such changed definitions, but which would not otherwise be included in the Security Interest on the date hereof, nevertheless be included in the Security Interest upon the effective date of such revision. Notwithstanding the immediately preceding sentence, the Security Interest is intended to apply immediately on the Applicable Date to all of the Collateral to the fullest extent permitted by applicable law, regardless of whether any particular item of the Collateral was then subject to the UCC.

ARTICLE 2.    SECURITY FOR OBLIGATIONS; NO ASSUMPTION OF LIABILITY

    Section 2.1 SECURITY FOR OBLIGATIONS

                This Supplemental Security Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 262(a) of Title 11 of the United States Code, or any similar provision of any other bankruptcy, insolvency, receivership or other similar law), of all Obligations with respect to each Grantor.

    Section 2.2 NO ASSUMPTION OF LIABILITY

                Notwithstanding anything to the contrary herein, the Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

ARTICLE 3.   REPRESENTATIONS AND WARRANTIES AND COVENANTS

    Section 3.1 GENERALLY

                (a) REPRESENTATIONS AND WARRANTIES. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that:

                (i) As of the Applicable Date, (A) such Grantor's chief executive office or its principal place of business is, and for the preceding four months has been, located at the office indicated on Schedule 3.1(a)(i) hereto or to the applicable Supplement, (B) such Grantor's jurisdiction of organization is the jurisdiction indicated on Schedule 3.1(a)(i) hereto or to the applicable Supplement, and (C) such Grantor's Federal Employer Identification Number is as set forth on Schedule 3.1(a)(i) hereto or to the applicable Supplement.

                (ii) As of the Applicable Date, (A) such Grantor's full legal name is as set forth on Schedule 3.1(a)(ii) hereto or to the applicable Supplement and (B) such Grantor has not done in the preceding five years, and does not do, business under any other name (including any trade-name or fictitious business name), except for those names set forth on Schedule 3.1(a)(ii) hereto or to the applicable Supplement.

                (iii) Such Grantor has not within the five years preceding the Applicable Date become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person (other than the Existing Security Agreement), which has not theretofore been terminated.

                (iv) Such Grantor has good and valid rights in, and title to, the Collateral with respect to which it has purported to grant the Security Interest, except for Liens expressly permitted pursuant to the Loan Documents.

                (v) All actions and consents, including all filings, notices, registrations and recordings, necessary or desirable to create, perfect or ensure the first priority (subject only to Liens expressly permitted by the Loan Documents) of the Security Interest in the Collateral owned or held by it or on its behalf or for the exercise by the Administrative Agent or any other Secured Party of any voting or other rights provided for in this Supplemental Security Agreement or the exercise of any remedies in respect of any such Collateral have been made or obtained, (A) except for the filing of UCC financing statements naming such Grantor as "debtor" and the Administrative Agent as "secured party", or the making of other appropriate filings, registrations or recordings, containing a description of such Collateral in each applicable governmental, municipal or other office specified on Schedule 3.1(a)(v) hereto or to the applicable Supplement, (B) except for any such Collateral as to which the representations and warranties in this Section 3.1(a)(v) would not be true solely by virtue of such Collateral having been used or disposed of in a manner expressly permitted hereunder or under any other Loan Document, and (C) except to the extent that such Security Interest may not be perfected by filing, registering, recording or taking any other action in the United States.

                (vi) All Collateral owned or held by it or on its behalf is owned or held by it or on its behalf free and clear of any Lien, except for Permitted Encumbrances and other Liens expressly permitted by the Loan Documents. It has not filed or consented to the filing of (A) any financing statement or analogous document under the UCC or any other applicable laws covering any such Collateral or (B) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with any foreign governmental, municipal or other office, in each case, which financing statement, analogous document, assignment or other instrument, as applicable, is still in effect, except for Liens expressly permitted by the Loan Documents and Liens under, and filings made pursuant to, the Existing Security Agreement.

                         (vii) The Security Interest in the Collateral owned or held by it or on its behalf (A) is effective to vest in the Administrative Agent, on behalf of the Secured Parties, the rights of the Administrative Agent in such Collateral as set forth herein and (B) does not violate Regulation T, U or X as of the Applicable Date.

                (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees as follows:

                         (i) It will promptly notify the Administrative Agent in writing of any change (A) in its legal name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (B) in the location of its chief executive office, principal place of business, any office in which it maintains books or records relating to any of the Collateral owned or held by it or on its behalf or, except to the extent permitted by Section 3.1(b)(vii) or Section 3.2, any office or facility at which any such Collateral is located (including the establishment of any such new office or facility), (C) in its identity or legal or organizational structure or its jurisdiction of formation, or (D) in its Federal Taxpayer Identification Number. It agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral with the priority required hereby.

                         (ii) It shall maintain, at its own cost and expense, such complete and accurate Records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting Records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as the Administrative Agent may reasonably request, promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail satisfactory to the Administrative Agent showing the identity and amount of any and all such Collateral.

                         (iii) It shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral owned or held by it or on its behalf against all Persons and to defend the Security Interest in such Collateral and the priority thereof against any Lien or other interest not expressly permitted by the Loan Documents, and in furtherance thereof, it shall not take, or permit to be taken, any action not otherwise expressly permitted by the Loan Documents that could impair the Security Interest or the priority thereof or any Secured Party's rights in or to such Collateral.

                (iv) The Administrative Agent and such Persons as the Administrative Agent may designate shall have the right, at the cost and expense of such Grantor, to inspect all of its Records (and to make extracts and copies from such Records), to discuss its affairs with its officers and independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral owned or held by or on behalf of such Grantor, including, in the case of Collateral in the possession of any third person, by contacting contract parties or other obligors thereon or any third person possessing such Collateral for the purpose of making such a verification. The Administrative Agent shall have the absolute right to share on a confidential basis any information it gains from such inspection or verification with any Secured Party.

                (v) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral owned or held by or on behalf of such Grantor, and not permitted by the Loan Documents, and may pay for the maintenance and preservation of such Collateral to the extent such Grantor fails to do so as required by the Loan Documents, and such Grantor agrees, jointly with the other Grantors and severally, to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization; PROVIDED, HOWEVER, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

                (vi) It shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral owned or held by it or on its behalf, all in accordance with the terms and conditions thereof, and it agrees, jointly with the other Grantors and severally, to indemnify and hold harmless the Administrative Agent and the other Secured Parties from and against any and all liability for such performance.

                (vii) It shall not make, or permit to be made, an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, or grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents. Except for Liens expressly permitted by the Loan Documents, it shall not make or permit to be made any transfer of such Collateral, and it shall remain at all times in possession of such Collateral, except that unless and until the Administrative Agent shall notify it that an Event of Default shall have occurred and be continuing and that, during the continuance thereof, it shall not sell, convey, lease, assign, transfer or otherwise dispose of any such Collateral (which notice may be given by telephone if promptly confirmed in writing), it may use and dispose of such Collateral in any lawful manner not inconsistent with the provisions of this Supplemental Security Agreement or any other Loan Document.

    Section 3.2 INVESTMENT RELATED PROPERTY

                (a) REPRESENTATIONS AND WARRANTIES. Each of the Grantors, jointly with the other Grantors and severally, represents and warrants to the Administrative Agent and the other Secured Parties that Schedule 3.2 hereto or to the applicable Supplement sets forth, as of the Applicable Date, all of the Deposit Accounts and Securities Accounts included in the Collateral owned or held by or on behalf of such Grantor.

                (b) REGISTRATION IN NOMINEE NAME; DENOMINATIONS. Each Grantor hereby agrees that (i) without limiting Article 5, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold any Investment Related Property in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned, where applicable, in blank or in favor of the Administrative Agent, (ii) at the Administrative Agent's request, such Grantor will promptly give to the Administrative Agent copies of any material notices or other communications received by it with respect to any Investment Related Property registered in its name, and (iii) the Administrative Agent shall at all times have the right to exchange any certificates, instruments or other documents representing or evidencing any Investment Related Property owned or held by or on behalf of such Grantor for certificates, instruments or other documents of smaller or larger denominations for any purpose consistent with this Supplemental Security Agreement.

                (c)  VOTING AND DISTRIBUTIONS.

                         (i)    Unless and until an Event of Default shall have
occurred and be continuing:

                                 (A)     Each Grantor shall be entitled to
        exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Investment Related Property, or any part thereof, for any purpose consistent with the terms of this Supplemental Security Agreement and the other Loan Documents; PROVIDED, HOWEVER, that such Grantor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Investment Related Property or the rights and remedies of any of the Secured Parties under this Supplemental Security Agreement or any other Loan Document or the ability of any of the Secured Parties to exercise the same.

                                 (B)     The Administrative Agent shall execute
        and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling it to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subsection (c)(i)(A) and to receive the cash payments it is entitled to receive pursuant to subsection (c)(i)(C).

                                 (C)     Each Grantor shall be entitled to
        receive, retain and use any and all cash dividends, interest and principal paid on the Investment Related Property owned or held by it or on its behalf to the extent and only to the extent that such cash dividends, interest and principal are not prohibited by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All non-cash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Investment Related Property, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding securities of any issuer of any Investment Related Property or received in exchange for any Investment Related Property, or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by such Grantor, shall not be commingled with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent hereunder and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsement).

                (ii) Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default:

                         (A)     All rights of each Grantor to dividends,
interest or principal that it is authorized to receive pursuant to subsection
(c)(i)(C) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal, as applicable. All dividends, interest and principal received by or on behalf of any Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this subsection (c)(ii)(A) shall be retained by the Administrative Agent in an account to be established in the name of the Administrative Agent, for the ratable benefit of the Secured Parties, upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 6.2. Subject to the provisions of this subsection (c)(ii)(A), such account shall at all times be under the sole dominion and control of the Administrative Agent, and the Administrative Agent shall at all times have the sole right to make withdrawals therefrom and to exercise all rights with respect to the funds and other property from time to time therein or credited thereto as set forth in the Loan Documents. After all Events of Default have been cured or waived, the Administrative Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to the applicable Grantor all cash dividends, interest and principal (without interest) that such Grantor would otherwise be permitted to retain pursuant to the terms of subsection (c)(i)(C) and which remain in such account.

                                 (B)     All rights of each Grantor to exercise
        the voting and consensual rights and powers it is entitled to exercise pursuant to subsection (c)(i)(A), and the obligations of the Administrative Agent under subsection (c)(i)(B), shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, PROVIDED that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit such Grantor to exercise such rights. After all Events of Default have been cured or waived, the applicable Grantor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of subsection (c)(i)(A).

                (d) CASH AND INVESTMENT PROPERTY. Each Grantor covenants and agrees that (i) with respect to each of its Deposit Accounts existing on the date hereof and set forth in Schedule 3.2 hereto, it shall deliver, or cause to be delivered, to the Administrative Agent, by no later than April 15, 2002, a duly executed Deposit Account Control Agreement with respect to each such Deposit Account (other than a Deposit Account that at all times has less than (A) $25,000 on deposit therein, and (B) when aggregated with all other Deposit Accounts that are not subject to a Deposit Account Control Agreement in favor of the Administrative Agent, $100,000 on deposit therein), (ii) it shall not at any time establish or maintain any other Deposit Account without first delivering to the Administrative Agent a duly executed Deposit Account Control Agreement with respect to such Deposit Account, (iii) with respect to each of its Securities Accounts existing on the date hereof and set forth in Schedule 3.2 hereto, it shall deliver, or cause to be delivered, to the Administrative Agent, by no later than April 15, 2002, a duly executed Securities Account Control Agreement with respect to each such Securities Account, (iv) it shall not at any time establish or maintain any other Securities Account without first delivering to the Administrative Agent a duly executed Securities Account Control Agreement with respect to such Securities Account, and (v) it shall deposit, or cause to be deposited, no less frequently than every other Business Day all of its Investment Related Property (other than Deposit Accounts and Securities Accounts) into one or more such Deposit Accounts or Securities Accounts. Prior to the delivery of a "Notice of Exclusive Control" under the applicable Control Agreement, and pursuant to the terms thereof and the other Loan Documents, each Deposit Account and/or Securities Account shall at all times be under the "control" (within the meaning of Article 9 of the UCC) of the Administrative Agent or an agent of the Administrative Agent, and no Grantor shall have access to or any right to draw upon or withdraw any cash or other funds therefrom, except for purposes not otherwise prohibited by the Loan Documents.

ARTICLE 4.   FURTHER ASSURANCES

                Each Grantor hereby covenants and agrees, at its own cost and expense, to execute, acknowledge, deliver and/or cause to be duly filed all such further agreements, instruments and other documents (including favorable legal opinions in connection with any Transaction), and take all such further actions, that the Administrative Agent may from time to time reasonably request to preserve, protect and perfect (including as a result of any revisions to Article 9 of the UCC in any jurisdiction or the effectiveness thereof or any other change in applicable law) the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Supplemental Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. In addition, to the extent permitted by applicable law, each Grantor hereby irrevocably authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral owned or held by it or on its behalf without the signature of such Grantor and agrees that a photographic or other reproduction of this Supplemental Security Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions. Each Grantor hereby further irrevocably authorizes the Administrative Agent to file a Record or Records, including financing statements, in all jurisdictions and with all filing offices that the Administrative Agent may determine, in its sole and absolute discretion, are necessary, advisable or prudent to perfect the Security Interest granted by it and agrees that such financing statements may describe the Collateral owned or held by it or on its behalf in the same manner as described herein or may contain an indication or description of collateral that describes such Collateral in any other manner that the Administrative Agent may determine, in its sole and absolute discretion, is necessary, advisable or prudent to perfect the Security Interest granted by such Grantor, including describing such property as "all assets" or "all personal property."

ARTICLE 5.    ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT

                Each Grantor hereby appoints the Administrative Agent as its true and lawful agent and attorney-in-fact for the purpose of carrying out the provisions of this Supplemental Security Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, and without limiting the generality of the foregoing, the Administrative Agent shall have the right, with power of substitution for such Grantor and in such Grantor's name or otherwise, for the use and benefit of the Administrative Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default and at such other time or times permitted by the Loan Documents, (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral owned or held by it or on its behalf or any part thereof; (ii) to demand, collect, receive payment of, give receipt for, and give discharges and releases of, any of such Collateral; (iii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on any of the Collateral owned or held by it or on its behalf or to enforce any rights in respect of any of such Collateral; (iv) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any of such Collateral; (v) to notify, or to require such Grantor to notify, obligors to make payment directly to the Administrative Agent, and (vi) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such Collateral, and to do all other acts and things necessary to carry out the purposes of this Supplemental Security Agreement, as fully and completely as though the Administrative Agent were the absolute owner of such Collateral for all purposes; PROVIDED, however, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to any of the Collateral or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Administrative Agent or any other Secured Party with respect to any of the Collateral shall give rise to any defense, counterclaim or offset in favor of such Grantor or to any claim or action against the Administrative Agent or any other Secured Party. The provisions of this Article shall in no event relieve any Grantor of any of its obligations hereunder or under the other Loan Documents with respect to any of the Collateral or impose any obligation on the Administrative Agent or any other Secured Party to proceed in any particular manner with respect to any of the Collateral, or in any way limit the exercise by the Administrative Agent or any other Secured Party of any other or further right that it may have on the date of this Supplemental Security Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise. Any sale pursuant to the provisions of this paragraph shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC as in effect in the State of New York or its equivalent in other jurisdictions (or any successor provision).

ARTICLE 6.   REMEDIES UPON DEFAULT

    Section 6.1 REMEDIES GENERALLY

                (a) GENERAL RIGHTS. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral owned or held by it or on its behalf to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right, with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral owned or held by it or on its behalf and without liability for trespass to enter any premises where such Collateral may be located for the purpose of taking possession of or removing such Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of any of the Collateral owned or held by or on behalf of such Grantor, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be irrevocably authorized at any such sale of such Collateral constituting securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the applicable Grantor, and such Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                (b) SALE OF COLLATERAL. The Administrative Agent shall give each Grantor ten days' written notice (which such Grantor agrees is reasonable notice within the meaning of Sections 9-611 and 9-612 of the UCC as in effect in the State of New York or its equivalent in other jurisdictions (or any successor provisions)), of the Administrative Agent's intention to make any sale of any of the Collateral owned or held by or on behalf of such Grantor. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which such Collateral will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of any of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of such Grantor (all said rights being also hereby waived and released to the extent permitted by law), any of the Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from such Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, (i) a written agreement to purchase any of the Collateral shall be treated as a sale thereof,
(ii) the Administrative Agent shall be free to carry out such sale pursuant to such agreement, and (iii) no Grantor shall be entitled to the return of any of the Collateral subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose upon any of the Collateral and to sell any of the Collateral pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Article shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC as in effect in the State of New York or its equivalent in other jurisdictions (or any successor provisions). Without limiting the generality of the foregoing, each Grantor agrees as follows: (A) if the proceeds of any sale of the Collateral owned or held by it or on its behalf pursuant to this Article are insufficient to pay all the Obligations, it shall be liable for the resulting deficiency and the fees, charges and disbursements of any counsel employed by the Administrative Agent or any other Secured Party to collect such deficiency, (B) it hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any such Collateral may have been sold at any private sale pursuant to this Article was less than the price that might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree, (C) there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensible in damages, and therefore agrees that its agreements in this Section may be specifically enforced, (D) the Administrative Agent may sell any such Collateral without giving any warranties as to such Collateral, and the Administrative Agent may specifically disclaim any warranties of title or the like, and (E) the Administrative Agent shall have no obligation to marshall any such Collateral.

    Section 6.2 APPLICATION OF PROCEEDS OF SALE

                The Administrative Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash (except as otherwise provided in Section 6.11 of the Credit Agreement, Section 3.7(b)(v)), as follows:

                         FIRST, to the payment of all reasonable costs and expenses incurred by the Administrative Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Supplemental Security Agreement, any other Loan Document or any of the Obligations, including all out-of-pocket court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                         SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                         THIRD, to the applicable Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have sole and absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Supplemental Security Agreement. Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

    Section 6.3 INVESTMENT RELATED PROPERTY

                In view of the position of each Grantor in relation to the Investment Related Property, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "FEDERAL SECURITIES LAWS") with respect to any disposition of the Investment Related Property permitted hereunder. Each Grantor understands that compliance with the Federal securities laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Investment Related Property, and might also limit the extent to which or the manner in which any subsequent transferee of any Investment Related Property could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Investment Related Property under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Investment Related Property, limit the purchasers to those who will agree, among other things, to acquire such Investment Related Property for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Investment Related Property, or any part thereof, shall have been filed under the Federal securities laws and (ii) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Investment Related Property at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells any such Investment Related Property.

    Section 6.4 REGISTRATION, ETC.

                Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Administrative Agent desires to sell any of the Investment Related Property owned or held by or on behalf of such Grantor at a public sale, it will, at any time and from time to time, upon the written request of the Administrative Agent, use its best efforts to take or to cause, where applicable, the issuer of such Investment Related Property to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Investment Related Property. Each Grantor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses of legal counsel), and claims (including the costs of investigation) that they may incur, insofar as such loss, liability, expense or claim, as applicable, relates to such Grantor or any of its property, and arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Investment Related Property, as applicable, by the Administrative Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause, where applicable, the issuer of such Investment Related Property to qualify, file or register, any of the Investment Related Property owned or held by or on behalf of such Grantor under the Blue Sky or other securities laws of such states as may be requested by the Administrative Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

ARTICLE 7.   REIMBURSEMENT OF ADMINISTRATIVE AGENT

                Each Grantor agrees, jointly with the other Grantors and severally, to pay to the Administrative Agent the amount of any and all reasonable out-of-pocket expenses, including the fees, other charges and disbursements of counsel and of any experts or agents, that the Administrative Agent may incur in connection with (i) the administration of this Supplemental Security Agreement relating to such Grantor or any of its property, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of such Grantor, (iii) the exercise, enforcement or protection of any of the rights of the Administrative Agent hereunder relating to such Grantor or any of its property, or (iv) the failure by such Grantor to perform or observe any of the provisions hereof. Without limitation of its indemnification obligations under the other Loan Documents, each of the Grantors agrees, jointly with the other Grantors and severally, to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related out-of-pocket expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (a) the execution or delivery by such Grantor of this Supplemental Security Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, or the performance by such Grantor of its obligations under the Loan Documents and the other transactions contemplated thereby or (b) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Supplemental Security Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Supplemental Security Agreement or any other Loan Document or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section shall be payable within ten days of written demand therefor and shall bear interest at the rate specified in Section 3.1 of the Credit Agreement.

ARTICLE 8.   WAIVERS; AMENDMENT

        No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Supplemental Security Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances. Neither this Supplemental Security Agreement nor any provision hereof may be waived, amended, supplemented or otherwise modified, or any departure therefrom consented to, except pursuant to an agreement or agreements in writing entered into by, between or among the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment, other modification or consent is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

ARTICLE 9.   SECURITY INTEREST ABSOLUTE

                All rights of the Administrative Agent hereunder, the Security Interest and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations, or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other waiver, amendment, supplement or other modification of, or any consent to any departure from, the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (iii) any exchange, release or non-perfection of any Lien on any other collateral, or any release or waiver, amendment, supplement or other modification of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or in respect of this Supplemental Security Agreement or any other Loan Document.

ARTICLE 10. TERMINATION; RELEASE

                This Supplemental Security Agreement and the Security Interest shall terminate when all the Obligations have been finally and indefeasibly paid in full in cash, the Credit Parties have no further commitment to lend or otherwise extend credit under the Credit Agreement. Upon (i) any sale, transfer or other disposition permitted by the Loan Documents (other than any sale, transfer or other disposition of any Collateral that would, immediately after giving effect thereto, continue to be Collateral but for the release of the security interest therein pursuant to this clause) or (ii) the effectiveness of any written consent to the release of the Security Interest in any Collateral pursuant to Section 10.2 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released. In connection with any termination or release pursuant to this Section, the Administrative Agent shall execute and deliver to the applicable Grantor, at its own cost and expense, all UCC termination statements and similar documents that such Grantor may reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Article shall be without recourse to or warranty by the Administrative Agent or any other Secured Party.

ARTICLE 11. ADDITIONAL GRANTORS

                Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of a Supplement, such Subsidiary or subsidiary, as applicable, shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein (each an "Additional Grantor"). The execution and delivery of any Supplement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder and each other Loan Party and other party (other than a Credit Party) under the Loan Documents shall remain in full force and effect notwithstanding the addition of any Additional Grantor as a party to this Supplemental Security Agreement.

ARTICLE 12. NOTICES

                All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to the Administrative Agent or the Borrower shall be given to it at its address for notices set forth in such Section, and all communications and notices hereunder to any other Grantor shall be given to it at its address for notices set forth on Schedule I hereto or to the applicable Supplement, with, in the case of any Grantor other than the Borrower, a copy to the Borrower.

ARTICLE 13. BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS

                Whenever in this Supplemental Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Grantor that are contained in this Supplemental Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Supplemental Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the

Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that no Grantor shall have the right to assign its rights or obligations hereunder or any interest herein or in any of the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Supplemental Security Agreement or the other Loan Documents. This Supplemental Security Agreement shall be construed as a separate agreement with respect to each of the Grantors and may be amended, supplemented, waived or otherwise modified or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

ARTICLE 14. SURVIVAL OF AGREEMENT; SEVERABILITY

                All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Supplemental Security Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the execution and delivery of any Loan Document and the making of any Loan, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Supplemental Security Agreement shall terminate. In the event any one or more of the provisions contained in this Supplemental Security Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

ARTICLE 15. GOVERNING LAW

        THIS SUPPLEMENTAL SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

ARTICLE 16. COUNTERPARTS

        This Supplemental Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Article 13), and shall become effective as provided in Article 13. Delivery of an executed counterpart of this Supplemental Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplemental Security Agreement.

ARTICLE 17. HEADINGS

        Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Supplemental Security Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Supplemental Security Agreement.

ARTICLE 18. JURISDICTION; VENUE; CONSENT TO SERVICE OF PROCESS

                Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Supplemental Security Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Supplemental Security Agreement shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Supplemental Security Agreement or the other Loan Documents against such Grantor or any of its property in the courts of any jurisdiction. Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Supplemental Security Agreement or the other Loan Documents in any foregoing court referred to in this Article. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party hereto irrevocably consents to service of process in the manner provided for notices in Article 12. Nothing in this Supplemental Security Agreement will affect the right of any party hereto to serve process in any other manner permitted by law.

ARTICLE 19. WAIVER OF JURY TRIAL

                EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL SECURITY AGREEMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SUPPLEMENTAL SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS ARTICLE.

                               PENTON MEDIA, INC.
                        SUPPLEMENTAL SECURITY AGREEMENT
                        -------------------------------


     IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Security Agreement as of the day and year first above written.




                                        PENTON MEDIA, INC.



                                        By: /s/Joseph G. NeCastro
                                           --------------------------------
                                        Name:  Joseph G. NeCastro
                                             ------------------------------
                                        Title: Chief Financial Officer
                                              -----------------------------


                                        EACH OF THE SUBSIDIARIES LISTED ON
                                        SCHEDULE 1 HERETO


                                        AS TO EACH OF THE FOREGOING


                                        By: /s/Joseph G. NeCastro
                                           --------------------------------
                                        Name:  Joseph G. NeCastro
                                             ------------------------------
                                        Title: CFO/Treasurer
                                              -----------------------------


THE BANK OF NEW YORK, as
Administrative Agent


By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                               PENTON MEDIA, INC.
                        SUPPLEMENTAL SECURITY AGREEMENT
                        -------------------------------


     IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Security Agreement as of the day and year first above written.




                                        PENTON MEDIA, INC.



                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        EACH OF THE SUBSIDIARIES LISTED ON
                                        SCHEDULE 1 HERETO


                                        AS TO EACH OF THE FOREGOING


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


THE BANK OF NEW YORK, as
Administrative Agent


By:  /s/Kristen E. Talaber
   --------------------------------
Name:   Kristen E. Talaber
     ------------------------------
Title:  Vice President
      -----------------------------

                                   SCHEDULE I
                          TO SUPPLEMENTAL SECURITY AGREEMENT

                   LIST OF SUBSIDIARIES AND ADDRESSES FOR NOTICES
                   ----------------------------------------------

                                  SUBSIDIARIES

I.   SUBSIDIARIES OF THE BORROWER:


                              ADDRESSES FOR NOTICES

              Grantor                                    Address
              -------                                    -------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               SCHEDULE 3.1(a)(i)
                       TO SUPPLEMENTAL SECURITY AGREEMENT



       LIST OF CHIEF EXECUTIVE OFFICES, JURISDICTIONS OF ORGANIZATION AND
                     FEDERAL EMPLOYER IDENTIFICATION NUMBERS
                     ---------------------------------------

                                          Jurisdiction of     Federal Employer
 Grantor        Chief Executive Office     Organization      Identification No.
 -------        ----------------------     ------------      ------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                               SCHEDULE 3.1(a)(ii)
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                          LIST OF LEGAL AND OTHER NAMES
                          -----------------------------

                                        Trade or Fictitious
 Grantor        Full Legal Name            Business Name           Period of Use
 -------        ---------------            -------------           -------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               SCHEDULE 3.1(a)(v)
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                             LIST OF FILING OFFICES
                             ----------------------



                     [PROVIDE INFORMATION FOR EACH GRANTOR]

                                  SCHEDULE 3.2
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                       LIST OF INVESTMENT RELATED PROPERTY
                       -----------------------------------

                                DEPOSIT ACCOUNTS


 Grantor       Depository Institution        Account Number         Account Name
 -------       ----------------------        --------------         ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                               SECURITIES ACCOUNTS

                    Securities
Grantor            Intermediary           Account Number          Account Name
-------            ------------           --------------          ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT A
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                               FORM OF SUPPLEMENT
                               ------------------

        SUPPLEMENT NO. __, dated as of , to the SUPPLEMENTAL SECURITY AGREEMENT, dated as of March 8, 2002, among PENTON MEDIA, INC, a Delaware corporation (the "BORROWER"), the subsidiaries of the Borrower party thereto, and THE BANK OF NEW YORK, as administrative agent under the Credit Agreement referred to in the next paragraph (as amended, supplemented or otherwise modified from time to time, the "SUPPLEMENTAL SECURITY AGREEMENT").

        Reference is made to the Amended and Restated Credit Agreement, dated as of March 8, 2002, among the Borrower, the Lenders party thereto, Bank of America, N.A., as Syndication Agent, Bank One, NA (formerly known as The First National Bank of Chicago), as Documentation Agent, Fleet National Bank, as Co-Syndication Agent, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Capitalized terms (and the term "subsidiary") used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Supplemental Security Agreement.

        The Grantors have entered into the Supplemental Security Agreement in order to induce the Credit Parties to enter into the Credit Agreement. Article 11 of the Supplemental Security Agreement provides that additional Subsidiaries may become Grantors under the Supplemental Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "NEW GRANTOR") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Supplemental Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

        Accordingly, the Administrative Agent and the New Grantor hereby agree as follows:

         Section 1. In accordance with Article 11 of the Supplemental Security Agreement, the New Grantor by its signature below becomes a Grantor under the Supplemental Security Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Supplemental Security Agreement applicable to it as a Grantor thereunder. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Administrative Agent (and its successors and assigns), for the benefit of the Secured Parties (and their successors and assigns), a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Supplemental Security Agreement) owned or held by or on behalf of the New Grantor. Each reference to a "Grantor" in the Supplemental Security Agreement shall be deemed to include the New Grantor. The Supplemental Security Agreement is hereby incorporated herein by reference.

         Section 2. The New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that (i) this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) set forth on the Schedules attached hereto are true and complete schedules of all of the information that would have been required to have been delivered by or on behalf of the New Grantor pursuant to the Supplemental Security Agreement and the Schedules thereto if the New Grantor had been originally named in the Supplemental Security Agreement, and (iii) the representations and warranties made by it as a Grantor under the Supplemental Security Agreement are true and correct on and as of the date hereof based upon the applicable information referred to in clause (ii) of this Section.

         Section 3. This Supplement may be executed in counterparts (and by each party hereto on a different counterpart), each of which shall constitute an original, but both of which, when taken together, shall constitute but one contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Administrative Agent. Delivery of an executed counterpart of this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

         Section 4. Except as expressly supplemented hereby, the Supplemental Security Agreement shall remain in full force and effect.

         Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 6. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Supplemental Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 7. All communications and notices hereunder shall be in writing and given as provided in Article 12 of the Supplemental Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth in the applicable Schedule hereto, with a copy to the Borrower.

         Section 8. The New Grantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                 SUPPLEMENT NO.
                                 --------------
                     TO THE SUPPLEMENTAL SECURITY AGREEMENT
                     --------------------------------------


                IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement No. __ to the Supplemental Security Agreement as of the day and year first above written.


                               [NAME OF NEW GRANTOR]

                               By: ______________________________
                               Name:_____________________________
                               Title:____________________________


THE BANK OF NEW YORK, as
Administrative Agent

By: ___________________________
Name:__________________________
Title:_________________________


                     [ATTACH SCHEDULES CORRESPONDING TO THE
                SCHEDULES TO THE SUPPLEMENTAL SECURITY AGREEMENT]

                                    EXHIBIT B

                          TO SUPPLEMENTAL SECURITY AGREEMENT

                   FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT
                   -----------------------------------------

         DEPOSIT ACCOUNT CONTROL AGREEMENT, dated as of ___________ (as amended, supplemented or otherwise modified from time to time, this "DEPOSIT ACCOUNT CONTROL AGREEMENT"), among ________________ (the "DEPOSITOR"), ________________, in its capacity (in such capacity, the "DEPOSITORY INSTITUTION") as a "bank" within the meaning of Section 9-102 of Article 9 of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York, and THE BANK OF NEW YORK, as agent for the benefit of certain secured parties (the "AGENT").

                                    RECITALS
                                    --------

        A. Pursuant to the terms and conditions of one or more security agreements (as the same may from time to time be amended, restated or otherwise modified, the "SECURITY AGREEMENT"), the Depositor granted to certain secured parties represented herein by the Agent a security interest in and lien upon, among other things, all of the Depositor's right title and interest in and to the Deposit Account (as defined below) and all funds and other property from time to time held therein or credited thereto (collectively, the "COLLATERAL").

         B. The Depositor, the Agent and the Depository Institution are entering into this Deposit Account Control Agreement to perfect the above-mentioned security interest in the Collateral.

          Section 1. NOTICE AND ACKNOWLEDGMENT OF SECURITY INTEREST

                The Depositor and the Agent hereby notify the Depository Institution of, and the Depository Institution hereby acknowledges, the security interest granted by the Depositor to the secured parties represented herein by the Agent in all of the Depositor's right, title and interest in and to the Collateral.

          Section 2. ESTABLISHMENT OF DEPOSIT ACCOUNT

                The Depository Institution hereby confirms and agrees that:

                    (a) The Depository Institution has established account number in the name of (such account and any successor account, the "DEPOSIT ACCOUNT"), and the Depository Institution shall not close or change the name or account number of the Depository Account without the prior written consent of the Agent.

                    (b) The Depositor irrevocably directs the Depository Institution, and the Depository Institution agrees, to make all notations in the Depository Institution's records pertaining to the Deposit Account that are necessary or appropriate to reflect the security interest of the secured parties represented herein by the Agent in the Collateral and to designate the Deposit Account as "____________________" Collateral Account for The Bank of
New York, as Agent".

                    (c) All cash and other funds delivered to the Depository Institution pursuant to the Security Agreement will be promptly credited to the Deposit Account.

                    (d) The Deposit Account is a "deposit account" within the meaning of Section 9-102(a)(29) of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York.

         Section 3. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITORY INSTITUTION

                The Depository Institution hereby makes the following representations, warranties and covenants:

                    (a) The Deposit Account has been established as set forth in
Section 2 above, and such Deposit Account will be maintained in the manner set forth herein until termination of this Deposit Account Control Agreement.

                    (b) This Deposit Account Control Agreement is the valid and legally binding obligation of the Depository Institution.

                    (c) On the date of this Deposit Account Control Agreement and, except as provided in Section 7 hereof, the Depository Institution does not know of any claim to or interest in the Collateral or the Deposit Account, other than the interests of the Depositor and the Agent (for the benefit of certain secured parties), and has not identified in its records any other person as a customer, secured party or similar designation with respect to the Collateral or the Deposit Account.

          Section 4. CONTROL OF THE DEPOSIT ACCOUNT

                    (a) Subject to the provisions of this Deposit Account Control Agreement, the Deposit Account shall be under the "control" (within the meaning of Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York) of the Agent and the Agent shall have the sole right to make or permit withdrawals from the Deposit Account and to exercise all rights with respect thereto from time to time as set forth in this Deposit Account Control Agreement.

                    (b) The Depositor irrevocably authorizes and directs the Depository Institution, and the Depository Institution agrees, to comply with any instructions given by the Agent and received by the Depository Institution in writing from the Agent, without further notice to, or consent from, the Depositor, at any time, by delivering a notice to the Depository Institution in substantially the form set forth in Exhibit A hereto (a "Notice of Exclusive Control").

                    (c) Prior to the date on which a Notice of Exclusive Control is received by the Depository Institution from the Agent, the Agent agrees that the Depository Institution may accept instructions with respect to the Collateral originated by the Depositor.

                    (d) Upon receipt by the Depository Institution of a Notice of Exclusive Control from the Agent:

                         (i) the Depositor directs the Depository Institution,
and the Depository Institution agrees, to take all instructions with respect to the Collateral solely from or originated by the Agent; and

                         (ii) the Depository Institution shall cease to accept
any and all instructions with respect to the Collateral from the Depositor or any other person (other than the Agent) and shall accept all such instructions only from the Agent.

          Section 5. MAINTENANCE OF DEPOSIT ACCOUNT

                In addition to, and not in lieu of, the obligation of the Depository Institution to honor instructions as agreed in Section 4 hereof, the Depository Institution agrees to maintain the Deposit Account as follows:

                    (a) PERMITTED INVESTMENTS. Until such time as the Depository Institution receives a Notice of Exclusive Control signed by the Agent, the Depositor shall direct the Depository Institution with respect to the selection of investments, if any, to be made for the Deposit Account.

                    (b) STATEMENTS AND CONFIRMATIONS. The Depository Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account and/or any funds credited thereto simultaneously to each of the Depositor and the Agent at the address for each set forth in Section 9 hereof.

                    (c) TAX REPORTING. All items of interest, if any, recognized in the Deposit Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Depositor.

          Section 6. OTHER AGREEMENTS

                    (a) Except as otherwise provided in Section 7 hereof, the Depositor and the Depository Institution agree not to enter into any agreement with any other person (except for the secured parties represented herein by the Agent) relating to any of the Collateral pursuant to which such person is identified in the records of the Depository Institution as a person having a an interest or claim against the Depository Institution with respect to any of the Collateral.

                    (b) Except as otherwise provided in Section 7 hereof, the Depository Institution will not advance any credit secured by any of the Collateral, directly or indirectly, to the Depositor.

                    (c) All charges, fees and expenses of the Depository Institution incurred in connection with the performance of its duties hereunder and the maintenance and operation of the

Deposit Account shall be for the account of the Depositor and the Agent shall not be responsible or liable therefor.

          Section 7. SUBORDINATION OF LIEN; WAIVER OF SET-OFF

                To the extent that the Depository Institution has or may have in the future any security interest in or lien on any of the Collateral, the Depository Institution subordinates such security interest and lien to the security interest of the secured parties represented herein by the Agent, except that the Depository Institution may retain its lien on the Collateral to secure
(a) advances made by the Depository Institution in connection with the advance posting of any dividends, interest and other distributions, the crediting of any checks that are subsequently returned unpaid because of uncollected or insufficient funds and other advances made by the Depositor as part of its cash management services, all in the ordinary course of business, and (b) normal fees for the Deposit Account. Except as provided in the preceding sentence, the Depository Institution waives any lien, security interest, right of set-off or deduction or banker's lien which it may have in or on the Collateral.

          Section 8. LIMITATION OF LIABILITY; INDEMNIFICATION

                    (a) The Depository Institution shall not be liable for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder or for its decisions in the absence of gross negligence or willful misconduct on its part. In no event shall the Depository Institution be liable for (i) acting in accordance with instructions from the Depositor or, after the delivery of a Notice of Exclusive Control, the Agent,
(ii) special, consequential or punitive damages, (iii) losses due to forces beyond the control of the Depository Institution, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, or (iv) the acts of omissions of its agents so long as the selection of such agents was not grossly negligent or an act of willful misconduct.

                    (b) The Depositor hereby agrees to indemnify and hold harmless the Depository Institution against any claims, liabilities, expenses or losses in any way arising out of or related to this Deposit Account Control Agreement (including reasonable attorneys' fees and disbursements), except to the extent that the claims, liabilities, expenses or losses are caused by the gross negligence or willful misconduct of the Depository Institution. The provisions of this Section shall survive the termination of this Deposit Account Control Agreement.

          Section 9. NOTICES

                Any notice, request or other communication required or permitted to be given under this Deposit Account Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the following address (any party may change its address in the manner set forth in this Section):

                    (a) if to the Depositor, to it at _______________________,
Attention of __________________________ (Telephone No. (___)___-_____;
Telecopy No. (___)___-____);

                    (b) if to the Depository Institution, to it at ___________________, Attention of: ____________________________ (Telephone
No. (___)___-____; Facsimile No. (___)___-____); and

                    (c) if to the Agent, to it at One Wall Street, New York, New York 10286, Attention of: Renee Dudley, Agency Function Administration (Telephone No. (212) 635-4975; Facsimile No. (212) 635-6365 or 6366 or 6367),
with a copy to The Bank of New York, at One Wall Street, New York, New York 10286, Attention of: Kristen Talaber (Telephone No. (212) 635-8692; Telecopy No.
(212) 635-8593).

          Section 10. TERMINATION

                This Deposit Account Control Agreement shall remain in effect until the earlier of (a) receipt by the Depository Institution of written notice from the Agent in substantially the form of the Exhibit hereto (a "NOTICE OF TERMINATION") or (b) delivery by the Depository Institution of all of the Collateral to the Agent by crediting such Collateral to an account in the name of the Agent, or as otherwise agreed to in writing by the Agent and the Depository Institution. The rights and powers granted to the Agent in this Deposit Account Control Agreement are powers coupled with an interest and will not be affected by the insolvency or bankruptcy of the Depositor nor by the lapse of time.

          Section 11. CHOICE OF LAW

                This Deposit Account Control Agreement and the Deposit Account shall be governed by, and construed in accordance with, the laws of the State of New York. Regardless of any other provision in any other agreement, for purposes of the Uniform Commercial Code, the State of New York shall be deemed to be the Depository Institution's jurisdiction (within the meaning of Section 9-304 of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York), and the Deposit Account shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Law as in effect from time to time (including any successor thereto)).

          Section 12. COUNTERPARTS

                This Deposit Account Control Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of this Deposit Account Control Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Deposit Account Control Agreement.

          Section 13. WAIVER OF JURY TRIAL

                EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEPOSIT ACCOUNT CONTROL AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS DEPOSIT ACCOUNT CONTROL AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          Section 14. Miscellaneous

                    (a) This Deposit Account Control Agreement does not create any obligation or duty of the Depository Institution other than those expressly set forth herein.

                    (b) No amendment, supplement or other modification of this Deposit Account Control Agreement, or any waiver of any right hereunder, shall be binding on any party to this Deposit Account Control Agreement, unless it is in writing and signed by each of the parties to this Deposit Account Control Agreement.

                    (c) Section headings have been inserted in this Deposit Account Control Agreement for convenience only and shall not affect the construction of, or be taken into consideration in interpreting, this Deposit Account Control Agreement.

                    (d) In the event any one or more of the provisions contained in this Deposit Account Control Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                    (e) The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby.

                    (f) This Deposit Account Control Agreement and the exhibits hereto constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Deposit Account Control Agreement as of the date first above mentioned.

                                     _____________________________, as Depositor

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     ____________________________, as Depository
                                        Institution

                                     By:
                                     Name:
                                     Title:

                                     THE BANK OF NEW YORK, as Agent

                                     By:
                                     Name:
                                     Title:

                                    EXHIBIT A
                      TO DEPOSIT ACCOUNT CONTROL AGREEMENT

                      [LETTERHEAD OF THE BANK OF NEW YORK]

                                                     [DATE]

[NAME AND ADDRESS OF DEPOSITORY INSTITUTION]

               Re: NOTICE OF EXCLUSIVE CONTROL

Ladies/Gentlemen:

         Reference is made to the Deposit Account Control Agreement (as amended, supplemented or otherwise modified from time to time, the "DEPOSIT ACCOUNT CONTROL AGREEMENT"), dated as of ________________________, among (the "DEPOSITOR"), _________________________ (the "DEPOSITORY INSTITUTION" or
"YOU"), and The Bank of New York, as agent (the "AGENT"). Capitalized terms used herein and not defined herein, shall have the meanings assigned to such terms in the Deposit Account Control Agreement.

        We hereby give you notice of our exclusive control over the Deposit Account and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

        You are instructed to deliver a copy of this notice by facsimile transmission to the Depositor.

                                      Very truly yours,

                                      THE BANK OF NEW YORK, as Agent

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________

                                    EXHIBIT B

                      TO DEPOSIT ACCOUNT CONTROL AGREEMENT

                      [LETTERHEAD OF THE BANK OF NEW YORK]

                                                      [DATE]

[NAME AND ADDRESS OF DEPOSITORY INSTITUTION]

               Re: TERMINATION OF DEPOSIT ACCOUNT CONTROL AGREEMENT

Ladies/Gentlemen:

         Reference is made to the Deposit Account Control Agreement (as amended, supplemented or otherwise modified from time to time, the "DEPOSIT ACCOUNT CONTROL AGREEMENT"), dated as of ______________________, among ________________
(the "DEPOSITOR"), _________________________ (the "DEPOSITORY INSTITUTION" or "YOU"), and The Bank of New York, as agent (the "AGENT"). Capitalized terms used herein and not defined herein, shall have the meanings assigned to such terms in the Deposit Account Control Agreement.

        You are hereby notified that the Deposit Account Control Agreement is terminated and you have no further obligations to the undersigned thereunder. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Collateral from the Depositor. This notice terminates any obligations you may have to the undersigned with respect to the Collateral; however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Depositor pursuant to any other agreement.

        You are instructed to deliver a copy of this notice by facsimile transmission to the Depositor.


                                      Very truly yours,

                                      THE BANK OF NEW YORK, as Agent

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________

                                    EXHIBIT C
                          TO SUPPLEMENTAL SECURITY AGREEMENT

                 FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT
                 --------------------------------------------

         SECURITIES ACCOUNT CONTROL AGREEMENT, dated as of ____________________ (as amended, supplemented or otherwise modified from time to time, this "SECURITIES ACCOUNT CONTROL AGREEMENT"), among _________________________
(the "GRANTOR"), _________________________ , in its capacity (in such capacity, the "SECURITIES INTERMEDIARY") as a "securities intermediary" within the meaning of Section 8-102 of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York, and THE BANK OF NEW YORK, as agent for the benefit of certain secured parties
(the "AGENT").

                                    RECITALS
                                    --------

        A. Pursuant to the terms and conditions of one or more security agreements (as the same may from time to time be amended, restated or otherwise modified, the "SECURITY AGREEMENT"), the Grantor granted to certain secured parties represented herein by the Agent a security interest in and lien upon, among other things, the Securities Account (as defined below) and all funds and other property from time to time held in or credited to the Securities Account, including, without limitation, all investment property and other financial assets, all security entitlements with respect thereto, all cash balances and all proceeds of each of the foregoing, whether now or hereafter existing or arising (collectively, the "COLLATERAL").

         B. The Grantor, the Agent and the Securities Intermediary are entering into this Securities Account Control Agreement to perfect the above-mentioned security interest in the Collateral.

          Section 1. DEFINITIONS

                As used herein, the terms "ENTITLEMENT HOLDER" "ENTITLEMENT ORDER", "FINANCIAL ASSET", "INVESTMENT PROPERTY", "PROCEEDS", "SECURITIES ACCOUNT" "SECURITY" and "SECURITY ENTITLEMENT" shall have the meanings set forth in Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York.

          Section 2. NOTICE AND ACKNOWLEDGMENT OF SECURITY INTEREST

                The Grantor and the Agent hereby notify the Securities Intermediary of, and the Securities Intermediary hereby acknowledges, the security interest granted by the Grantor to the secured parties represented herein by the Agent in all of the Grantor's right, title and interest in and to the Collateral.

          Section 3. ESTABLISHMENT OF SECURITIES ACCOUNT

               The Securities Intermediary hereby confirms and agrees that:

                    (a) The Securities Intermediary has established account number _________________________ in the name of _________________________
(such account and any successor account, the "SECURITIES ACCOUNT"), and the Securities Intermediary shall not close or change the name or account number of the Securities Account without the prior written consent of the Agent.

                    (b) The Grantor irrevocably directs the Securities Intermediary, and the Securities Intermediary agrees, to make all notations in the Securities Intermediary's records pertaining to the Securities Account that are necessary or appropriate to reflect the security interest of the secured parties represented herein by the Agent in the Collateral and to designate the Securities Account as _______________ Collateral Account for The Bank of New York, as Agent".

                    (c) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor, except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank.

                    (d) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account.

                    (e) The Securities Account is a "securities account" within the meaning of Section 8-501 of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York.

          Section 4. REPRESENTATIONS AND WARRANTIES OF THE SECURITIES
                     INTERMEDIARY

                The Securities Intermediary hereby makes the following representations, warranties and covenants:

                    (a) The Securities Account has been established as set forth in Section 3 above, and such Securities Account will be maintained in the manner set forth herein until termination of this Securities Account Control Agreement.

                    (b) This Securities Account Control Agreement is the valid and legally binding obligation of the Securities Intermediary.

                    (c) On the date of this Securities Account Control Agreement and, except as provided in Section 9 hereof, the Securities Intermediary does not know of any claim to or interest in the Collateral or the Securities Account, other than the interests of the Grantor and the Agent (for the benefit of certain secured parties), and has not identified in its records any other person as an entitlement holder with respect to the Collateral or the Securities Account.

          Section 5. FINANCIAL ASSET ELECTION

                The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a "financial asset" within the meaning of
Section 8-102(a)(9) of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York.

          Section 6. CONTROL OF THE SECURITIES ACCOUNT

                    (a) Subject to the provisions of this Securities Account Control Agreement, the Securities Account shall be under the "control" (with the meaning of Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York) of the Agent and the Agent shall have the sole right to make or permit withdrawals from the Securities Account and to exercise all rights with respect thereto from time to time as set forth in this Securities Account Control Agreement.

                    (b) The Grantor irrevocably authorizes and directs the Securities Intermediary, and the Securities Intermediary agrees, to comply with any instructions, including, without limitation, entitlement orders, originated by the Agent and received by the Securities Intermediary in writing from the Agent, without further notice to, or consent from, the Grantor, at any time by delivering a notice to the Securities Intermediary in substantially the form set forth in Exhibit A hereto (a "NOTICE OF EXCLUSIVE CONTROL").

                    (c) Prior to the date on which a Notice of Exclusive Control is received by the Securities Intermediary from the Agent, the Agent agrees that:

                        (i) the Grantor may direct the Securities Intermediary with respect to the voting of any financial assets held in or credited to the Securities Account; and

                        (ii) the Securities Intermediary may accept instructions with respect to the Collateral, including, without limitation, entitlement orders, originated by the Grantor.

                    (d) Upon receipt by the Securities Intermediary of a Notice of Exclusive Control from the Agent:

                        (i) the Grantor directs the Securities Intermediary, and the Securities Intermediary agrees, to take all instructions with respect to the Collateral solely from or originated by the Agent; and

                        (ii) the Securities Intermediary shall cease to accept any and all instructions with respect to the Collateral, including, without limitation, entitlement orders from the

Grantor or any other person (other than the Agent) and shall accept all such instructions only from the Agent.

          Section 7. MAINTENANCE OF SECURITIES ACCOUNT

                In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 6 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

                    (a) PERMITTED INVESTMENTS. Until such time as the Securities Intermediary receives a Notice of Exclusive Control signed by the Agent, the Grantor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account.

                    (b) STATEMENTS AND CONFIRMATIONS. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Grantor and the Agent at the address for each set forth in Section 11 hereof.

                    (c) TAX REPORTING. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.

          Section 8. OTHER AGREEMENTS

                    (a) Except as otherwise provided in Section 9 hereof, the Grantor and the Securities Intermediary agree not to enter into any agreement with any other person (except for the secured parties represented herein by the Agent) relating to any of the Collateral pursuant to which such person is identified in the records of the Securities Intermediary as a person having a security entitlement against the Securities Intermediary with respect to any of the Collateral.

                    (b) Except as otherwise provided in Section 8 hereof, the Securities Intermediary will not advance any credit secured by any of the Collateral, directly or indirectly, to the Grantor.

                    (c) All charges, fees and expenses of the Securities Intermediary incurred in connection with the performance of its duties hereunder and the maintenance and operation of the Securities Account shall be for the account of the Grantor and the Agent shall not be responsible or liable therefor.

          Section 9. SUBORDINATION OF LIEN; WAIVER OF SET-OFF

                To the extent that the Securities Intermediary has or may have in the future any security interest in or lien on any of the Collateral, the Securities Intermediary subordinates such security interest and lien to the security interest of the secured parties represented herein by the Agent, except that the Securities Intermediary may retain its lien on the Collateral to secure
(a) advances made by the

Securities Intermediary in connection with the advance posting of dividends, interest and other distributions, the crediting of any checks that are subsequently returned unpaid because of uncollected or insufficient funds and other advances made by the Grantor as part of its cash management services, all in the ordinary course of business, (b) advances made in connection with the settlement of securities transactions and (c) normal commissions and fees for the Securities Account. Except as provided in the preceding sentence, the Securities Intermediary waives any lien, security interest, right of set-off or deduction or banker's lien which it may have in or on the Collateral.

        Section 10.     LIMITATION OF LIABILITY; INDEMNIFICATION

                    (a) The Securities Intermediary shall not be liable for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder or for its investment decisions in the absence of gross negligence or willful misconduct on its part. In no event shall the Securities Intermediary be liable for (i) acting in accordance with instructions from the Grantor or, after the delivery of a Notice of Exclusive Control, the Agent, (ii) special, consequential or punitive damages, (iii) losses due to forces beyond the control of the Securities Intermediary or any subcustodian, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, the insolvency of any subcustodian or depository, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, or (iv) the acts of omissions of its agents or subcustodians so long as the selection of such agents or subcustodians was not grossly negligent or an act of willful misconduct.

                    (b) The Grantor hereby agrees to indemnify and hold harmless the Securities Intermediary against any claims, liabilities, expenses or losses in any way arising out of or related to this Securities Account Control Agreement (including reasonable attorneys' fees and disbursements), except to the extent that the claims, liabilities, expenses or losses are caused by the gross negligence or willful misconduct of the Securities Intermediary. The provisions of this Section shall survive the termination of this Securities Account Control Agreement.

          Section 11. NOTICES

                Any notice, request or other communication required or permitted to be given under this Deposit Account Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the following address (any party may change its address in the manner set forth in this Section):

                    (a) if to the Grantor, to it at __________________,
Attention of ________________ (Telephone No. (___)___-____; Telecopy No.
(___)___-____;

                    (b) if to the Securities Intermediary, to it at ________________, Attention of: _______________ (Telephone No. (___)___-_____;
Facsimile No. (___)___-____); and

                    (c) if to the Agent, to it at One Wall Street, New York, New York 10286, Attention of: Renee Dudley, Agency Function Administration (Telephone No. (212) 635-4975; Facsimile No. (212) 635-6365 or 6366 or 6367),
with a copy to The Bank of New York, at One Wall Street, New York, New York 10286, Attention of: Kristen Talaber (Telephone No. (212) 635-8692;
Telecopy No. (212) 635-8593).

          Section 12. TERMINATION

                This Securities Account Control Agreement shall remain in effect until the earlier of (a) receipt by the Securities Intermediary of written notice from the Agent in substantially the form of Exhibit B hereto (a "NOTICE OF TERMINATION"), or (b) delivery by the Securities Intermediary of all of the Collateral to the Agent by crediting such Collateral to an account in the name of the Agent, or as otherwise agreed to in writing by the Agent and the Securities Intermediary. The rights and powers granted to the Agent in this Securities Account Control Agreement are powers coupled with an interest and will not be affected by the insolvency or bankruptcy of the Grantor nor by the lapse of time.

          Section 13. CHOICE OF LAW

                This Securities Account Control Agreement and the Securities Account shall be governed by, and construed in accordance with, the laws of the State of New York. Regardless of any other provision in any other agreement, for purposes of the Uniform Commercial Code, the State of New York shall be deemed to be the Securities Intermediary's jurisdiction (within the meaning of Section 8-110 of the Uniform Commercial Code as in effect from time to time (including any successor thereto) in the State of New York), and the Securities Account (as well as the security entitlements related thereto) shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions (other than Section 5-1401 and Section 5-1402 of the New York General Obligation Law as in effect from time to time (including any successor thereto)).

          Section 14. COUNTERPARTS

                This Securities Account Control Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of this Securities Account Control Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Securities Account Control Agreement.

          Section 15. WAIVER OF JURY TRIAL

                EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITIES ACCOUNT CONTROL AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF

ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITIES ACCOUNT CONTROL AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          Section 16. MISCELLANEOUS

                    (a) This Securities Account Control Agreement does not create any obligation or duty of the Securities Intermediary other than those expressly set forth herein.

                    (b) No amendment, supplement or modification of this Securities Account Control Agreement, or any waiver of any right hereunder, shall be binding on any party to this Securities Account Control Agreement unless it is in writing and signed by each of the parties to this Securities Account Control Agreement.

                    (c) Section headings have been inserted in this Securities Account Control Agreement for convenience only and shall not affect the construction of, or be taken into consideration in interpreting, this Securities Account Control Agreement.

                    (d) In the event any one or more of the provisions contained in this Securities Account Control Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                    (e) The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby.

                    (f) This Securities Account Control Agreement and the exhibits hereto constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                               PENTON MEDIA, INC.
                               ------------------
                      SECURITIES ACCOUNT CONTROL AGREEMENT
                      ------------------------------------

        IN WITNESS WHEREOF, the parties hereto have executed this Securities Account Securities Account Control Agreement as of the date first above mentioned.

                                                    , as Grantor
                           -------------------------

                           By:
                              --------------------------------
                           Name:
                                ------------------------------
                           Title:
                                 -----------------------------

                                                    , as Securities Intermediary
                           -------------------------

                           By:
                              --------------------------------
                           Name:
                                ------------------------------
                           Title:
                                 -----------------------------

                                                    , as Agent
                           -------------------------

                           By:
                              --------------------------------
                           Name:
                                ------------------------------
                           Title:
                                 -----------------------------

                                    EXHIBIT A


                     TO SECURITIES ACCOUNT CONTROL AGREEMENT

                      [LETTERHEAD OF THE BANK OF NEW YORK]

                                                      [DATE]

[NAME AND ADDRESS OF SECURITIES INTERMEDIARY]

               Re: NOTICE OF EXCLUSIVE CONTROL

Ladies/Gentlemen:

        Reference is made to the Securities Account Control Agreement (as amended, supplemented or otherwise modified from time to time, the "SECURITIES ACCOUNT CONTROL AGREEMENT"), dated as of ___________________, among _____________ (the "Grantor"), _____________ (the "SECURITIES INTERMEDIARY" or "YOU"), and The Bank of New York, as agent (the "AGENT"). Capitalized terms used herein and not defined herein, shall have the meanings assigned to such terms in the Securities Account Control Agreement.

        We hereby give you notice of our exclusive control over the Securities Account and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

        You are instructed to deliver a copy of this notice by facsimile transmission to the Grantor.

                              Very truly yours,

                              THE BANK OF NEW YORK, as Agent

                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

                                    EXHIBIT B

                     TO SECURITIES ACCOUNT CONTROL AGREEMENT

                      [LETTERHEAD OF THE BANK OF NEW YORK]

                                                      [DATE]

[NAME AND ADDRESS OF SECURITIES INTERMEDIARY]

               Re: NOTICE OF TERMINATION OF SECURITIES ACCOUNT CONTROL AGREEMENT

Ladies/Gentlemen:

        Reference is made to the Securities Account Control Agreement (as amended, supplemented or otherwise modified from time to time, the "SECURITIES ACCOUNT CONTROL AGREEMENT"), dated as of _________________________, among _________________________ (the "GRANTOR"), _________________________ (the
"SECURITIES INTERMEDIARY" or "YOU"), and The Bank of New York, as agent (the "AGENT"). Capitalized terms used herein and not defined herein, shall have the meanings assigned to such terms in the Securities Account Control Agreement.

        You are hereby notified that the Securities Account Control Agreement is terminated and you have no further obligations to the undersigned thereunder. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Collateral from the Grantor. This notice terminates any obligations you may have to the undersigned with respect to the Collateral, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Grantor pursuant to any other agreement.

        You are instructed to deliver a copy of this notice by facsimile transmission to the Grantor.


                              Very truly yours,

                              THE BANK OF NEW YORK, as Agent

                              By:
                                 --------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

                                 SCHEDULE 4.5

                               REAL PROPERTY

               ENTITY                    LOCATION                  OWNED/LEASED         COUNTY
U.S. LOCATIONS
PENTON MEDIA, INC.              1300 E. 9(th) Street               Leased             Cuyahoga
Chief Executive Office          Cleveland, OH  44114
1300 E. 9(th) Street
Cleveland, Ohio  44114
                                611 Route 46 West                  Leased             Bergen
                                Hasbrouck Heights, NJ 07604

                                1401 Pearl St., Suite 200          Leased             Boulder
                                Boulder, CO  80302

                                47817 Fremont Blvd.                Leased             Alameda
                                Fremont, CA  94538

                                100 E. Chicago Street, Suite       Leased             Kane
                                1001
                                Elgin, IL  60120

                                77-734 Country Club Dr.,           Leased             Riverside
                                Suite A-2
                                Palm Desert, CA  92211

                                Saddlebrook Resort                 Owned              Pasco
                                5700 Saddlebrook Way
                                Wesley Chapel, FL  33543

BOARDWATCH, INCORPORATED        None.
Chief Executive Office
1300 E. 9(th) Street
Cleveland, OH  44114

DONOHUE MEEHAN                  2700 River Road                    Leased             Cook
PUBLISHING COMPANY              Des Plaines, IL  60018
Chief Executive Office
2700 River Road
Des Plaines, IL  60018
                                Two Greenwood Square               Leased             Bucks
                                3331 Street Road
                                Bensalem, PA  19020

               ENTITY                    LOCATION                  OWNED/LEASED         COUNTY
                                   2063 Oak Street                    Leased             Duval
                                   Jacksonville, FL  32204

DUKE COMMUNICATIONS                221 E. 29(th) Street               Leased             Larimer
INTERNATIONAL, INC.                Loveland, CO  80538
Chief Executive Office
221 E. 29(th) Street
Loveland, CO  80538
                                   249A & 240B E. 29(th) Street       Leased             Larimer
                                   Loveland, CO  80538

                                   1310 E. 11(th) Street              Leased             Larimer
                                   Loveland, CO  80537

                                   150(th) E. 29(th) Street           Leased             Larimer
                                   Suite 238 & 270
                                   Loveland, CO  80537

                                   6 Caspian Road                     Leased             Wales
                                   Altrincham
                                   Cheshire, WA  145HH
                                   U.K.

DUKE INVESTMENTS, INC.             None.
Chief Executive Office
221 E. 29(th) Street
Loveland, CO  80538

HEALTHWELL.COM, INC.               None.
Chief Executive Office
1401 Pearl Street, Suite 200
Boulder, CO  80302

INTERNET WORLD MEDIA, INC.         16 Thorndal Circle                 Leased             Fairfield
Chief Executive Office             Darien, CT  06820
16 Thorndal Circle
Darien, CT  06820

ONE, INC.                          None.
Chief Executive Office
1300 E. 9(th) Street
Cleveland, OH  44114

               ENTITY                    LOCATION                  OWNED/LEASED         COUNTY
PTS DELAWARE, INC.                  None.
Chief Executive Office
1300 E. 9(th) Street
Cleveland, OH  44114

PENTON INTERNET, INC.               None.
Chief Executive Office
1300 E. 9(th) Street
Cleveland, OH  44114

STARDUST.COM                        None.
Chief Executive Office
1300 E. 9(th) Street
Cleveland, OH  44114

STREAMING MEDIA, INC.               710 Florida Street; Suite 200       Leased             San
Chief Executive Office              San Francisco, CA  94110                               Francisco
710 Florida Street; Suite 200
San Francisco, CA  94110

TECH CONFERENCES,                   Unit C-3                            Leased             Fairfield
INCORPORATED                        731 Main Street
Chief Executive Office              Monroe, CT  06468
Unit C-3
731 Main Street
Monroe, CT  06468

                                  SCHEDULE 4.6

                                DISCLOSED MATTERS

Environmental Matters:

        None.

Litigation:

         1. ALIDENA V. PENTON MEDIA, INC., ET AL. Class action lawsuit filed December 2, 1998 against the Borrower and Internet World Media, Inc. on behalf of shareholders of Mecklermedia Corporation alleging securities law violations in the Borrower's tender offer for shares of Mecklermedia Corporation. In January 2000 the class certification was denied. Plaintiffs filed a petition for interlocutory review of the denial of class certification. The District Court entered an order certifying the class. The District Court denied the Borrower's motion for summary judgment.

         2. JOSEPH STEPIC V. PENTON MEDIA, INC. - On August 3, 1999, a Cuyahoga County, Ohio, common pleas jury returned a verdict against the Borrower in a lawsuit where the plaintiff claimed sexual harassment and retaliation. The jury awarded the plaintiff $854,500. On appeal, that verdict was reversed, judgment was entered for the Borrower on several claims and the balance of the case was remanded to the trial court for further processing. Subsequently, the Ohio Supreme Court declined to hear the case. The trial court has not yet indicated its intentions with regard to the balance of the case.

                                  SCHEDULE 4.12

                                  SUBSIDIARIES

 COMPANY OR SUBSIDIARY NAME               JURISDICTION AND           NUMBER OF SHARES                PERCENT OF OUTSTANDING
                                              DATE OF             OUTSTANDING (ALL COMMON             STOCK / EQUITY OWNED
                                           ORGANIZATION           UNLESS OTHERWISE NOTED)

 Penton Media, Inc. ("Penton U.S.")       Delaware 6/28/1976        31,935,807(1)                  Publicly held

 1) Donohue Meehan Publishing             Illinois 5/11/1998        1,000 (CERTIF. NO. 1)          100% by Penton U.S.
    Company

 2) Internet World Media, Inc.            Delaware 12/10/1993       100 (CERTIF. NO. 1)            100% by Penton U.S.
    ("Internet World Media")

      a)  Penton Business Media           England 1/23/1987        100 (CERTIF. NO. 5(a) FOR 65;   100% by Internet World
          London Limited                                              certif. No. 3 for 35)        Media

      b)  One, Inc.                       Colorado 10/25/1991       100 (CERTIF. NO. 2)            100% by Internet World
                                                                                                   Media

      c)  Boardwatch, Incorporated        Colorado 2/2/1995         100 (CERTIF. NO. 2)            100% by Internet World
                                                                                                   Media

      d) Penton Internet, Inc.            Delaware 6/20/2000        100 (CERTIF. NO. 2)            100% by Internet World
                                                                                                   Media

         i)  Leisurehub.com Ltd.(2)       England & Wales                 331,505                  Penton Internet, Inc. owns
                                              9/9/1999                                             75,919 B Preferred Shares
                                                                  (Consisting of 50,000 A          (approx. 22.9% of total)
                                                                   Ordinary Shares, 148,807
                                                                     Ordinary Shares and
                                                                 132,698 B Preferred Shares)

         ii) Cayenta, Inc.(3)            Delaware 12/10/1999     850,708 (CERTIF. NO. CA-28        Penton Internet, Inc. owns
                                                                         FOR 250,000)              250,000 shares (approx.
                                                                                                   15%)

 3) Penton Media Australia Pty.            New South Wales,        20 (CERTIF. NO. 3 FOR 13        100% by Penton U.S.
    Limited(4)                                Australia           ordinary shares; certif. No.
                                              12/12/2000           4 for 7 ordinary shares)
                                          (Co. no. 358802)

 4) New Hope International Media           England 5/7/1998       100 (CERTIF. NO. 6(a) FOR 65;    100% by Penton U.S.
      Limited(5)                                                      certif. No. 6 for 35)


----------------------------
(1) As of February 8, 2002, per the records of Computer Share Investor Services, Penton Media Inc.'s transfer agent.

(2)  In the process of being liquidated.

(3)  Registered Office: 11 S 12(th) Street, Richmond Virginia 23219

(4) Registered Office: Level 2, 157 Walker Street, North Sydney, NSW 2060, Australia

(5)  Registered Office: 288-290 Worton Road, Isleworth, Middlesex, TW7 6EE,
     England

 COMPANY OR SUBSIDIARY NAME               JURISDICTION AND              NUMBER OF SHARES             PERCENT OF OUTSTANDING
                                              DATE OF               OUTSTANDING (ALL COMMON          STOCK / EQUITY OWNED
                                           ORGANIZATION             UNLESS OTHERWISE NOTED)

 5)   Penton Media (Holdings) Limited      England 11/12/1997     100 (CERTIF. NO. 4 FOR 65;          100% by Penton U.S.
      ("Penton U.K.")(6)                                         certif. Nos. 1, 2 totaling 35)
      a)  Equity Information Exchange      England 4/16/1987                 1,026                    100% by Penton U.K.
          Limited(7)

      b) Penton Media (Europe)             England 4/12/1984                 1,052                     100% by Penton U.K.
          Limited ("Penton Europe")(8)       (Co. no. 1808131)

          i) Hillgate Communications       England 2/15/1993                107,942                    100% by Penton Europe
             Limited ("Hillgate              (Co. no. 2790021)     (Consisting of 33,340 'A'
             Communications")(9)                                     Ordinary Shares and
                                                                   74,602 'B' Ordinary Shares)

               1)  Hillgate Custom         England 2/22/2000                    1                      100% by Hillgate
                   Publishing Limited(10)     (Co. no. 3930729)                                        Communications

          ii) Conarch I.T. Limited(11)      England 5/19/99                   100                      100% by Penton Europe

          iii) Penton Media                 England & Wales                   100                      100% by Penton Europe
               International Limited(12)        2/8/01
               1) Penton Media Spain             Spain                        100                      100% by Penton Media
               SA(13)                              N/A                                                 International

          iv)  Lightspeed Integrated          England & Wales                1,000                     100% by Penton Europe
               Media Limited(14)                  3/23/01

          v)   Service Management           England & Wales                   100                      100% by Penton Europe
               Publications Limited(15)            11/25/87

      c)  Service Exhibitions Limited(16)   England 6/12/1986                1,000                     100% by Penton U.K.

      d) Penton Media Ireland,                Ireland 10/19/99                100                      100% by Penton U.K.
          Limited(17)

 6)   Stardust.com                            California 6/6/1995        2,352,941 (CERTIF. NO. 7)     100% by Penton U.S.


(6)  Registered Office: 288-290 Worton Road, Isleworth, Middlesex, TW7 6EE,
     England

(7)  Registered Office: 288-290 Worton Road, Isleworth, Middlesex, TW7 6EE,
     England

(8) Registered Office: Penton House, 288-290 Worton Road, Isleworth, Middlesex, TW7 6EE, England

(9)  Registered Office: 61 Southwark Street, London SE1 0HL, England

(10) Registered Office: 61 Southwark Street, London SE1 0HL, England

(11) Registered Office: 288-290 Worton Road, Isleworth, Middlesex, TW7 6EE, England

(12) Registered Office: 288-290 Worton Road, Isleworth, Middlesex, TW7 6EE, England

(13) Location: Fernandez de la Hoz 33, 4-izda 28010

(14) Registered Office: 288-290 Worton Road, Isleworth, Middlesex, TW7 6EE, England

(15) Registered Office: 288-290 Worton Road, Isleworth, Middlesex, TW7 6EE, England

(16) Registered Office: 288-290 Worton Road, Isleworth, Middlesex, TW7 6EE, England

(17) Registered Office: Moira House, 14-15 Trinity Street, Dublin 2, Ireland

 COMPANY OR SUBSIDIARY NAME               JURISDICTION AND           NUMBER OF SHARES              PERCENT OF OUTSTANDING
                                              DATE OF              OUTSTANDING (ALL COMMON          STOCK / EQUITY OWNED
                                           ORGANIZATION            UNLESS OTHERWISE NOTED)

 7) Streaming Media, Inc.                 California 3/25/1998     278,378.80 (CERTIF. NO. 1)       100% by Penton U.S.

 8) Duke Investments, Inc.                Colorado 9/23/1983        982.5 (CERTIF. NO. 3)           100% by Penton U.S.
    ("Duke")                                                       982.5 (CERTIF. NO. 3NV)

      a)  Duke Communications             Colorado 9/25/1996         100 (CERTIF. NO. 1)            100% by Duke
          International, Inc. ("DCI")

          i)   Duke Communications        England 3/31/1993           20 (CERTIF. NO. 4 FOR 13;     100% by DCI
               Europe Limited(18)            (Co. no. 2805376)           certif. No. 5 for 7)

 9)   PTS Delaware, Inc.                    Delaware 8/21/2000         100 (CERTIF. NO. 3)          100% by Penton U.S.

 10) Tech Conferences, Incorporated       Connecticut 7/8/1994          10 (CERTIF. NO. 2)          100% by Penton U.S.

 11) Healthwell.com, Inc.                   Delaware 3/13/2000         100 (CERTIF. NO. 1)          100% by Penton U.S.

 12) ComMunic GmbH Kongresse-               Munich, Bavaria,           4 Equity Interests           50% by Penton U.S.(21)
      Messen Seminare(19)                   Germany 12/23/88            (uncertificated)
                                            (Co. no. HRB
                                             132771)(20)

 13) Penton Media, S. de R.L.             Neuvo Leon, Mexico          2 Equity Quotas               1 Equity Quota by Penton
      de C.V.(22)                               1/29/1997                (uncertificated -          U.S. (99%);
                                                                     65% PLEDGED)
                                                                                                    1 Equity Quota by Internet
                                                                                                    World Media (1%)

 14) Penton Media France SAS(23)               France                  1,275 A Shares               50% by Penton U.S.
                                                                    1,225 B Shares(24)

 15) Penton Media Asia Limited(25)           Hong Kong                     10,000                   65% (6,500 shares) by
                                             10/13/2000           (CERTIF. NO. 3 FOR 6,500,         Penton U.S. and 35% (3,500
                                          (Co. no. 734118)         certif. No. 4 for 3,500)         shares) by Internet World
                                                                                                    Media

(*) Equity interest pledged to the Administrative Agent is indicated in bold; entities 1, 2, 2(b)-2(d), 6-8, 8(a), 9-11 are Subsidiary Guarantors.


(18) Registered Office: 6 Atlantic Office Park, Caspian Road, Altrinchaum, Cheshire WA 145HH, England

(19) Registered Office: Konrod - Celtis - Strasse 77, 81369 Munich, Germany

(20) On September 6, 2000, ComMunic moved its registered office from Ulm to Munich. Prior to this move, ComMunic was registered in Ulm, Baden Wurttemberg, Germany under the company number HRB2109.

(21) Ms. Michaela Voltenauer owns two equity interests each in the amount of DEM 12,200.00; Neue Mediengesellschaft Ulm GmbH owns one equity interest in the amount of DEM 25,600.00; and Penton U.S. owns one equity interest in the amount of DEM 50,000.00

(22) Registered Office: 501 Fundidora Avenue, Cintermex Building, Establishment 45-55, Monterey, Nuevo L on 64010, Mexico.

(23) Registered Office: 204 Rond Point du Pont de Sevres, 92100 Boulogne Billancourt

(24) Le Cercle Rouge SA is the B Shareholder

(25) Registered Office: 7(th) Floor, No. 9 Des Voeux Road West, Hong Kong, China

                                  SCHEDULE 4.13

                                    INSURANCE

                                 [SEE ATTACHED]

                               PENTON MEDIA, INC.

                              INSURANCE INFORMATION

POLICY                                POLICY
PERIOD            CARRIER             NUMBER            COVERAGE                                   LIMITS
------            -------             ------            --------                                   ------

08/07/01 -   Federal Insurance       35783335     General Liability /    Bodily Injury & Property Damage:
08/07/02                                          Trade Shows            - Each Occurrence                         $      1,000,000
                                                                         - Aggregate                               $      2,000,000
                                                                         Products/Completed Operations             $      2,000,000
                                                                         Personal & Advertising Injury             Nil
                                                                         Fire Damage (any one fire)                $      1,000,000
                                                                         Non-Owned Aircraft                        $      1,000,000
                                                                         Medical Expenses (any one person)         $         10,000
                                                                         Ohio Stop-Gap                             $      1,000,000
                                                                         Employee Benefits Aggregate               $      1,000,000
                                                                         - Deductible                              $          1,000
                                                                         Liquor Liability                          $      1,000,000
                                                                         - Deductible                              $          1,000

08/07/01 -   Affiliated FM           ME 21        Property               Property Damage & Business Income         $   1,47,461,325
08/07/02     Insurance                                                   Trade Show Contingent BI Domestic         $      5,000,000
                                                                         - Foreign / Refer to Countries Excluded   $      1,000,000
                                                                         Flood (excludes Zone A)                   $     50,000,000
                                                                         Earthquake (excl. AK, CA, PR, HI)         $     50,000,000
                                                                         Deductible                                $         25,000
                                                                            except Transit                         $          5,000

                                     9

  POLICY                             POLICY
  PERIOD          CARRIER            NUMBER          COVERAGE                                      LIMITS
  ------          -------            ------          --------                                     --------

08/07/01 -   Federal Insurance       73513954     Commercial Auto        PD & BI - Combined Single Limit           $      1,000,000
08/07/02                                                                 UM/UIM Rejected
                                                                         Non-Owned Hired Auto
                                                                         Hired Car Physical Damage                 $         50,000
                                                                         Rental - $75 per day / 30 days
                                                                         Towing                                    $             50
                                                                         Deductible - Comprehensive                $            500
                                                                         Deductible - Collision                    $            500

08/07/01 -   Federal Insurance       71704084     Workers' Comp          Coverage A                                Statutory
08/07/02                                                                 Employers Liability Coverages:
                                                                         - Each Accident                           $      1,000,000
                                                                         - Disease - Policy Limit                  $      1,000,000
                                                                         - Disease - Each Employee                 $      1,000,000





  POLICY                             POLICY
  PERIOD          CARRIER            NUMBER          COVERAGE                                      LIMITS
  ------          -------            ------          --------                                     --------


08/07/01 -    Great Northern         73503133        Foreign              INTERNATIONAL PROPERTY:
08/07/02                                             DIC / DIL            Australian Admitted
                                                                          Personal Property                      $      1,680,000
                                                                          EDP                                    $      1,480,000
                                                                          BI/EE                                  $         50,000

                                                                          Elsewhere
                                                                          Personal Property                      $        250,000
                                                                          Newly Acquired Building                $        250,000
                                                                          Business Income                        $         50,000
                                                                          Transit                                $        100,000
                                                                          Business Income in Transit             $         10,000
                                                                          Accounts Receivable                    $         25,000
                                                                          Electronic Data Processing Equip.      $         25,000
                                                                          Electronic Data Processing Media       $         25,000
                                                                          Fine Arts                              $         25,000
                                                                          Leasehold Interest                     $         50,000
                                                                          Valuable Papers                        $         25,000
                                                                          Neighbor's and Tenant's Liability      $      2,500,000
                                                                          Off Premises Power, Water or           $         10,000
                                                                              Communications
                                                                          Facilities (excludes Overhead
                                                                              Transmission Lines)

                                                                          Deductible: $1,000
                                                                                      24-Hour Off Premises Power,
                                                                                      Water or Communications Facilities


POLICY                             POLICY
PERIOD          CARRIER            NUMBER         COVERAGE                                      LIMITS
------          -------            ------         --------                                     --------

                                                                INTERNATIONAL GENERAL LIABILITY:
                                                                - Each Occurrence                         $      1,000,000
                                                                - Personal & Advertising Injury           Nil
                                                                - Products/Completed Operations           $      1,000,000
                                                                Aggregate                                 $      1,000,000
                                                                - Property Damage to Rented or Occupied
                                                                Premises                                  $      1,000,000
                                                                - Employee Benefits Aggregate - Claims
                                                                Made                                      $        250,000
                                                                - Employment-Related Practices Liab.
                                                                Aggregate - outside the US only           $        250,000
                                                                - Medical Payment                         $         10,000
                                                                - Threshold Amount Benefits               $         10,000

                                                                INTERNATIONAL VOLUNTARY WORKERS'
                                                                COMPENSATION:
                                                                Foreign Voluntary WC
                                                                - International Executive Employees       State of Hire Benefits
                                                                - Other International Employees           Country of Origin Benefits

                                                                Employer's Liability:
                                                              - Bodily Injury by Accident                 $ 1,000,000 each accident
                                                              - Bodily Injury by Disease                  $ 1,000,000 policy limit
                                                              - Bodily Injury by Disease                  $ 1,000,000 each employee

                                                              Repatriation                                  $ 250,000 each employee
                                                              -                                             $ 250,000 policy limit



  POLICY                           POLICY
  PERIOD        CARRIER            NUMBER          COVERAGE                                      LIMITS
  ------        -------            ------          --------                                     --------

                                                                  INTERNATIONAL AUTOMOBILE:
                                                                  Excess DIC/DIL - Local Compulsory
                                                                  Liability must be Purchased
                                                                  Owned, Hired & Non-Owned Autos:
                                                                  - Excess Liability                           $  1,000,000
                                                                  - Medical Expenses, each person / each       $     10,000
                                                                  accident
                                                                  - Non-Owned Autos Physical Damage            $      2,500  occur.
                                                                                                               $     10,000  agg.
                                                                 - Threshold Amount Benefit                    $     10,000

                                                                 INTERNATIONAL CRIME:
                                                                 - Employee Dishonesty                         $      5,000
                                                                 - Depositor's Forgery                         $      5,000

                                                                 Deductible: $1,000 Dishonesty / $1,000 Forgery

                                                                 BLANKET ACCIDENT:
                                                                 - Per Accident                                $    100,000
                                                                 - Excess Medical Expense                      $     10,000

                                                                 Deductible:  $100

                                                                 Blanket Accident is excess of any coverage in place

                                                                 Coverage Extensions include:
                                                                 - 24-Hours Business and Pleasure
                                                                 - Family Coverage
                                                                 - Bomb Scare
                                                                 - Hijacking / Skyjacking

                                                                 POLITICAL RISK:
                                                                 Salesman's Samples and Trade Fairs &          $     50,000
                                                                 Exhibitions


POLICY                                   POLICY
PERIOD              CARRIER              NUMBER            COVERAGE                            LIMITS
------              -------              ------            --------                            -------


08/07/01 -     Hartford Casualty      45XSTQX0464        Ohio Excess          Workers' Comp Limit                 Statutory
08/07/02       Insurance                                 Workers' Comp        SIR                                 $        150,000

08/07/01 -     Federal Insurance      79769420           Umbrella             Each Occurrence                     $     50,000,000
08/07/02                                                                      Aggregate                           $     50,000,000

08/07/01 -     American Guarantee     AEC2856648-01      Excess Umbrella      Limit                               $     25,000,000
08/07/02       (Zurich)                                                                                             xs $50,000,000

08/07/01 -     National Casualty      LS016009           Media Professional   Media Special Perils Magazine
                                                                                Publisher                         $      5,000,000
08/07/02                                                 Liability            Coverage
                                                                              - Retention                         $         50,000

08/07/01 -     Federal Insurance      81519285           Directors &          Coinsurance -None                   $     15,000,000
08/07/02                                                 Officers Liability   Deductible - Insuring
                                                                              Clause 2 - $150,000

                                                         Outside              Coinsurance - None                  $      5,000,000
                                                         Directorship         Deductible - Insuring
                                                                              Clause 2 - $150,000

                                                         Fiduciary Liability                                      $      5,000,000

                                                         Crime                Employee Theft Coverage             $      5,000,000
                                                                              Premises Coverage                   $      5,000,000
                                                                              Transit Coverage                    $      5,000,000
                                                                              Depositor's Forgery Coverage        $      5,000,000
                                                                              Computer Theft & Funds Transfer     $      5,000,000
                                                                                  Fraud Coverage

                                                                              Deductible Amount                   $         25,000

                                                                              No Deductible shall apply to Employee
                                                                              Benefit Plans

                                       14

POLICY                              POLICY
PERIOD           CARRIER            NUMBER            COVERAGE                            LIMITS
------           -------            ------            --------                            -------


                                                    Kidnap/Ransom &        Kidnap/Ransom & Extortion                  $   5,000,000
                                                    Extortion              Delivery Coverage                          $   5,000,000
                                                                           Expense Coverage                           $   5,000,000
                                                                           Legal Liability Coverage                   $   5,000,000
                                                                           Political Threat Coverage                  $   5,000,000

                                                                           Deductible Amount                          None

08/07/00 -     The Hartford      NDA0148482-00      Excess Directors &     Aggregate, including claim expense.        $  10,000,000
08/07/01                                            Officers               Underlying limit - $15,000,000 - Federal
                                                                           Insurance Company

04/10/01 -     Royal Insurance    PSF 003076        Employment             Employment Practices Violation - includes  $   5,000,000
04/10/02                                            Practices Liability    Third-Party coverage
                                                                           - Retention                                $     100,000

                                   SCHEDULE 7.1(a)

                              EXISTING INDEBTEDNESS

         1. The obligations of Penton Media (Europe) Limited and Penton Media, Inc., as Guarantors, under the long-term notes in the original amount of $3,300,000 representing indebtedness resulting from the acquisition of Hillgate in February 2001. Loan Note A in the amount of $2,900,000 bears interest at 1% and matures April 2004. Loan Note B in the amount of $400,000 bears interest at 0.5% and matures July 2004.

         2. Intercompany Loan from Penton Media, Inc. to Penton Media (Holdings) Limited pursuant to an intercompany note dated November 24, 1998, the outstanding principal balance of which as of the Restatement Date is $6,424,980.

         3. Intercompany Loan from Penton Media, Inc. to Penton Media Australia Pty. Limited, the outstanding principal balance of which as of the Restatement Date is $3,492,546.

         4. Intercompany Loan from Penton Media, Inc. to Penton Media Asia Limited, the outstanding principal balance of which as of the Restatement Date is $411,425.09.

                                   SCHEDULE 7.1(b)

                            CONTINGENT OBLIGATIONS

The following Contingent Obligations exist with respect to previous acquisitions:

-----------------------------------------------------------------------------------------
                                     CONTINGENT
              ENTITY                  PAYMENT             TOTALS      EST. PAYMENT DATE
-----------------------------------------------------------------------------------------

COMMUNIC(1)
         Fiscal Year 2000             $2,867,935                      F/Y 2000 - 3/15/02
         Fiscal Year 2001              1,470,829       $4,338,764     F/Y 2001 - 6/30/02

NUTRITIONAL BUSINESS JOURNAL(2)
         Fiscal Year 2001                300,000          300,000     F/Y 2001 - 3/15/02

NEW HOPE NATURAL MEDIA(3)                                             F/Y 2001 - 3/15/02
         Fiscal Year 2001                400,000          400,000

DUKE COMMUNICATIONS                                                   F/Y 2002 - 3/15/03
INTERNATIONAL, INC.(4)
         Fiscal Year 2002              3,128,303        3,128,303

CONTINGENT PAYMENT  TOTALS                          $   8,167,067

____________________

1
     Pursuant to the Participation Agreement by and among Neue
     Mediengesellschaft Ulm mbH, Mrs. Michaela Voltenauer-Lagemann, Penton Media, Inc., and ComMunic GmbH Kongresse-Messen-Seminare dated as of March 24, 2000.

2
     Pursuant to the Asset Purchase Agreement by and between Nutrition Business International, LLC and Penton Media, Inc., dated as of February 5, 2001

3
     Pursuant to the Asset Purchase Agreement by and among New Hope Communications, Inc., R. Douglas Greene and Penton Media, Inc., dated as of May 18, 1999

4
     Pursuant to the Equity Purchase Agreement by and among Penton Media, Inc. and David A. Duke, The 1996 Sara Marie Duke Trust, The 1996 Brian Alexander Duke Trust, and The 1996 John Franklin Duke Trust, dated as of August 29, 2000

                                  SCHEDULE 7.2

                                 EXISTING LIENS
------------------------------------------------------------------------------------------------------------------------------------
                                                                              UCC FILING NO./
STATE    JURISDICTION          DEBTOR               SECURED PARTY              FILING DATE                   COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------
 DE        State        Penton Media, Inc.     The CIT Group/Equipment     File No: 20011600530      One (1) Fuji C550 Scanner
                                                 Financing, Inc.           File Date: 11/5/01        One (1) Apple Power
                                                                                                     PC G4+Lacie 19' Monitor

                                                                                                     One (1) X-Rite Densitomer
                                                                                                     and all additions,
                                                                                                     substitutions, attachments,
                                                                                                     replacements and accessions
                                                                                                     thereof, plus the proceeds of
                                                                                                     all the foregoing
------------------------------------------------------------------------------------------------------------------------------------

CA         State        Penton Media, Inc.     Minolta Business Solutions     File No: 0115860377    Equipment Lease
                                                                              File Date: 06/01/01
------------------------------------------------------------------------------------------------------------------------------------
OH         State        Penton Media, Inc.     Norwest Financial              File No: AP0099378
                                               Leasing Inc.                   File Date: 11/09/98    Equipment Lease
------------------------------------------------------------------------------------------------------------------------------------
OH         State        Penton Media, Inc.     Norwest Financial Leasing,     File No: AP0140036     Equipment Lease
                                               Inc.                           File Date: 04/05/99
------------------------------------------------------------------------------------------------------------------------------------
OH         State        Penton Media, Inc.     Norwest Financial              File No: AP0145205
                                               Leasing, Inc.                  File Date: 04/28/99    Equipment Lease
------------------------------------------------------------------------------------------------------------------------------------
OH         State        Penton Media, Inc.     BCL Capital                    File No: AP0182666     Equipment Lease
                                                                              File Date: 09/20/99
------------------------------------------------------------------------------------------------------------------------------------
OH         State        Penton Media, Inc.     BCL Capital                    File No: AP284233      Equipment Lease
                                                                              File Date: 09/18/00
------------------------------------------------------------------------------------------------------------------------------------
OH         State        Penton Media, Inc.     Prime Source                   File No: AP289798
                                               Corp.                          File Date: 10/02/00    Equipment Lease
------------------------------------------------------------------------------------------------------------------------------------
OH         State        Penton Media, Inc.     Citicorp Vendor Finance,       File No: AP298851      Equipment Lease
                                               Inc.                           File Date: 12/07/00
------------------------------------------------------------------------------------------------------------------------------------
OH         State        Penton Media, Inc.     BCL Capital                    File No: AP318342      Equipment Lease
                                                                              File Date: 01/14/00
------------------------------------------------------------------------------------------------------------------------------------
OH         State        Penton Media, Inc.     BCL Capital                    File No: AP324627      Equipment Lease
                                                                              File Date: 02/12/01
------------------------------------------------------------------------------------------------------------------------------------
OH         State        Penton Media, Inc.     BCL Capital                    File No: AP335146      Equipment Lease
                                                                              File Date: 03/12/01
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       UCC FILING NO./
STATE  JURISDICTION        DEBTOR             SECURED PARTY            FILING DATE                   COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

OH      State         Penton Media, Inc.       BCL Capital               File No: AP331908             Equipment Lease
                                                                         File Date: 03/19/01


OH      State         Penton Media, Inc.       BCL Capital               File No: AP331911             Equipment Lease
                                                                         File Date: 03/19/01


OH      Cuyahoga      Penton Media, Inc.       BCL Capital               File No: 199909209115         Equipment Lease
        County                                                           File Date: 09/20/99




OH      Cuyahoga      Penton Media, Inc.       BCL Capital                 File No: 200009189137       Equipment Lease
        County                                                             File Date: 09/18/00




OH      Cuyahoga      Penton Media, Inc.       Citicorp Vendor Finance,    File No: 200012089111       Equipment Lease
        County                                 Inc.                        File Date: 12/08/00




OH      Cuyahoga      Penton Media, Inc.       BCL Capital                 File No: 200101169098       Equipment Lease
        County                                                             File Date: 01/16/01




OH      Cuyahoga      Penton Media, Inc.       BCL Capital                 File No: 200102139097       Equipment Lease
        County                                                             File Date: 02/13/01





OH      Cuyahoga      Penton Media, Inc.       BCL Capital                 File No: 200103139005       Equipment Lease
        County                                                             File Date: 03/13/01




OH      Cuyahoga      Penton Media, Inc.       BCL Capital                 File No: 200103199057       Equipment Lease
        County                                                             File Date: 03/19/01





OH      Cuyahoga      Penton Media, Inc.       BCL Capital                 File No: 200103199058       Equipment Lease
        County                                                             File Date: 03/19/01




PA       State        Penton Media, Inc.       BCL Capital                 File No: 33750867           Equipment Lease
                                                                           File Date: 03/26/01



PA       Chester      Penton Media, Inc.       BCL Capital                 File No: ST010821           Equipment Lease
         County                                                            File Date: 03/28/01






NJ       State        Penton Media, Inc.       Pittney Bowes Credit        File No: 1962993            Equipment Lease
                                               Corporation                 File Date: 03/21/00


------------------------------------------------------------------------------------------------------------------------------------
                                                                              UCC FILING NO./
STATE  JURISDICTION         DEBTOR              SECURED PARTY                   FILING DATE                COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------


 NJ       State       Penton Media, Inc.    Pittney Bowes Credit            File No: 1967936           Equipment Lease
                                            Corporation                     File Date: 04/13/00
------------------------------------------------------------------------------------------------------------------------------------

 CO       State       Duke                  Minolta Business Systems        File No: 20002000361       Minolta D1250 Copiers
                      Communications                                        File Date: 1/4/00
                      International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 CO       State       Duke                  Siemens Credit Corporation      File No: 962023204         Equipment
                      Communications                                        File Date: 3/27/96
                      International, Inc.                                   UCC-3 changing name
                                                                            filed on 2/13/01
                                                                            UCC-2 continuation
                                                                            filed on 12/22/97
------------------------------------------------------------------------------------------------------------------------------------
CO        State       Duke                  Finzer Leasing Company          File No: 962090130         Equipment Lease
                      Communications                                        File Date: 12/03/96
                      International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
CA        State       Stardust              Icon Funding Corp.              File No.: 9716760360       Computer Equipment
                      Technologies, Inc.                                    File Date: 06/11/97
------------------------------------------------------------------------------------------------------------------------------------
CA        State       Stardust              Information Leasing             File No.: 9716760368       Computer Equipment
                      Technologies, Inc.    Corporation                     File Date: 06/11/97
------------------------------------------------------------------------------------------------------------------------------------
CA        State       Stardust              Icon Funding Corp.              File No.: 9830060676       Computer Equipment
                      Technologies, Inc.                                    File Date: 10/20/98
------------------------------------------------------------------------------------------------------------------------------------
CA        State       Stardust              Icon Funding Corp.              File No.: 9830060685       Office Furniture
                      Technologies, Inc.                                    File Date: 10/20/98        2 Toshiba 1020DSD,
                                                                                                       3 Toshiba 1010DSD
------------------------------------------------------------------------------------------------------------------------------------
CA        State       Stardust              GE Capital Business             File No.: 9836360879       Computer Equipment
                      Technologies, Inc.    Finance                         File Date: 12/22/98
------------------------------------------------------------------------------------------------------------------------------------
CA        State       Stardust              GE Capital Business             File No.: 9836360882       Computer Equipment
                      Technologies, Inc.    Finance                         File Date: 12/22/98
------------------------------------------------------------------------------------------------------------------------------------
CA        State       Stardust              Imperial Business Credit,       File No.: 9902760671       Computer Equipment
                      Technologies, Inc.    Inc.                            File Date: 01/21/99
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                             UCC FILING NO./
STATE  JURISDICTION       DEBTOR               SECURED PARTY                   FILING DATE                COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

CA        State       Stardust               GE Capital Business         File No.: 9902860179             Computer Equipment
                      Technologies, Inc.     Finance                     File Date: 01/21/99
------------------------------------------------------------------------------------------------------------------------------------
OH        State       Penton Publishing,     Comdoc                      File No.: AO07080                Copier
                      Inc.                                               File Date: 10/28/97
------------------------------------------------------------------------------------------------------------------------------------
OH        State       Penton Publishing,     Pitney Bowes Credit         File No.: AP0222224              Equipment Lease
                      Inc.                   Corporation                 File Date: 02/24/00
------------------------------------------------------------------------------------------------------------------------------------
OH        State       Penton Publishing,     Pitney Bowes Credit         File No.: AP0231597              Equipment Lease
                      Inc.                   Corporation                 File Date: 04/10/00
------------------------------------------------------------------------------------------------------------------------------------
OH        State       Penton Publishing,     Comdoc                      File No.: AN66540                Copier
                      Inc.                                               File Date: 05/20/97
------------------------------------------------------------------------------------------------------------------------------------


                                  SCHEDULE 7.4

                              EXISTING INVESTMENTS

         1. Intercompany Loan from Penton Media, Inc. to Penton Media (Holdings) Limited pursuant to an intercompany note dated November 24, 1998, the outstanding principal balance of which as of the Restatement Date is $6,424,980.

         2. Intercompany Loan from Penton Media, Inc. to Penton Media Australia Pty. Limited, the outstanding principal balance of which as of the Restatement Date is $3,492,546.

         3. Intercompany Loan from Penton Media, Inc. to Penton Media Asia Limited, the outstanding principal balance of which as of the Restatement Date is $411,425.09.

         4. Loans made by Penton Media, Inc. to certain officers pursuant to the Executive Loan Program described in Penton Media, Inc.'s 10k for the fiscal year ended December 31, 2001, the aggregate principal balance of which as of the Restatement Date is $10,820,000.

         5. Equity investments existing as of the Restatement Date as listed on
Schedule 4.12.

                                    SCHEDULE 7.10

                              EXISTING RESTRICTIONS

         1. Indenture dated as of June 28, 2001, among Penton Media, Inc., as Issuer, the Subsidiary Guarantors named therein, and The Bank of New York, as Trustee.

                               PENTON SCHEDULE 2.1
                            REVOLVING COMMITMENTS(1)
                            ------------------------


          LENDER                               REVOLVING COMMITMENT
          ------                               --------------------

 THE BANK OF NEW YORK                                $ 5,333,682
 BANK OF AMERICA, N.A                                $ 5,524,089
 BANK ONE, NA                                        $ 2,752,197
 FLEET NATIONAL BANK                                 $ 4,554,510
 ALLFIRST BANK                                       $ 1,589,825
 BANK OF MONTREAL                                    $ 1,192,369
 CREDIT AGRICOLE INDOSUEZ                            $ 1,192,369
 DRESDNER BANK AG, NEW YORK AND
 GRAND CAYMAN BRANCHES                               $ 3,261,601
 THE HUNTINGTON NATIONAL BANK                        $ 1,227,345
 NATIONAL BANK OF CANADA                             $ 1,019,888
 NATIONAL CITY BANK                                  $ 2,862,639
 BNP PARIBAS                                         $ 1,868,044
 CITIZENS BANK OF MASSACHUSETTS                      $ 2,922,099
 SUNTRUST BANK                                       $ 2,139,725
 VAN KAMPEN SENIOR INCOME TRUST                      $         0
 VAN KAMPEN SENIOR FLOATING RATE
 FUND                                                $         0
 VAN KAMPEN CLO I, LIMITED                           $         0
 VAN KAMPEN CLO II, LIMITED                          $         0
 KEY CORPORATE CAPITAL, INC                          $ 2,559,618
 TOTAL:                                              $40,000,000



----------------------
(1) After giving effect to the reductions upon the effectiveness of the Credit Agreement.

                                   SCHEDULE I
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                  LIST OF SUBSIDIARIES AND ADDRESSES FOR NOTICE


      SUBSIDIARY GUARANTOR                    ADDRESS FOR NOTICE
      --------------------                    ------------------

      BOARDWATCH, INCORPORATED                1300 E. 9(th) Street
                                              Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      DONOHUE MEEHAN                          1300 E. 9(th) Street
      PUBLISHING COMPANY                      Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      DUKE COMMUNICATIONS                     1300 E. 9(th) Street
      INTERNATIONAL, INC.                     Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      DUKE INVESTMENTS, INC.                  1300 E. 9(th) Street
                                              Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      HEALTHWELL.COM, INC.                    1300 E. 9(th) Street
                                              Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      INTERNET WORLD MEDIA, INC.              1300 E. 9(th) Street
                                              Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      ONE, INC.                               1300 E. 9(th) Street
                                              Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      PTS DELAWARE, INC.                      1300 E. 9(th) Street
                                              Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      PENTON INTERNET, INC.                   1300 E. 9(th) Street
                                              Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      STARDUST.COM                            1300 E. 9(th) Street
                                              Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      SUBSIDIARY GUARANTOR                    ADDRESS FOR NOTICE
      --------------------                    ------------------

      STREAMING MEDIA, INC.                   1300 E. 9(th) Street
                                              Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

      TECH CONFERENCES, INCORPORATED          1300 E. 9(th) Street
                                              Cleveland, OH  44114
                                              Attn:  Joseph G. NeCastro

                               SCHEDULE 3.1(a)(i)
                       TO SUPPLEMENTAL SECURITY AGREEMENT

         LIST OF CHIEF EXECUTIVE OFFICES, JURISDICTIONS OF ORGANIZATION
                   AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS


                                                                       JURISDICTION OF
GRANTOR                         CHIEF EXECUTIVE OFFICE                 ORGANIZATION              FEIN
-------                         ----------------------                 ---------------           ----
PENTON MEDIA, INC.              1300 E. 9(th) Street                    Delaware              36-2875386
                                Cleveland, OH  44114

BOARDWATCH, INCORPORATED        1300 E. 9(th) Street                    Colorado              84-1208477
                                Cleveland, OH  44114

DONOHUE MEEHAN                  2700 River Road                         Illinois              36-4240655
PUBLISHING COMPANY              Des Plaines, IL  60018

DUKE COMMUNICATIONS             221 E. 29(th) Street                    Colorado              84-1357904
INTERNATIONAL, INC.             Loveland, CO  80538

DUKE INVESTMENTS, INC.          221 E. 29(th) Street                    Colorado              84-0922160
                                Loveland, CO  80538

HEALTHWELL.COM, INC.            1401 Pearl Street, Suite 200            Delaware              34-1917641
                                Boulder, CO  80302

INTERNET WORLD MEDIA, INC.      16 Thorndal Circle                      Delaware              06-1385519
                                Darien, CT  06820

ONE, INC.                       1300 E. 9(th) Street                    Colorado              84-1182803
                                Cleveland, OH  44114

PTS DELAWARE, INC.              1300 E. 9(th) Street                    Delaware              34-1959399
                                Cleveland, OH  44114

PENTON INTERNET, INC.           1300 E. 9(th) Street                    Delaware              34-1927675
                                Cleveland, OH  44114

STARDUST.COM                    1300 E. 9(th) Street                    California            77-0414434
                                Cleveland, OH  44114

STREAMING MEDIA, INC.           710 Florida Street, Suite 200           California            94-3296121
                                San Francisco, CA  94110

TECH CONFERENCES,               Unit C-3                                Connecticut           06-1400484
INCORPORATED                    731 Main Street
                                Monroe, CT  06468



                               SCHEDULE 3.1(a)(ii)
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                          LIST OF LEGAL AND OTHER NAMES


                                PERIOD                   TRADE OR
LEGAL NAME OF GRANTOR           OF USE               FICTITIOUS NAMES(*)                         PRIOR NAMES
---------------------           ------               -------------------                         -----------
PENTON MEDIA, INC.              4 years              Professional Trade Shows                    Penton Publishing 6/94
                                                                                                 - 6/98

                                                     A/E/C SYSTEMS and/or A/E/C
                                                     SYSTEMS International

                                                     Industrial Shows of America (ISOA)

                                                     Industrial Shows of America
                                                     International (ISOA - International)

                                                     New Hope Natural Media (New Hope
                                                     Communications)

BOARDWATCH,                     4 years              N/A                                         Boardwatch Magazine,
INCORPORATED                                                                                     Incorporated 2/2/95 -
                                                                                                 5/15/98

DONOHUE MEEHAN                  4 years              N/A                                         DM Acquisition I Corp.
PUBLISHING COMPANY                                                                               5/11/98 - 8/7/98

DUKE COMMUNICATIONS             1 year               N/A                                         Duke Communications
INTERNATIONAL, INC.                                                                              International L.L.L.P.
                                                                                                 9/25/96 - 2/14/01

DUKE INVESTMENTS, INC.          11 years             N/A                                         N/A

HEALTHWELL.COM, INC.            2 years              N/A                                         N/A

INTERNET WORLD MEDIA,           4 years              N/A                                         Mecklermedia Corporation 6/94 -
INC.                                                                                             11/24/98

ONE, INC.                       4 years              N/A                                         ONE, Inc. 6/94 - 5/98

PTS DELAWARE, INC.              2 years              N/A                                         N/A

PENTON INTERNET, INC.           2 years              N/A                                         N/A

STARDUST.COM                    7 years              N/A                                         N/A

STREAMING MEDIA, INC.           2 years              N/A                                         First Conferences, Inc.
                                                                                                 3/25/98 - 9/20/00

                               SCHEDULE 3.1(a)(ii)
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                          LIST OF LEGAL AND OTHER NAMES


                                PERIOD                   TRADE OR
LEGAL NAME OF GRANTOR           OF USE               FICTITIOUS NAMES(*)                         PRIOR NAMES
---------------------           ------               -------------------                         -----------
PENTON MEDIA, INC.              4 years              Professional Trade Shows                    Penton Publishing 6/94
                                                                                                 - 6/98

                                                     A/E/C SYSTEMS and/or A/E/C
                                                     SYSTEMS International

                                                     Industrial Shows of America (ISOA)

                                                     Industrial Shows of America
                                                     International (ISOA - International)

                                                     New Hope Natural Media (New Hope
                                                     Communications)

BOARDWATCH,                     4 years              N/A                                         Boardwatch Magazine,
INCORPORATED                                                                                     Incorporated 2/2/95 -
                                                                                                 5/15/98

DONOHUE MEEHAN                  4 years              N/A                                         DM Acquisition I Corp.
PUBLISHING COMPANY                                                                               5/11/98 - 8/7/98

DUKE COMMUNICATIONS             1 year               N/A                                         Duke Communications
INTERNATIONAL, INC.                                                                              International L.L.L.P.
                                                                                                 9/25/96 - 2/14/01

DUKE INVESTMENTS, INC.          11 years             N/A                                         N/A

HEALTHWELL.COM, INC.            2 years              N/A                                         N/A

INTERNET WORLD MEDIA,           4 years              N/A                                         Mecklermedia Corporation 6/94 -
INC.                                                                                             11/24/98

ONE, INC.                       4 years              N/A                                         ONE, Inc. 6/94 - 5/98

PTS DELAWARE, INC.              2 years              N/A                                         N/A

PENTON INTERNET, INC.           2 years              N/A                                         N/A

STARDUST.COM                    7 years              N/A                                         N/A

STREAMING MEDIA, INC.           2 years              N/A                                         First Conferences, Inc.
                                                                                                 3/25/98 - 9/20/00


                                PERIOD                   TRADE OR
LEGAL NAME OF GRANTOR           OF USE               FICTITIOUS NAMES(*)                         PRIOR NAMES
---------------------           ------               -------------------                         -----------
TECH CONFERENCES,               7 years              N/A                                         N/A
INCORPORATED


-----------------------
(*)     With respect to division and trade names used by entities acquired
(directly or indirectly) by Penton Media, Inc. in the past five years, this schedule lists only those divisions and trade names as to which Penton Media, Inc.'s executive officers have actual knowledge.

                               SCHEDULE 3.1(a)(v)
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                             LIST OF FILING OFFICES


GRANTOR                                                 FILING OFFICE
-------                                                 -------------

PENTON MEDIA, INC                                        Delaware

BOARDWATCH, INCORPORATED                                 Colorado

DONOHUE MEEHAN                                           Illinois
PUBLISHING COMPANY

DUKE COMMUNICATIONS                                      Colorado
INTERNATIONAL, INC

DUKE INVESTMENTS, INC                                    Colorado

HEALTHWELL.COM, INC                                      Delaware

INTERNET WORLD MEDIA, INC                                Delaware

ONE, INC                                                 Colorado

PTS DELAWARE, INC                                        Delaware

PENTON INTERNET, INC                                     Delaware

STARDUST.COM                                             California

STREAMING MEDIA, INC                                     California

TECH CONFERENCES,                                        Connecticut
INCORPORATED

                                  SCHEDULE 3.2
                       TO SUPPLEMENTAL SECURITY AGREEMENT

                     LIST OF INVESTMENT AND RELATED PROPERTY


A.   DEPOSIT ACCOUNTS

BANK
----

FIRST GUARANTY BANK & Trust
1234 King St.
PO Box 2578
Jacksonville, FL  32203-2578
DEPOSIT ACCT #  1085029


HARRIS BANK
520 Green Bay Road
Winnetka, IL  60093
DEPOSIT ACCT #  0006231977


CHASE MANHATTAN
999 Broad St.
Bridgeport, CT  06604
LOCKBOX DEPOSIT ACCT # 510-2-000360


FLEET BANK
980 Post Rd. East
Westport, CT  06880
FOREIGN DRAFT DEPOSIT ACCT # 941-
758-1251


WELLS FARGO
1242 Pearl Street
Mail Code: C7232-011
Boulder, CO 80302
LOCKBOX DEPOSIT ACCT # 182-8059906


WELLS FARGO
Business Account Ratings
PO Box 219
San Leandro, CA  94577-0619
SHOW DEPOSIT ACCT # 643-6502397


BANK OF AMERICA
231 LaSalle St.
Chicago, IL  60604
SHOW DEPOSIT ACCT # 3751593355


LASALLE BANK
1718 West Lake Street
Melrose Park, IL  60160
SHOW DEPOSIT ACCT # 5201174124

FIRST TENNESSE BANK
7082 Bakers Bridge Road
Franklin, TN  37064
DEPOSIT ACCT # 100186974


WILMINGTON TRUST
Rodney Square North
1100 North Market St.
Wilmington, DE  19890-0001
DEPOSIT ACCT # 2815-3244


WELLS FARGO BANK
110 Mission St.
San Francisco, CA  94105
DEPOSIT ACCT # 0496416389


FIRST NATIONAL BANK
205 W. Oak St.
Ft. Collins, CO  80522
DEPOSIT ACCT # 04600009148


PEOPLE'S BANK
435 Main St.
Monroe, CT  06468
SHOW DEPOSIT ACCT # 032-7005606
SHOW DEPOSIT ACCT # 032-7011504
SHOW DEPOSIT ACCT # 032-7011491
SHOW DEPOSIT ACCT # 032-7011483


KEY BANK
127 Public Square
Cleveland, OH  44114
OPERATING ACCT & Lockbox  #
359681001707


NATIONAL CITY BANK
1375 E. Ninth St.
Cleveland, OH  44114
DEPOSIT ACCT # 657100970


BANK OF AMERICA
231 South LaSalle St.
Chicago, IL  60604-1411
DEPOSIT ACCT # 8765261872

B.   SECURITIES ACCOUNTS


BANK
----

HARRIS BANK
520 Green Bay Road
Winnetka, IL  60093

MONEY MARKET ACCT #  0006216684


WELLS FARGO
1242 Pearl Street
Mail Code: C7232-011
Boulder, CO 80302

EUROSWEEP INVESTMENT ACCT # 182-8073308


WELLS FARGO BANK
110 Mission St.
San Francisco, CA  94105

MONEY MARKET ACCT # 6404-463903


FIRST NATIONAL BANK
205 W. Oak St.
Ft. Collins, CO  80522

MONEY MARKET ACCT # 406101483


KEY BANK
127 Public Square
Cleveland, OH  44114


EUROSWEEP INVESTMENT ACCT #
410359681001707


NATIONAL CITY BANK
1900 E. 9th St.
Cleveland, OH  44114
INVESTMENT ACCT # 507657100


CREDIT SUISSE FIRST BOSTON

ACCOUNT # 2KA1N



                                       3